UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

January 31, 2010

Nuveen Santa Barbara Dividend Growth Fund	Nuveen Santa Barbara Growth Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The global economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The largest source of economic uncertainty is the potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion carried out to deal with the financial and economic crisis of 2008. Consequently, the implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board and Lead Independent Director

March 25, 2010

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara Dividend Growth Fund and the Nuveen Santa Barbara Growth Fund feature portfolio management by Santa Barbara Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc.

James Boothe, CFA, serves as portfolio manager for the Dividend Growth Fund. Jim has more than 20 years of investment management experience, and has managed the Fund since its inception in 2006.

Michael Mayfield, Santa Barbara’s president and chief executive officer, James Boothe and Britton Smith, CFA, co-manage the Growth Fund. Mike has more than 20 years of investment management experience and Britton has more than 10 years of experience.

As noted in the Funds’ annual report dated June 30, 2009, the Nuveen Rittenhouse Growth Fund was merged into the Nuveen Santa Barbara Dividend Growth Fund effective June 26, 2009. The six-month return and management commentary for the Dividend Growth Fund reflect the impact of this merger.

In the following discussion, the various portfolio managers discuss the strategies used to manage the Funds and their performance for the six-month period ended January 31. 2010.

How did the Funds perform during the six-month period ended January 31, 2010?

The table on page eight provides performance information for the three Funds (Class A Shares at net asset value) for the six-month, one-year, and since inception periods ended January 31, 2010. The table also compares the Funds’ performance to certain benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

Class A Shares at net asset value for the Nuveen Santa Barbara Dividend Growth Fund underperformed both of the comparative indexes for the six-month period January 31, 2010.

Santa Barbara’s investment philosophy for this Fund is to provide an attractive total return comprised of dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500 Index, 2) lower volatility than the S&P 500 Index, 3) and a focus on companies growing their dividends.

2	Nuveen Investments

The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. Fundamental research is then used to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across several different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as utilities, financials and energy.

For this six-month time frame, the three best sectors in the S&P 500 Index were industrials, consumer discretionary and health care. The Fund was overweight the industrials and consumer discretionary sectors, and underweight in the health care sector.

However, specific stock selection was the key driver of the the Fund’s relative under-performance during this period. The stocks which detracted the most from performance were Manulife, QUALCOMM and FPL Group. Manulife is expected to post more write-downs due to the need to add again to reserves, in spite of the recent equity market rally which should have helped bolster reserves. We believe the stock has increasingly become more volatile than the market, with less upside because of new capital-preservation initiatives that include a dividend cut and refocused efforts on hedging. QUALCOMM provided a disappointing outlook when they reported earnings at the end of January 2010. The company lowered its fiscal-year revenue estimate, citing a subdued economic recovery in developed regions, including Europe and Japan, and lower than expected average selling prices for chips due to some pricing pressure and product mix shifting towards the low end. We believe this effect is temporary. At the beginning of March 2010, after the close of this reporting period, the company indicated that revenues for the 1 st quarter were running on the high end of their expectations. FPL Group was one of the Fund’s poorer performers in the fourth quarter 2009 after the company announced a reduction in their earnings outlook for this year and next. Also creating headwinds for the company was an unfavorable recommendation by the Florida PSC Staff, which approved a rate request increase at lower levels than requested.

For the reporting period, New York Community Bank , AFLAC and Abbott Laboratories all contributed positively to performance. New York Community Bank’s results, reported in late October, were surprisingly good, given that investors expected more credit losses than actually occurred. More importantly, on December 7, 2009, they announced the acquisition of certain assets and liabilities of Amtrust Bank (with branches in FL, OH and AZ) in an $11 billion FDIC-assisted transaction. This acquisition involved certain loss-sharing agreements with the FDIC and that we see as very positive for the bank. AFLAC also reported better than expected earnings. More importantly, there was no material decline in their hybrid securities holdings, which have always been a big concern among investors. The company also laid out a schedule for realizing losses from securities for the next few quarters that seemed manageable and didn’t require AFLAC to raise additional capital.

We added several holdings to the Fund during the period, including Shaw Communications, U.S. Bancorp, JPMorgan Chase, Wal-Mart, and Novo-Nordisk. Shaw is that rare combination of a growth stock that also possesses an impressive 4% yield paid out monthly. Shaw provides cable TV in Western Canada and their growth comes from

Nuveen Investments	3

select acquisitions, increasing subscribers and price increases from migration of current subscribers from basic to digital cable. U.S. Bancorp repeatedly proved to be one of the strongest large banks in the country. They have made several acquisitions that were strategically attractive and FDIC-assisted, which significantly reduced their financial risk since most losses will be borne by the FDIC. As the economy begins the long road back toward full recovery, USB’s earnings visibility should increase and we think they likely will be one of the first banks to increase their dividend. JPMorgan Chase never lost money in the current credit crisis and we believe clearly will be one of the strongest players to emerge, especially given their timely acquisitions of Bear Stearns and Washington Mutual and the disappearance of Lehman Brothers. While they (involuntarily) took $25 billion from the Troubled Asset Relief Program (TARP), they paid it all back with interest as soon as they passed the federal government stress test and proved that they could raise common equity on their own. Wal-Mart fits the dividend growth strategy due to its recent double-digit dividend growth and its prospects for future earnings growth. It has demonstrated a renewed focus on profitable store expansion and renovation. There are a number of compelling growth areas for Wal-Mart in pharmacy, electronics, private label apparel and household products that should help expand their margins. Novo-Nordisk is a global health care company focused primarily on diabetes care. Recently, the International Diabetes Federation raised their estimate again (4th time in a decade) of the world’s diabetes prevalence to almost 450 million people over the next 20 years. Over the next five years, we believe Novo-Nordisk’s earnings should expand 15% from organic revenue growth.

We eliminated several positions throughout the reporting period, including Manulife, PPL, Eli Lilly, Garmin, and Exelon. Manulife’s issues were discussed earlier in this report. PPL, an electric utility, is experiencing deteriorating fundamentals with their positions in the natural gas forward markets. Management has had difficulties in the past with their hedging strategy and in our view has not made enough material changes to correct it. We also are concerned with both federal and state legislation that could negatively impact their future earnings power. Since our purchase of Eli Lilly in March 2006, we expected better progress on new product development. Longer term, the lack of new product visibility beyond 2011 creates uncertainty for future earnings and dividend growth. With the impending entry of Android (Google’s operating system for mobile devices)-powered smart phones into the navigation market, including turn-by-turn direction guidance features, we believe that the organic growth rate outlook of stand-alone PNDs (personal navigation devices) will be severely hampered. Garmin now faces deteriorating fundamentals due to advances in technology that created competitive pressures sooner than we anticipated. Without legislation supporting clean energy, Exelon will be under pressure to grow earnings from current levels. We expect core electricity prices in Exelon’s primary market of Illinois to be lower in the next few years as a result of several recent open auctions for power.

Nuveen Santa Barbara Growth Fund

The Nuveen Santa Barbara Growth Fund Class A Shares at net asset value underperformed both of the comparative indexes during the six-month reporting period ended January 31, 2010.

4	Nuveen Investments

For this Fund, we seek to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing and momentum-driven trading, instead preferring to buy and hold companies that can grow earnings and revenues throughout various business and market cycles.

Over this period, the most significant contributors to the performance of the portfolio, both on an absolute and relative basis, were holdings in the health care and industrials sectors. The biggest detractor on an absolute basis was from our positions in the materials sector, while information technology, driven by stock selection, had the largest negative impact on relative performance.

Among the health care sector holdings that had a positive impact on performance, Varian Medical Systems was one of the largest contributors. Varian is engaged in the design, manufacture, sale and service of equipment and software products for treating cancer with radiotherapy, stereotactic radiosurgery and brachytherapy. The company has continued to perform despite the recession and its stock price has done well even with the uncertainty created by the ongoing health care legislation debate. The company also continues to see significant growth overseas. Another positive contributor was Stryker Company, which is a medical technology company with a range of products in orthopedics specialties, including artificial knees, hips, and other joints. The company has continued to perform well because its products are experiencing increased demand due to ongoing changes in demographics.

In the industrial sector, FLIR Systems enhanced performance. FLIR is engaged in the design, manufacture and marketing of thermal imaging systems. These are primarily used to enhance vision in darkness. The company has continued to do well with its defense products while also making significant strides in developing a variety of commercial products for the maritime, automotive and security markets.

There were several holdings which negatively impacted performance. Bunge Limited, a global agribusiness and food company operating in the farm-to-consumer food chain, performed poorly over the peirod. Bunge is engaged in oilseed processing, is a producer and supplier of fertilizer to farmers in South America, and is engaged in selling packaged vegetable oils. The company, though dominant in the markets where it competes, has been adversely affected by general declines in commodity prices as a result of the global recession.

Also detracting from performance was QUALCOMM, which designs, manufactures and markets digital wireless telecommunications products and services based on its code division multiple access (CDMA) technology and other technologies used for cell phones and global positioning systems. Though units sold have continued to increase, the company has experienced a decline in average selling price during the course of the recession as a result of customers purchasing a relatively greater mix of lower-end phones.

Activision Blizzard also hurt performance. The company is an online and console game publisher with such titles as Guitar Hero, Call of Duty, and World of Warcraft. Due to the

Nuveen Investments	5

*	Since inception returns for the Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Dividend Growth Fund are as of 3/28/2006. Inception returns for the Lipper Indexes are for the same period as the Funds. Inception returns for the S&P and Russell Indexes begin on 3/31/2006.

1	The Lipper Equity Income Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

discretionary nature of its products, the company has experienced a decline in revenues during the recession.

We added several positions to the Fund throughout the period. These included: Wells Fargo and Company, one of the premier retail banking institutions which as a result of the mortgage crisis acquired the geographically-complementary Wachovia; EMC Corporation, the leader in electronic data storage that also has majority ownership of VMware, the dominant player in the virtual infrastructure software solutions area; Akamai Technologies, the leader in providing services for accelerating and improving the delivery of content and applications over the internet which should benefit as the interactive electronic medium continues to evolve; Pepsico, the beverage and snack company that should benefit from continued development of global markets and the introduction and acquisition of new products; and Ecolab, a maker and distributor of high-quality, proprietary cleaning and sanitization products that should continue to grow both domestically and internationally.

We also eliminated several positions. These include Affiliated Computer Services, which was acquired by Xerox in a deal that we did not consider to be shareholder-friendly. As a result, we also eliminated Xerox Corporation. We also sold our recently acquired position in Raytheon, a defense and aerospace systems supplier that is likely to have difficulty growing in the current federal government budgetary environment.

Class A Shares –

Average Annual Total Returns as of 1/31/10

	Cumulative	Average Annual
	6-Month	1-Year	Since inception*
Nuveen Santa Barbara Dividend Growth Fund
A Shares at NAV	6.16%	21.70%	1.84%
A Shares at Offer	0.07%	14.69%	0.29%
Lipper Equity Income Funds Index[1]	9.96%	31.79%	-2.67%
S&P 500 Index[2]	9.87%	33.14%	-2.70%
Nuveen Santa Barbara Growth Fund
A Shares at NAV	8.21%	22.75%	-4.63%
A Shares at Offer	1.97%	15.66%	-6.09%
Lipper Large-Cap Core Funds Index[3]	9.05%	34.08%	-2.50%
Russell 1000 Growth Index[4]	9.85%	37.85%	-1.18%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 5.75% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see p. 26 of this report for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

6	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Dividend Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NSBAX	NSBBX	NSBCX	NBDRX	NSBRX
NAV	$19.91	$19.90	$19.89	$20.05	$19.92
Latest Ordinary Income Distribution[1]	$0.0920	$0.0539	$0.0539	$0.0798	$0.1047
Inception Date	3/28/06	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	21.70%	14.69%
Since Inception	1.84%	0.29%

B Shares	w/o CDSC	w/CDSC
1-Year	20.82%	16.82%
Since Inception	1.10%	0.34%

C Shares	NAV
1-Year	20.83%
Since Inception	1.08%

R3 Shares	NAV
1-Year	21.49%
Since Inception	1.61%

I Shares	NAV
1-Year	22.06%
Since Inception	2.10%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.70%	1.30%
Class B	2.37%	2.05%
Class C	2.39%	2.05%
Class R3	2.18%	1.55%
Class I	1.40%	1.05%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	17.18%	10.43%
Since Inception	3.17%	1.56%

B Shares	w/o CDSC	w/CDSC
1-Year	16.20%	12.20%
Since Inception	2.39%	1.64%

C Shares	NAV
1-Year	16.27%
Since Inception	2.38%

R3 Shares	NAV
1-Year	16.88%
Since Inception	2.92%

I Shares	NAV
1-Year	17.46%
Since Inception	3.42%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$93,771
Number of Common Stocks	38

Top Five Common Stock Holdings[3]
Raytheon Company	3.3%
Microsoft Corporation	3.2%
New York Community Bancorp, Inc.	3.2%
Chevron Corporation	3.1%
Hudson City Bancorp, Inc.	3.1%

1	Paid December 31, 2009.

2	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of January 31, 2010. Holdings are subject to change.

Nuveen Investments	7

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Dividend Growth Fund

Industries[1]
Oil, Gas & Consumable Fuels	8.3%
Pharmaceuticals	7.7%
Thrifts & Mortgage Finance	6.1%
Tobacco	5.8%
Diversified Telecommunication Services	4.7%
Commercial Banks	4.3%
Media	3.8%
Aerospace & Defense	3.2%
Software	3.1%
Commercial Services & Supplies	3.0%
Insurance	2.9%
Diversified Financial Services	2.8%
Semiconductors & Equipment	2.8%
Hotels, Restaurants & Leisure	2.8%
Health Care Equipment & Supplies	2.8%
Gas Utilities	2.6%
Textiles, Apparel & Luxury Goods	2.6%
Metals & Mining	2.6%
Computers & Peripherals	2.5%
Communications Equipment	2.5%
IT Services	2.5%
Beverages	2.4%
Electrical Equipment	2.4%
Short-Term Investments	2.6%
Other	13.2%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,061.60	$1,058.30	$1,057.80	$1,061.00	$1,063.40	$1,018.70	$1,014.92	$1,014.92	$1,017.44	$1,019.96
Expenses Incurred During Period	$6.70	$10.58	$10.58	$8.00	$5.41	$6.56	$10.36	$10.36	$7.83	$5.30

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.04%, 2.04%, 1.54% and 1.04% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Growth Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NSAGX	NSRCX	NBGRX	NSRGX
NAV	$16.59	$16.14	$16.68	$16.70
Latest Ordinary Income Distribution[1]	$0.0319	$ —	$ —	$0.0697
Inception Date	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	22.75%	15.66%
Since Inception	-4.63%	-6.09%

C Shares	NAV	Offer
1-Year	21.81%
Since Inception	-5.36%

R3 Shares	NAV
1-Year	22.29%
Since Inception	-4.89%

I Shares	NAV
1-Year	23.01%
Since Inception	-4.40%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.82%	1.40%
Class C	2.53%	2.15%
Class R3	2.29%	1.65%
Class I	1.52%	1.15%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	20.00%	13.09%
Since Inception	-3.73%	-5.23%

C Shares	NAV	Offer
1-Year	19.06%
Since Inception	-4.46%

R3 Shares	NAV
1-Year	19.64%
Since Inception	-3.98%

I Shares	NAV
1-Year	20.27%
Since Inception	-3.49%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$30,785
Number of Common Stocks	49

Top Five Common Stock Holdings[3]
Teva Pharmaceutical Industries Limited, Sponsored ADR	3.0%
C.R. Bard, Inc.	3.0%
Praxair, Inc.	2.8%
XTO Energy, Inc.	2.8%
Gilead Sciences, Inc.	2.8%

1	Paid December 31, 2009.

2	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of January 31, 2010. Holdings are subject to change.

Nuveen Investments	9

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Growth Fund

Industries[1]
Health Care Equipment & Supplies	10.6%
Machinery	6.0%
Chemicals	5.7%
Pharmaceuticals	4.6%
Internet Software & Services	4.2%
Health Care Providers & Services	3.9%
IT Services	3.9%
Computers & Peripherals	3.5%
Aerospace & Defense	3.4%
Road & Rail	3.2%
Software	2.9%
Oil, Gas & Consumable Fuels	2.7%
Biotechnology	2.7%
Communications Equipment	2.7%
Energy Equipment & Services	2.6%
Semiconductors & Equipment	2.6%
Hotels, Restaurants & Leisure	2.4%
Specialty Retail	2.3%
Household Products	2.2%
Beverages	2.1%
Commercial Services & Supplies	2.0%
Diversified Financial Services	2.0%
Capital Markets	2.0%
Media	2.0%
Short-Term Investments	4.3%
Other	13.5%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,082.10	$1,078.20	$1,080.30	$1,083.10	$1,018.30	$1,014.42	$1,016.94	$1,019.46
Expenses Incurred During Period	$7.19	$11.21	$8.60	$5.99	$6.97	$10.87	$8.34	$5.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.39%, 2.14%, 1.64% and 1.14% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Dividend Growth Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.5%

	Aerospace & Defense – 3.2%

57,215	Raytheon Company	$2,999,781
	Beverages – 2.5%

42,385	Coca-Cola Company	2,299,386
	Capital Markets – 2.4%

10,495	BlackRock Inc.	2,244,041
	Commercial Banks – 4.3%

38,680	Cullen/Frost Bankers, Inc.	1,985,058

82,200	U.S. Bancorp	2,061,576
	Total Commercial Banks	4,046,634
	Commercial Services & Supplies – 3.0%

86,805	Waste Management, Inc.	2,782,100
	Communications Equipment – 2.5%

59,605	QUALCOMM, Inc.	2,335,920
	Computers & Peripherals – 2.5%

19,185	International Business Machines Corporation (IBM)	2,348,052
	Diversified Financial Services – 2.9%

68,705	JPMorgan Chase & Co.	2,675,373
	Diversified Telecommunication Services – 4.7%

101,255	AT&T Inc.	2,567,827

25,170	Telefonica S.A., Sponsored ADR	1,802,172
	Total Diversified Telecommunication Services	4,369,999
	Electric Utilities – 2.1%

40,985	FPL Group, Inc.	1,998,429
	Electrical Equipment – 2.4%

55,260	Emerson Electric Company	2,295,500
	Food & Staples Retailing – 2.1%

36,400	Wal-Mart Stores, Inc.	1,944,852
	Gas Utilities – 2.6%

55,935	EQT Corporation	2,462,259
	Health Care Equipment & Supplies – 2.8%

34,285	Becton, Dickinson and Company	2,584,060
	Hotels, Restaurants & Leisure – 2.8%

76,050	YUM! Brands, Inc.	2,601,671
	Household Products – 2.1%

32,345	Procter & Gamble Company	1,990,835
	Insurance – 2.9%

56,115	AFLAC Incorporated	2,717,649
	IT Services – 2.5%

80,230	Paychex, Inc.	2,325,868
	Machinery – 2.3%

61,172	PACCAR Inc.	2,204,027
	Media – 3.8%

97,600	Shaw Communication Inc.	1,817,312

53,470	Thomson Corporation	1,784,829
	Total Media	3,602,141

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Dividend Growth Fund (continued)

January 31, 2010

Shares	Description (1)			Value

	Metals & Mining – 2.6%

90,360	Southern Copper Corporation			$2,406,287
	Oil, Gas & Consumable Fuels – 8.3%

39,810	Chevron Corporation			2,871,097

86,150	EnCana Corporation			2,635,329

40,495	Royal Dutch Shell PLC, Class A, Sponsored ADR			2,243,018
	Total Oil, Gas & Consumable Fuels			7,749,444
	Pharmaceuticals – 7.7%

51,260	Abbott Laboratories			2,713,704

29,600	Novo-Nordisk A/S			1,995,928

134,800	Pfizer Inc.			2,515,368
	Total Pharmaceuticals			7,225,000
	Semiconductors & Equipment – 2.8%

103,055	Microchip Technology Incorporated			2,659,850
	Software – 3.1%

102,900	Microsoft Corporation			2,899,722
	Specialty Retail – 2.1%

31,550	Sherwin-Williams Company			1,998,693
	Textiles, Apparel & Luxury Goods – 2.6%

34,175	VF Corporation			2,461,625
	Thrifts & Mortgage Finance – 6.1%

213,785	Hudson City Bancorp, Inc.			2,836,927

192,460	New York Community Bancorp, Inc.			2,892,674
	Total Thrifts & Mortgage Finance			5,729,601
	Tobacco – 5.8%

35,800	Lorillard Inc.			2,710,060

60,475	Philip Morris International			2,752,217
	Total Tobacco			5,462,277
	Total Common Stocks (cost $86,440,033)			91,421,076

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.6%

$2,477	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/10, repurchase price $2,477,412, collateralized by $2,515,000 U.S. Treasury Notes, 0.875%, due 4/30/11, value $2,530,719	0.010%	2/01/10	$2,477,410
	Total Short-Term Investments (cost $2,477,410)			2,477,410
	Total Investments (cost $88,917,443) – 100.1%			93,898,486
	Other Assets Less Liabilities – (0.1)%			(127,277)
	Net Assets – 100%			$93,771,209

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

12	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 93.0%

	Aerospace & Defense – 3.3%

12,335	ITT Industries, Inc.	$595,904

6,035	United Technologies Corporation	407,242
	Total Aerospace & Defense	1,003,146
	Air Freight & Logistics – 1.7%

15,775	Expeditors International of Washington, Inc.	537,928
	Beverages – 2.0%

10,400	PepsiCo, Inc.	620,048
	Biotechnology – 2.6%

16,580	Gilead Sciences, Inc., (2)	800,317
	Capital Markets – 1.9%

3,985	Goldman Sachs Group, Inc.	592,649
	Chemicals – 5.5%

5,300	Ecolab Inc.	232,670

8,715	Monsanto Company	661,294

10,775	Praxair, Inc.	811,573
	Total Chemicals	1,705,537
	Commercial Banks – 1.0%

10,300	Wells Fargo & Company	292,829
	Commercial Services & Supplies – 2.0%

18,945	Waste Management, Inc.	607,187
	Communications Equipment – 2.6%

20,315	QUALCOMM, Inc.	796,145
	Computers & Peripherals – 3.4%

19,500	EMC Corporation, (2)	325,065

6,000	International Business Machines Corporation (IBM)	734,340
	Total Computers & Peripherals	1,059,405
	Construction & Engineering – 1.6%

13,020	Jacobs Engineering Group, Inc., (2)	492,026
	Diversified Financial Services – 1.9%

2,085	CME Group, Inc.	598,020
	Electrical Equipment – 1.7%

12,700	Emerson Electric Company	527,558
	Electronic Components – 1.7%

13,215	Amphenol Corporation, Class A	526,486
	Electronic Equipment & Instruments – 1.5%

15,900	FLIR Systems Inc., (2)	470,322
	Energy Equipment & Services – 2.6%

12,455	Schlumberger Limited	790,394
	Food Products – 1.7%

8,925	Bunge Limited	524,701
	Health Care Equipment & Supplies – 10.3%

5,115	Alcon, Inc.	796,457

7,405	Becton, Dickinson and Company	558,115

10,450	C. R. Bard, Inc.	866,201

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Fund (continued)

January 31, 2010

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

6,750	Stryker Corporation	$350,460

11,700	Varian Medical Systems, Inc., (2)	588,393
	Total Health Care Equipment & Supplies	3,159,626
	Health Care Providers & Services – 3.8%

7,030	Express Scripts, Inc., (2)	589,536

10,610	Quest Diagnostics Incorporated	590,659
	Total Health Care Providers & Services	1,180,195
	Hotels, Restaurants & Leisure – 2.3%

11,285	McDonald’s Corporation	704,523
	Household Products – 2.1%

10,750	Procter & Gamble Company	661,663
	Internet Software & Services – 4.1%

18,900	Akamai Technologies, Inc., (2)	466,830

1,475	Google Inc., Class A, (2)	780,895
	Total Internet Software & Services	1,247,725
	IT Services – 3.8%

15,910	Accenture Limited	652,151

27,195	Western Union Company	504,195
	Total IT Services	1,156,346
	Life Sciences Tools & Services – 1.2%

6,400	Waters Corporation, (2)	364,672
	Machinery – 5.9%

11,930	Illinois Tool Works, Inc.	520,029

11,295	Parker Hannifin Corporation	631,503

12,750	Stanley Works	653,438
	Total Machinery	1,804,970
	Media – 1.9%

16,730	Omnicom Group, Inc.	590,569
	Oil, Gas & Consumable Fuels – 2.6%

18,198	XTO Energy, Inc.	811,085
	Pharmaceuticals – 4.5%

9,055	Allergan, Inc.	520,663

15,360	Teva Pharmaceutical Industries Limited, Sponsored ADR	871,219
	Total Pharmaceuticals	1,391,882
	Road & Rail – 3.2%

5,925	Burlington Northern Santa Fe Corporation	590,900

8,055	Norfolk Southern Corporation	379,068
	Total Road & Rail	969,968
	Semiconductors & Equipment – 2.6%

40,590	Intel Corporation	787,446
	Software – 2.8%

41,200	Activision Blizzard Inc., (2)	418,592

15,200	Intuit, Inc., (2)	450,072
	Total Software	868,664

14	Nuveen Investments

Shares	Description (1)			Value

	Specialty Retail – 2.2%

15,045	Ross Stores, Inc.			$691,017
	Textiles, Apparel & Luxury Goods – 1.0%

4,815	Nike, Inc., Class B			306,952
	Total Common Stocks (cost $27,875,657)			28,642,001

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.2%

$1,297	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/10, repurchase price $1,296,635, collateralized by $900,000 U.S. Treasury Bonds, 8.750%, due 8/15/20, value $1,323,720	0.010%	2/01/10	$1,296,634
	Total Short-Term Investments (cost $1,296,634)			1,296,634
	Total Investments (cost $29,172,291) – 97.2%			29,938,635
	Other Assets Less Liabilities – 2.8%			846,776
	Net Assets – 100%			$30,785,411

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Assets and Liabilities (Unaudited)

January 31, 2010

	Santa Barbara Dividend Growth	Santa Barbara Growth
Assets
Investments, at value (cost $88,917,443 and $29,172,291)	$93,898,486	$29,938,635
Cash	—	121,781
Receivables:
Dividends and interest	129,995	6,508
From Adviser	7,958	—
Investments sold	—	658,014
Reclaims	17,890	5,240
Shares sold	277,727	248,540
Other assets	67,936	30
Total assets	94,399,992	30,978,748
Liabilities
Payables:
Investments purchased	—	120,208
Shares redeemed	334,355	9,255
Accrued expenses:
Management fees	—	19,820
12b-1 distribution and service fees	32,944	2,956
Other	261,484	41,098
Total liabilities	628,783	193,337
Net assets	$93,771,209	$30,785,411
Class A Shares
Net assets	$41,501,425	$4,782,134
Shares outstanding	2,084,276	288,312
Net asset value per share	$19.91	$16.59
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.12	$17.60
Class B Shares
Net assets	$3,612,384	N/A
Shares outstanding	181,561	N/A
Net asset value and offering price per share	$19.90	N/A
Class C Shares
Net assets	$22,429,760	$2,105,154
Shares outstanding	1,127,861	130,451
Net asset value and offering price per share	$19.89	$16.14
Class R3 Shares
Net assets	$208,948	$212,063
Shares outstanding	10,424	12,712
Net asset value and offering price per share	$20.05	$16.68
Class I Shares
Net assets	$26,018,692	$23,686,060
Shares outstanding	1,306,167	1,418,422
Net asset value and offering price per share	$19.92	$16.70
Net Assets Consist of:
Capital paid-in	$183,310,591	$36,392,269
Undistributed (Over-distribution of) net investment income	16,436	(1,924)
Accumulated net realized gain (loss) from investments and foreign currency	(94,536,680)	(6,371,278)
Net unrealized appreciation (depreciation) of investments and foreign currency	4,980,862	766,344
Net assets	$93,771,209	$30,785,411

N/A	Effective November 10, 2009, Class B Shares of Santa Barbara Growth are no longer available through an exchange of another Nuveen fund and converted to Class A Shares after the close of business on November 24, 2009.

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended January 31, 2010

	Santa Barbara Dividend Growth	Santa Barbara Growth
Dividend and Interest Income (net of tax withheld of $35,278 and $864)	$1,461,753	$224,778
Expenses
Management fees	378,622	143,412
12b-1 service fees – Class A	58,226	9,460
12b-1 distribution and service fees – Class B	21,117	801
12b-1 distribution and service fees – Class C	113,522	10,234
12b-1 distribution and service fees – Class R3	530	532
Shareholders’ servicing agent fees and expenses	133,878	8,931
Custodian’s fees and expenses	10,570	13,122
Trustees’ fees and expenses	858	339
Professional fees	12,371	13,449
Shareholders’ reports – printing and mailing expenses	33,688	4,873
Federal and state registration fees	47,771	25,528
Other expenses	2,697	1,046
Total expenses before custodian fee credit and expense reimbursement	813,850	231,727
Custodian fee credit	—	(15)
Expense reimbursement	(121,771)	(26,915)
Net expenses	692,079	204,797
Net investment income	769,674	19,981
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	981,255	(1,307,134)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,726,160	3,909,013
Net realized and unrealized gain (loss)	4,707,415	2,601,879
Net increase (decrease) in net assets from operations	$5,477,089	$2,621,860

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Changes in Net Assets (Unaudited)

	Santa Barbara Dividend Growth
	Six Months Ended 1/31/10	Year Ended 7/31/09
Operations
Net investment income (loss)	$769,674	$548,684
Net realized gain (loss) from investments and foreign currency	981,255	(15,707,550)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,726,160	16,001,855
Net increase (decrease) in net assets from operations	5,477,089	842,989
Distributions to Shareholders
From net investment income:
Class A	(408,267)	(260,109)
Class B	(21,627)	(9,508)
Class C	(118,448)	(39,699)
Class R3	(1,618)	(756)
Class I	(224,889)	(224,109)
Decrease in net assets from distributions to shareholders	(774,849)	(534,181)
Fund Share Transactions
Shares issued in the reorganization of Rittenhouse Growth	—	57,875,302
Proceeds from sale of shares	17,707,464	31,140,870
Proceeds from shares issued to shareholders due to reinvestment of distributions	546,093	424,311
	18,253,557	89,440,483
Cost of shares redeemed	(20,808,004)	(16,510,358)
Net increase (decrease) in net assets from Fund share transactions	(2,554,447)	72,930,125
Net increase (decrease) in net assets	2,147,793	73,238,933
Net assets at the beginning of period	91,623,416	18,384,483
Net assets at the end of period	$93,771,209	$91,623,416
Undistributed (Over-distribution of) net investment income at the end of period	$16,436	$21,611

18	Nuveen Investments

Statement of Changes in Net Assets (Unaudited) (continued)

	Santa Barbara Growth
	Six Months Ended 1/31/10	Year Ended 7/31/09
Operations
Net investment income (loss)	$19,981	$87,749
Net realized gain (loss) from investments and foreign currency	(1,307,134)	(4,291,865)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,909,013	(3,861,492)
Net increase (decrease) in net assets from operations	2,621,860	(8,065,608)
Distributions to Shareholders
From net investment income:
Class A	(9,045)	—
Class B	—	—
Class C	—	—
Class R3	—	—
Class I	(100,609)	—
Decrease in net assets from distributions to shareholders	(109,654)	—
Fund Share Transactions
Proceeds from sale of shares	14,531,303	27,121,570
Proceeds from shares issued to shareholders due to reinvestment of distributions	48,041	—
	14,579,344	27,121,570
Cost of shares redeemed	(19,986,838)	(16,281,799)
Net increase (decrease) in net assets from Fund share transactions	(5,407,494)	10,839,771
Net increase (decrease) in net assets	(2,895,288)	2,774,163
Net assets at the beginning of period	33,680,699	30,906,536
Net assets at the end of period	$30,785,411	$33,680,699
Undistributed (Over-distribution of) net investment income at the end of period	$(1,924)	$87,749

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”) and Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. The fund seeks to provide income from dividends that is tax-advantaged, subject to holding period requirements. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated, including American Depositary Receipts (“ADRs”) and other types of depositary receipts.

After the close of business on June 26, 2009, Santa Barbara Dividend Growth acquired all the net assets of Nuveen Rittenhouse Growth Fund (“Rittenhouse Growth”) pursuant to a plan of reorganization (the “Reorganization”) previously approved by the shareholders of Rittenhouse Growth. The acquisition was accomplished by a tax-free exchange of Class A, B, C and I Shares of Santa Barbara Dividend Growth for the outstanding Class A, B, C and I Shares of Rittenhouse Growth, respectively, on June 26, 2009. Rittenhouse Growth’s net assets of $57,875,302 at that date included $14,059,279 of net unrealized depreciation which was combined with that of Santa Barbara Dividend Growth. The combined net assets of Santa Barbara Dividend Growth and Rittenhouse Growth immediately after the acquisition were $84,266,824. For accounting and performance reporting purposes, Santa Barbara Dividend Growth is the survivor.

Santa Barbara Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated, including ADRs and other types of depositary receipts.

After the close of business on November 24, 2009, all outstanding Class B Shares of Santa Barbara Growth were converted to Class A Shares, and Class B Shares are no longer issued by the Fund.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

20	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Santa Barbara Growth and quarterly for Santa Barbara Dividend Growth. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operation, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2010.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2010:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$91,421,076	$—	$—	$91,421,076
Short-Term Investments	2,477,410	—	—	2,477,410
Total	$93,898,486	$—	$—	$93,898,486

Santa Barbara Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$28,642,001	$—	$—	$28,642,001
Short-Term Investments	1,296,634	—	—	1,296,634
Total	$29,938,635	$—	$—	$29,938,635

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended January 31, 2010.

22	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Six Months Ended 1/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares issued in the reorganization of Rittenhouse Growth:
Class A	—	$—	1,688,257	$30,112,912
Class B	—	—	226,916	4,040,676
Class C	—	—	960,370	17,092,784
Class I	—	—	371,387	6,628,930
Shares sold:
Class A	279,631	5,596,352	822,247	14,989,877
Class A – automatic conversion of Class B Shares	13,846	271,769	4,415	77,912
Class B	1,034	20,550	10,263	184,106
Class C	96,019	1,938,093	135,121	2,377,861
Class R3	—	—	10,424	150,000
Class I	483,279	9,880,700	735,397	13,361,114
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,593	297,755	10,994	190,545
Class B	688	14,004	243	4,206
Class C	3,296	67,253	877	15,320
Class R3	—	—	—	—
Class I	8,184	167,081	12,110	214,240
	900,570	18,253,557	4,989,021	89,440,483
Shares redeemed:
Class A	(668,863)	(13,468,486)	(266,003)	(4,579,696)
Class B	(53,352)	(1,061,756)	(17,739)	(314,530)
Class B – automatic conversion to Class A Shares	(13,857)	(271,769)	(4,415)	(77,912)
Class C	(96,536)	(1,932,079)	(97,178)	(1,722,476)
Class R3	—	—	—	—
Class I	(202,452)	(4,073,914)	(564,462)	(9,815,744)
	(1,035,060)	(20,808,004)	(949,797)	(16,510,358)
Net increase (decrease)	(134,490)	$(2,554,447)	4,039,224	$72,930,125

	Santa Barbara Growth
	Six Months Ended 1/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	121,900	$2,008,539	533,038	$7,821,928
Class A – automatic conversion of Class B Shares	—	—	111	1,815
Class B	156	2,409	2,841	46,845
Class C	30,404	485,937	106,741	1,514,051
Class R3	—	—	12,712	150,000
Class I	718,930	12,034,418	1,107,824	17,586,931
Shares issued to shareholders due to reinvestment of distributions:
Class A	375	6,533	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	2,366	41,508	—	—
	874,131	14,579,344	1,763,267	27,121,570
Shares redeemed:
Class A	(399,521)	(6,740,246)	(322,577)	(4,804,282)
Class B	(16,117)	(266,740)	(5,556)	(82,902)
Class B – automatic conversion to Class A Shares	—	—	(113)	(1,815)
Class C	(28,552)	(449,079)	(95,757)	(1,404,609)
Class R3	—	—	—	—
Class I	(765,224)	(12,530,773)	(689,476)	(9,988,191)
	(1,209,414)	(19,986,838)	(1,113,479)	(16,281,799)
Net increase (decrease)	(335,283)	$(5,407,494)	649,788	$10,839,771

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2010, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Purchases	$22,829,565	$4,758,259
Sales	24,207,841	10,218,350

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2010, the cost of investments was as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Cost of investments	$90,157,099	$29,858,460

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2010, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Gross unrealized:
Appreciation	$7,664,661	$2,183,269
Depreciation	(3,923,274)	(2,103,094)
Net unrealized appreciation (depreciation) of investments	$3,741,387	$80,175

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2009, the Funds’ last tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Undistributed net ordinary income*	$21,611	$87,749
Undistributed net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Distributions from net ordinary income*	$534,181	$—
Distributions from net long-term capital gains	—	—
Tax return of capital	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2009, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Santa Barbara Dividend Growth		Santa Barbara Growth
Expiration:
July 31, 2010	$57,624,740		$—
July 31, 2011	10,576,243		—
July 31, 2016	10,391,480	*	1,823
July 31, 2017	366,333	*	952,763
Total	$78,958,796		$954,586

24	Nuveen Investments

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through July 31, 2009, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Santa Barbara Dividend Growth*	Santa Barbara Growth
Post-October capital losses	$15,319,483	$3,423,389
*	A portion of Santa Barbara Dividend Growth’s capital loss carryforward and post-October loss is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%
For the next $125 million	.5875	.6875
For the next $250 million	.5750	.6750
For the next $500 million	.5625	.6625
For the next $1 billion	.5500	.6500
For net assets over $2 billion	.5250	.6250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of January 31, 2010, the complex-level fee rate was .1881%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management (“Santa Barbara”), a subsidiary of Nuveen. Santa Barbara is compensated for its services to the Funds from the management fee paid to the Adviser.

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of shares in the amounts and for the time periods stated in the following table.

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	1.050%	November 30, 2011	1.250%
Santa Barbara Growth	1.150	November 30, 2010	1.400

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended January 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Sales charges collected	$—	$2,940
Paid to financial intermediaries	—	2,600

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Commission advances	$16,099	$4,447

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2010, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth
12b-1 fees retained	$31,122	$4,953

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2010, as follows.

	Santa Barbara Dividend Growth	Santa Barbara Growth
CDSC retained	$7,183	$334

26	Nuveen Investments

At January 31, 2010, Nuveen owned shares of the Funds as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Class A	12,500	12,162
Class B	12,500	—
Class C	12,500	—
Class R3	10,424	12,712
Class I	2,076	—

8. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Funds are evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	27

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (3/06)
2010(d)	$18.92	$.18	$.99	$1.17	$(.18)	$—	$(.18)	$19.91
2009	22.82	.33	(3.89)	(3.56)	(.34)	—	(.34)	18.92
2008	23.78	.47	(.86)	(.39)	(.44)	(.13)	(.57)	22.82
2007	21.27	.43	2.63	3.06	(.54)	(.01)	(.55)	23.78
2006(e)	20.00	.15	1.12	1.27	—	—	—	21.27
Class B (3/06)
2010(d)	18.90	.11	1.00	1.11	(.11)	—	(.11)	19.90
2009	22.81	.16	(3.87)	(3.71)	(.20)	—	(.20)	18.90
2008	23.77	.29	(.87)	(.58)	(.25)	(.13)	(.38)	22.81
2007	21.22	.28	2.61	2.89	(.33)	(.01)	(.34)	23.77
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22
Class C (3/06)
2010(d)	18.90	.10	1.00	1.10	(.11)	—	(.11)	19.89
2009	22.80	.16	(3.86)	(3.70)	(.20)	—	(.20)	18.90
2008	23.76	.27	(.85)	(.58)	(.25)	(.13)	(.38)	22.80
2007	21.22	.24	2.64	2.88	(.33)	(.01)	(.34)	23.76
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22
Class R3 (3/09)
2010(d)	19.04	.15	1.02	1.17	(.16)	—	(.16)	20.05
2009(f)	14.39	.14	4.58	4.72	(.07)	—	(.07)	19.04
Class I (3/06)(g)
2010(d)	18.92	.20	1.00	1.20	(.20)	—	(.20)	19.92
2009	22.83	.46	(3.99)	(3.53)	(.38)	—	(.38)	18.92
2008	23.79	.50	(.83)	(.33)	(.50)	(.13)	(.63)	22.83
2007	21.29	.46	2.66	3.12	(.61)	(.01)	(.62)	23.79
2006(e)	20.00	.17	1.12	1.29	—	—	—	21.29

28	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

6.16%	$41,501	1.53	%*	1.55	%*	1.29	%*	1.79	%*	25%
(15.51)	46,250	1.70		1.46		1.29		1.87		165
(1.77)	4,226	2.02		1.15		1.28		1.89		39
14.49	776	4.61		(1.67)		1.28		1.66		21
6.35	266	5.71	*	(2.32	)*	1.29	*	2.10	*	4

5.83	3,612	2.27	*	.86	*	2.04	*	1.09	*	25
(16.20)	4,670	2.37		.56		2.02		.91		165
(2.51)	725	3.06		.10		2.04		1.12		39
13.68	366	5.78		(2.71)		2.03		1.04		21
6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	4

5.78	22,430	2.30	*	.75	*	2.04	*	1.00	*	25
(16.16)	21,259	2.39		.51		2.02		.88		165
(2.51)	2,870	3.07		.04		2.04		1.07		39
13.63	806	5.34		(2.46)		2.04		.84		21
6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	4

6.10	209	1.80	*	1.25	*	1.54	*	1.51	*	25
32.89	199	2.18	*	1.33	*	1.55	*	1.97	*	165

6.34	26,019	1.33	*	1.64	*	1.04	*	1.94	*	25
(15.33)	19,246	1.40		2.21		1.05		2.56		165
(1.52)	10,563	1.56		1.51		1.03		2.03		39
14.77	1,163	4.14		(1.33)		1.04		1.77		21
6.45	266	5.45	*	(2.07	)*	1.04	*	2.35	*	4
*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2010.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	29

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (3/06)
2010(d)	$15.36	$— **	$1.26	$1.26	$(.03)	$—	$(.03)	$16.59
2009	20.09	.02	(4.75)	(4.73)	—	—	—	15.36
2008	21.08	(.02)	(.92)	(.94)	—	(.05)	(.05)	20.09
2007	18.86	(.04)	2.26	2.22	—	—	—	21.08
2006(e)	20.00	— **	(1.14)	(1.14)	—	—	—	18.86
Class C (3/06)
2010(d)	14.97	(.06)	1.23	1.17	—	—	—	16.14
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97
2008	20.87	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.74
2007	18.81	(.19)	2.25	2.06	—	—	—	20.87
2006(e)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81
Class R3 (3/09)
2010(d)	15.44	(.02)	1.26	1.24	—	—	—	16.68
2009(f)	11.80	(.01)	3.65	3.64	—	—	—	15.44
Class I (3/06)(g)
2010(d)	15.48	.02	1.27	1.29	(.07)	—	(.07)	16.70
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48
2008	21.14	.01	(.91)	(.90)	—	(.05)	(.05)	20.19
2007	18.88	.02	2.26	2.28	(.02)	—	(.02)	21.14
2006(e)	20.00	.01	(1.13)	(1.12)	—	—	—	18.88

30	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

8.21%	$4,782	1.54	%*	(.12	)%*	1.39	%*	.04	%*	16%
(23.54)	8,686	1.82		(.25)		1.40		.17		24
(4.46)	7,131	2.26		(1.01)		1.39		(.15)		37
11.77	1,991	3.48		(2.52)		1.39		(.43)		48
(5.70)	236	4.71	*	(3.44	)*	1.39	*	(.12	)*	6

7.82	2,105	2.31	*	(.94	)*	2.14	*	(.77	)*	16
(24.16)	1,926	2.53		(.94)		2.15		(.56)		24
(5.18)	2,321	3.07		(1.80)		2.14		(.87)		37
10.95	2,182	4.15		(3.17)		2.15		(1.18)		48
(5.95)	235	5.46	*	(4.19	)*	2.14	*	(.87	)*	6

8.03	212	1.81	*	(.43	)*	1.64	*	(.27	)*	16
30.85	196	2.29	*	(.75	)*	1.65	*	(.10	)*	24

8.31	23,686	1.31	*	.07	*	1.14	*	.24	*	16
(23.37)	22,633	1.52		.06		1.14		.44		24
(4.21)	21,083	1.68		(.56)		1.14		(.02)		37
12.06	2,217	3.79		(2.81)		1.13		(.15)		48
(5.60)	1,180	4.46	*	(3.19	)*	1.14	*	.13	*	6

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2010.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	31

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

32	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	33

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $145 billion of assets on December 31, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SANTB-0110P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

January 31, 2010

Nuveen Santa Barbara Strategic Growth Fund	Nuveen Santa Barbara Mid-Cap Growth Fund	Nuveen Santa Barbara EcoLogic Equity Fund	Nuveen Santa Barbara Global Equity Fund	Nuveen Santa Barbara International Equity Fund

Nuveen Santa Barbara Growth Plus Fund	Nuveen Tradewinds Japan Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The global economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The largest source of economic uncertainty is the potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion carried out to deal with the financial and economic crisis of 2008. Consequently, the implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board and Lead Independent Director

March 25, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara Strategic Growth Fund, the Nuveen Santa Barbara Mid-Cap Growth Fund, the Nuveen Santa Barbara EcoLogic Equity Fund, the Nuveen Santa Barbara Global Equity Fund, the Nuveen Santa Barbara International Equity Fund and the Nuveen Santa Barbara Growth Plus Fund all feature portfolio management by Santa Barbara Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

Dan Roarty and Mark Hackett are co-portfolio managers of the Strategic Growth Fund. Chris Leonard and Allan House are co-portfolio managers for the Mid-Cap Growth Fund. Tracy Stouffer, CFA, serves as portfolio manager for the International Equity Fund, and as co-manager with Britton Smith, CFA, for the Global Equity Fund. Britton Smith also is portfolio manager for the EcoLogic Fund. George Tharakan and Bryan Goligoski are co-portfolio managers for the Growth Plus Fund.

The Nuveen Tradewinds Japan Fund features portfolio management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments, Inc. Peter Boardman, a managing director of Tradewinds, is the portfolio manager for the Japan Fund.

Here the various managers discuss their investment strategies and the performance of each Fund for the six-month period ended January 31, 2010.

How did the Funds perform during the six-month period ended January 31, 2010?

The table on page 12 provides performance information for the Funds (Class A Shares at net asset value) for the six-month, one-year and since inception periods ending January 31, 2010. The table also compares each Fund’s performance to certain indexes. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Strategic Growth Fund

The Nuveen Santa Barbara Strategic Growth Fund Class A Shares at net asset value slightly underperformed the Russell 1000 Growth Index and the Lipper Multi-Cap Growth Funds Index for the six-month period ended January 31, 2010.

Given a management style that focuses on bottoms up research as opposed to macroeconomic or sector bets, an investor should expect the majority of the Fund’s outperformance or underperformance to be driven by stock selection. During the six- month period ending January 31, 2010, negative stock selection within the information technology sector was a key driver of the Fund’s underperformance relative to its peers and its benchmark.

2	Nuveen Investments

During the period, stocks that detracted from performance included Quanta Services Inc., FTI Consulting Inc. and Qualcomm. Quanta Services designs, installs, and services network infrastructure for the power, gas, and telecom industries. The customers the company serves remained guarded in their capital spending during the period, and expected stimulus spending rolled out slower than expected. The company remained disciplined on price in its contracting efforts, which we applaud for the long-term with the realization it hampers near-term revenue growth.

FTI Consulting is a consultant and advisor to companies undergoing bankruptcy, restructuring, and various other strategic initiatives. During the reporting period, pro-cyclical stocks tended to outperform. Given FTI’s business is often viewed as counter cyclical (i.e. as the economy improves, fewer firms will need to undergo many of the strategic initiatives on which FTI advises), its stock price came under pressure. We disagree with this view and believe earnings growth will remain robust and drive positive share price performance from current levels. Qualcomm is a leading provider of wireless communication technologies. During the period, Qualcomm suffered from a decline in global handset sales as well as chipsets for use in telecommunications applications.

Among the stocks that aided performance during the period, the three with the largest positive contribution were Bare Escentuals, Inc., Estee Lauder, and Guess? Inc. BARE manufactures, markets and distributes a variety of mineral based cosmetic products. During the period, Shiseido Co., the largest cosmetics company in Japan, made a tender offer for the shares of BARE which drove the meaningful positive performance in the stock.

Estee Lauder is a leading vendor of skin-care, fragrances and hair care products. During the period, the company has successfully executed its strategy of both growing top line sales and also reducing operating costs under new management. Guess designs, markets, and distributes apparel and accessories. Guess shares benefited from a rebound in global economic conditions following a period of weak performance during the recession of 2008/2009. Its global footprint also aided performance given its exposure to the faster growing and quicker to rebound Asian and emerging markets.

There were several positions added to the Fund throughout the reporting period. These included Marvel Technologies, King Pharmaceuticals, and Citrix. Marvel is a leading communication and storage semiconductor company. We purchased it based on its attractive risk/reward outlook. We expected strong growth from, among other areas, a reacceleration in the global PC market in the second half of 2009 and 2010.

King Pharmaceutical sells branded prescription pharmaceutical and animal health products worldwide. We purchased based on the company’s attractive risk/reward outlook. We believe there is strong growth potential from three new drugs filed with the FDA that could make it the leader in the market for abuse-deterrent opioids.

Citrixis is a leader in desktop virtualization. We believe the demand for virtualization products and services will increase as enterprises seek to centralize systems and reduce information technology headcount and costs. The company is ramping two new offerings: XenApp (a presentation server) and XenDesktop (desktop virtualization). The former should provide growth from a low base of penetration while the latter should provide upsell opportunities within the company’s large existing installed base.

Nuveen Investments	3

We eliminated several holdings throughout the period including Bare Escentuals, Cliff Natural Resources, and Marvel Entertainment. As mentioned earlier, BARE manufactures, markets and distributes a variety of mineral based cosmetic products. During the period, Shiseido Co., the largest cosmetics company in Japan, made a tender offer for the shares of BARE which drove the meaningful positive performance in the stock. We sold following announcement of the offer. Cliff Natural Resources is an international mining company with primary exposures to iron ore and metallurgic coal. The shares performed well during the period in large part due to increased investor appetite for cyclical exposure to the materials sector on expectations for an economic recovery following a period of global economic weakness. We sold after a material increase in the stock in July and August. Lastly Marvel, a leading character-based entertainment company, was sold after the announcement that it was being purchased by Walt Disney Co.

Nuveen Santa Barbara Mid-Cap Growth Fund

The Nuveen Santa Barbara Mid-Cap Growth Fund Class A Shares at net asset value underperformed both of the comparative indexes for the six-month period ended January 31, 2010.

Given a management style that focuses on bottom up research as opposed to macroeconomic or sector bets, an investor should expect the majority of the Fund’s outperformance or underperformance to be driven by stock selection. During this six-month reporting period, stock selection was a key reason of the Fund’s underperformance relative to the indexes. Stock selection was particularly weak within the health care and information technology sectors.

Stocks that detracted from performance included Quanta Services Inc., FTI Consulting Inc. and Ciena Corporation. Quanta Services designs, installs, and services network infrastructure for the power, gas, and telecom industries. The customers it serves remained guarded in their capital spending during the period, and stimulus spending rolled out slower than expected. However, the company did remain disciplined on price in its contracting efforts, which we applaud for the long-term even though it hampers near-term revenue growth.

FTI Consulting is a consultant and advisor to companies undergoing bankruptcy, restructuring, and various other strategic initiatives. During the reporting period, pro-cyclical stocks tended to outperform. Given FTI’s business is often viewed as counter cyclical (i.e. as the economy improves, fewer firms will need to undergo many of the strategic initiatives on which FTI advises), its stock price came under pressure. We disagree with this view and believe earnings growth will remain robust and drive positive share price performance from current levels.

Lastly, Ciena Corporation sells and supports communications networking equipment. The shares underperformed during the period as the company announced it was seeking to acquire the networking assets of Nortel Networks. We did not view the acquisition as advisable given the price and subsequent debt levels at the company and therefore sold the shares.

Among the stocks that aided performance, the three with the largest positive contribution were Bare Escentuals, Inc., Cliffs Natural Resources Inc. and Guess? Inc. Bare Escentuals manufactures, markets and distributes a variety of mineral based cosmetic products.

4	Nuveen Investments

During the period, Shiseido Co., the largest cosmetics company in Japan, made a tender offer for the shares of the company which drove the meaningful positive performance in the stock.

Cliff Natural Resources is an international mining company with primary exposures to iron ore and metallurgic coal. The shares performed well during the period in large part due to increased investor appetite for cyclical exposure to the materials sector on expectations for an economic recovery following a period of global economic weakness. Many think the company would be a natural beneficiary of an economic recovery given its exposure to basic materials used in industrial production and construction.

Guess designs, markets, and distributes apparel and accessories. Similar to Cliff Natural Resources, Guess shares benefited from a rebound in global economic conditions following a period of weak performance during the recession of 2008/2009. Its global footprint also aided performance given its exposure to the faster growing and quicker to rebound Asian and emerging markets.

Several additions to the Fund during the period including Netflix Inc., Darden Restaurants and Citrix. Netflix operates a DVD and streaming video rental service. We believe the company is positioned to become the dominant platform in entertainment distribution. We also believe increasing market share and margin improvement based on scale efficiencies should drive share price appreciation.

Darden Restaurants operates casual dining restaurants including Olive Garden, Red Lobster, and Longhorn Steakhouse, among others. We expect a rebound in casual dining traffic following the recession driven downturn. Given the company’s ownership model, we think it is more leveraged to do well in a recovery than its franchise based peers.

Citrixis is a leader in desktop virtualization. We believe the demand for virtualization products and services will increase as enterprises seek to centralize systems and reduce information technology headcount and costs. The company is ramping two new offerings: XenApp (a presentation server) and XenDesktop (desktop virtualization). The former should provide growth from a low base of penetration while the latter should provide upsell opportunities within the company’s large existing installed base.

Several names were eliminated from the portfolio during the period, including Ciena Corporation mentioned earlier. Other sales included MEMC Electronic Materials, Inc. based on our desire to reduce our semiconductor exposure, and Autodesk Inc. as the stock reached our price objective following a period of meaningful outperformance.

Nuveen Santa Barbara EcoLogic Equity Fund

Class A Shares at net asset value for the Nuveen Santa Barbara EcoLogic Equity Fund underperformed both of it’s comparative indexes for the six-month period ending January 31, 2010.

The Santa Barbara EcoLogic Equity Fund’s strategy selects companies infused with a unique ecological perspective from across Santa Barbara’s equity research platform. The Fund seeks to invest in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets.

Nuveen Investments	5

Santa Barbara employs disciplined, rigorous fundamental research combined with an objective, proprietary EcoFilter to construct the Fund’s portfolio. This proprietary EcoFilter is a positive screen that focuses on environmental and climate change practices and scores candidate stocks using a proprietary algorithm. Companies then are ranked relative to their industry peers to select industry leaders in environmental and climate change practices. The outcome of the EcoLogic Equity investment process is an actively managed diversified, large capitalization portfolio designed to provide investors with above-market long-term returns while managing risk throughout various business and market cycles.

The Fund’s performance was negatively impacted over this six-month period by an underweight in the consumer discretionary sector and negative stock selection in health care, information technology, and utilities. Specifically our holdings in Lonza Group, a supplier of raw materials to the biotech industry, detracted from performance. Last year was tough for biotech, and the company issued a profit warning in October 2009 due to cancellation and postponement of some contracts. Also hurting performance was QUALCOMM, which makes code division multiple access (CDMA)-based telecommunication products. They disappointed the market with a weak earnings report in January 2010. Lastly, FPL Group a largely-regulated energy utility company, suffered when the Florida Public Services Commission approved a rate increase that was less than expected.

Performance was positively impacted by an overweight allocation in the industrials and telecommunications sectors, as well as positive stock selection in the energy sector. Top performing holdings included Burlington Northern, a Western U.S. rail carrier. Its purchase by Berkshire Hathaway benefited the Fund. Also positively contributing to performance was Apache, an oil and gas exploration and production company. They benefited from the rebound in natural gas prices, which had bottomed in September 2009. United Technologies, a diversified industrial conglomerate, benefited from a strengthening consensus regarding recovery of the global economy.

We added several names to the Fund over the six-month reporting period, including Cisco Systems. We believe the company will experience increased exposure due to an increase in tech spending. We also added JDS Uniphase to take advantage of what we believe will be an increase in telecommunication capital expenditures. We bought Nomura Holdings because we believe the investment banking competitive landscape is advantageous for the survivors of the credit crisis. In addition, we wanted to increase the Fund’s exposure to the financial, non-bank sector.

We also added to several energy names. We bought Occidental Petroleum and Paladin Energy to increase our exposure to upstream (non-refining) and non-conventional sources. The Fund continued to own Chevron (global integrated), Apache (oil & gas, in low sovereign-risk regions), and Schlumberger (services). We believe Occidental Petroleum and Paladin round out a diversified energy exposure and bring the Fund close to the energy weightings in the comparative indexes.

We also sold off several positions over the six-month reporting period. These included Raytheon, which we think will have difficulty growing in current federal government budgetary environment. We also sold Xerox Corp., which acquired Affiliated Computer Services in a deal that we did not think was good for Xerox. AT&T was sold as the company is facing network bottlenecks, resulting in part from the growth in mobile data

6	Nuveen Investments

demand. This puts the AT&T in a tough position, balancing customer satisfaction with capital expenditures to build out mobile backhaul capacity.

Nuveen Santa Barbara Global Equity Fund and Nuveen Santa Barbara International Equity Fund

Class A Shares at net asset value for the Nuveen Santa Barbara Global Equity Fund underperformed both of the comparative indexes for the six-month period ending January 31, 2010, while the Nuveen Santa Barbara International Equity Fund Class A Shares at net asset value outperformed both comparative indexes for the six-month period ending January 31, 2010.

Our strategy for both Funds is predicated on our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, their investment processes center on accurately assessing the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors in an effort to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk assessments. Some of the factors that Santa Barbara uses to identify potential investments include: consistent, above average earnings growth over the long term; strong earnings growth trends; proven management track records; position as industry leaders; and sustainable competitive advantages.

During the reporting period, we positioned both the Global and International Funds to take advantage of the global recovery. Specifically, the Funds are focused on the following thematic investment opportunities, including developed markets consumer growth, emerging markets middle class consumer growth, the continual exponential growth in demand for the world’s natural resources, and the ongoing build-out and refurbishment of infrastructure in emerging economies.

We believe the penchant to consume is gaining global traction, but bifurcating on different paths between developed and developing markets. We think consumers in the developed world will continue to substitute with more affordable goods and services, while within emerging markets we believe as the emerging consumer class will grow more accustomed to its new wealth and the demand it generates will spread beyond primary goods, such as food, into discretionary goods and consumer services, such as travel and entertainment, and technology. In keeping with these themes, we overweighted both Funds in the consumer discretionary and information technology sectors, and these proved to be some of the Funds’ best performing sectors as well. The results of both Funds were negatively affected by our underweight in the financial sector.

Fast Retailing and Astra International are two positions that contributed to outperformance in the consumer discretionary sector. Fast Retailing is a specialty retailer selling casual apparel primarily under the Uniglo brand. The company has aggressive plans for China, expanding via store locations and on-line through TaoBao. Uniglo’s growth potential in China is formidable, as it has the right products to catch the rising

Nuveen Investments	7

demand of middle-class consumers — foreign origin, affordable pricing and a rich product lineup with interesting color variations. Astra International is the market leader in autos, trucks, and motorcycles in Indonesia, a country that is witnessing a consumption shift to non-food items as urbanization has increased. We believe Astra International will continue to benefit from this consumption shift.

Specifically within information technology sector, Tencent Holdings, a leading internet portal for instant messaging and gaming, has continued to outperform. China is the fastest growing market with mobile gaming, and Tencent is well positioned as the number one service provider to China Mobile and China Telecom.

Seadrill, a provider of contract drilling services, was a top performer in the energy sector. We believe the company has the best competitive position to benefit from the strength in the deepwater market. Seadrill has the youngest deepwater fleet in the industry, with an average age of only four years.

Positions that negatively impacted both Funds included Centrotherm Photvolatics, a leading solar panel supplier from Germany. Centrotherm was hurt by higher than expected research and development and material costs on their innovative thin-film PV modules. Also hurting performance was JTEKT Corp, a Japanese auto parts supplier. Toyota Motors recent auto recall negatively hurt JTEKT because JTEKT derives 40% of their sales come from the Japanese auto maker.

The Global Equity Fund’s performance also was negatively impacted by FTI Consulting, a U.S.-based consulting firm that addresses financial, legal, and operational issues. The stock has been depressed due to unexpected revenue shortfall and a corporate restructuring stock buy-back program.

The International Equity Fund’s performance was hurt by Weichai Power, a manufacturer of large diesel engines to the Chinese truck industry. The stock weakened as China tightened its monetary policy. However, we continue to be positive on Weichai Power as we believe the China infrastructure build-out is a long term growth story.

Nuveen Santa Barbara Growth Plus Fund

The Nuveen Santa Barbara Growth Plus Fund Class A Shares at net asset value underperformed the comparative indexes for the six-month period ending January 31, 2010.

The Fund seeks to invest in companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index. The “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform.

Over this six-month period, the Fund’s overweight in health care and industrials provided the largest positive contribution to performance. The overall underweight and security selection in information technology had the largest negative impact. Within the Fund’s short positions, industrials had the largest positive contribution with consumer discretionary sector shorts having the largest negative impact.

8	Nuveen Investments

The strongest drivers of relative performance included Schlumberger, one of the premier companies in oil and gas exploration. They contract with the major integrated producers to enhance oil recovery efforts. The holding was a large position and it participated with the strong return of crude oil. Also aiding performance was Alcon, a leader in eye care products which was acquired by Novartis. The holding was one of our largest long positions. Parker-Hannifin positively contributed to performance as well. Parker-Hannifin is a large industrial equipment and systems provider. Its performance is highly correlated to the ISM Index, which is a monthly composite index released by the Institute for Supply Management that is based on surveys of 300 purchasing managers in 20 manufacturing industries throughout the United States. The company is also a supplier to the aerospace industry, which has seen a rebound in airline passenger traffic. The holding is one of our largest long positions.

Holdings detracting from performance during the reporting period included Amazon, which was a short position initiated to take advantage of a perceived weakness in electronic gaming and books retailing. The negative contribution was the result of an upside surprise reported in late October, and a subsequent short squeeze that moved the stock up 50%. QUALCOMM also negatively impacted the Fund’s performance. QUALCOMM is the leading chip producer for the cell phone industry. The expectation is that the explosive growth in smart-phone technology would act as a tailwind for the company. Instead they have disappointed investors with less than robust average selling prices for their chip offerings. It is one of the larger long positions held in the portfolio. In addition, EOG Resources, a leading company in oil & gas exploration and production, detracted from performance. They are currently tilted towards natural gas, which has been in a long term bear market. The position in EOG Resources was a short, but during the period investors began to appreciate their strategic shift towards a better balance between natural gas and crude oil.

Other short sales throughout the period included InterContinental Exchange, which is used periodically as an earnings risk hedge against CME Group. In addition, short positions in Oil Service ETFs, which tracks an oil service index, are used to hedge out the risk of our large holding in Schlumberger. Amazon was initiated to take advantage of weakening sales of consumer electronics and books. We believe that First Solar is on the “beta” side of the “beta/vhs” war in solar power technology. While the company has impressive technology, we believe it is losing the market and mind share war against others. There is also a long-term liability risk with cadmium, one of the materials it uses in production. Lockheed Martin is used as an earnings risk short against Raytheon. Their primary buyer is the U.S. government and Pentagon projects are facing higher levels of scrutiny as government dollars become increasing scarce. Stericycle is a competitive hedge against Waste Management. The company’s focus is on medical waste and WM has made that segment a targeted area of growth in the future. EOG Resources was used as a hedge against our large holding in XTO Energy, a natural gas exploration and production company. Moody’s is at the center of the debt bubble meltdown as it, with Standard & Poor’s, was the rating company of choice for many issuers. During the period the company lost a key court case, which could lead to massive future litigation losses. Warren Buffet’s Berkshire Hathaway is selling its significant position. BB&T is a bank holding company with one of the largest commercial real estate portfolios. They are still

Nuveen Investments	9

facing the lingering risk of large commercial real estate defaults. Energizer was a competitive short position against Proctor & Gamble. P&G sells the dominant Duracell Brand, and Energizer has been losing market share to them. Weatherford is a lesser player to Schlumberger in the oil service space, and is used as both an earnings risk hedge and a competitive arbitrage short.

Several holdings were eliminated from the Fund throughout the reporting period. We transacted several cover shorts of partial and full positions, including First Solar. We eliminated Walgreens, a high quality company in the drug store space. This was one of the original positions in the strategy and was covered to seek out a better risk/reward opportunity elsewhere. We also eliminated our cover short position of Rockwell Collins when it became apparent that the commercial aerospace cycle was in the early stages of a rebound. The same rationale led us to eliminate our cover short of Boeing.

We also eliminated our cover short of Vornado, a leader in the commercial real estate space and a stock that is highly correlated with the financial sector. This position was initiated at the market bottom and should have been sold earlier as it became apparent that credit spreads had peaked. We also eliminated our cover short of Computer Sciences, which was being used to hedge against earnings risk at Accenture. That earnings risk never materialized and the position was removed.

We also eliminated our cover short of full Dentsply, which was a hedge against Patterson Companies. Once Patterson was sold out as a long, it was no longer appropriate to hold Dentsply as a short. Similarly, we sold our position in EOG Resources which was used as a hedge against our large holding in the natural gas exploration and production company XTO Energy.

Lastly, we eliminated our cover short of partial Amazon, which was due to the hard stop rule we use when a position goes 50% against the initiation price.

Nuveen Tradewinds Japan Fund

Class A Shares at net asset value for the Nuveen Tradewinds Japan Fund underperformed the comparative indexes for the six-month period ending January 31, 2010.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities misperceived by the market.

Global equity markets continued to rally through the first couple months of this reporting period, much as it had in the months preceding it. The latter part of the period posted lesser results, as global equity markets paused perhaps to digest the explosive gains achieved earlier in the year. The MSCI All Country World Index posted an 8.4% return for the period in U.S.-dollar terms. Japan overall posted more muted results with the MSCI Japan Index rising approximately 1.2%.

Overall, the portfolio’s consumer discretionary holdings were a relative detractor from performance during the period. Invested across a number of industries, the Fund’s

10	Nuveen Investments

positions in Sega Sammy Holdings and Wacoal Holdings were the greatest detractors. Sega Sammy, a developer and publisher of video game software and manufacturer of pachinko and pachislot machines, had valuation impairments due to deteriorating sales.

Industrials carry a comparatively similar weighting in the portfolio versus the comparative indexes, but these positions also contributed to the portfolio’s underperformance. The holdings’ returns spanned a considerable range, with Obayashi, which constructs buildings and offers civil engineering services, as one of the portfolio’s largest individual detractors. Obayashi’s share price was under pressure during the period as profit forecasts were negatively impacted by news of additional losses on its overseas projects, namely the construction of the Dubai City Transportation System.

Also, negatively impacting performance was our holding in Toyo Seikan Kaisha, a Japanese canning company.

Financials, which had posted gains earlier in the year, were the biggest laggard in the comparative indexes. The portfolio continued to be underweighted in that sector, which added to relative performance. During the period, Promise Co, a consumer finance lender, was eliminated from the portfolio on news that the company would have to increase its reserves to cover higher than expected non-performing loans and increased credit costs. The weakened economy also led to an increase in the amounts of interest overpayment seen by Promise. Given the increased regulatory and credit risk in the company, and with the identification of more attractive investment opportunities, we decided to exit our position.

Returns were further buoyed by holdings in the health care sector. Overall generally positive stock selection and a greater weighting added to relative return. Paramount Bed, a manufacturer and marketer of medical beds, mattresses and furniture, was the standout. Increased sales to medical institutions and elderly care facilities boosted earnings. Though the company has faced challenges as a result of regulatory changes, restructuring initiatives and a favorable macro environment bodes well for the company.

We also initiated a position in Fields Corp, a leading distributor of pachinko and pachislot machines, and Nintendo, video game hardware and software maker.

Nuveen Investments	11

1	The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Mid-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares

Average Annual Total Returns as of 1/31/10

	Cumulative	Average Annual
	6-Month	1-Year	Since inception*
Nuveen Santa Barbara Strategic Growth Fund
A Shares at NAV	9.27%	41.00%	-11.91%
A Shares at Offer	2.98%	32.87%	-14.29%
Lipper Multi-Cap Growth Funds Index[1]	9.48%	41.16%	-11.61%
Russell 1000 Growth Index[2]	9.85%	37.85%	-9.74%
Nuveen Santa Barbara Mid-Cap Growth Fund
A Shares at NAV	10.05%	47.92%	-13.61%
A Shares at Offer	3.70%	39.43%	-15.95%
Lipper Mid-Cap Growth Funds Index[3]	10.52%	43.22%	-11.26%
Russell Midcap Growth Index[4]	11.64%	47.07%	-11.13%
Nuveen Santa Barbara EcoLogic Equity Fund
A Shares at NAV	5.93%	18.05%	14.63%
A Shares at Offer	-0.17%	11.26%	8.59%
Lipper Large-Cap Core Funds Index[5]	9.05%	34.08%	25.94%
S&P 500 Index[6]	9.87%	33.14%	20.07%
Nuveen Santa Barbara Global Equity Fund
A Shares at NAV	6.86%	N/A	29.03%
A Shares at Offer	0.72%	N/A	21.62%
Lipper Global Multi-Cap Growth Funds Index[7]	7.47%	N/A	32.21%
MSCI ACWI[8]	8.44%	N/A	29.02%
Nuveen Santa Barbara International Equity Fund
A Shares at NAV	9.27%	N/A	36.97%
A Shares at Offer	2.99%	N/A	29.10%
Lipper International Multi-Cap Value Funds Index[9]	8.52%	N/A	37.40%
MSCI EAFE Index[10]	6.93%	N/A	29.76%
Nuveen Santa Barbara Growth Plus Fund
A Shares at NAV	5.95%	21.42%	16.03%
A Shares at Offer	-0.13%	14.45%	9.90%
Lipper Long/Short Equity Funds Index[11]	6.05%	19.07%	14.14%
Russell 1000 Growth Index[2]	9.85%	37.85%	28.51%
Nuveen Tradewinds Japan Fund
A Shares at NAV	0.36%	12.88%	5.32%
A Shares at Offer	-5.43%	6.41%	-0.24%
Lipper Japan Funds Index[12]	1.13%	23.67%	13.21%
MSCI Japan Index[13]	1.21%	16.17%	7.61%

*Since inception returns are as of 12/3/07 for the Strategic Growth and Mid-Cap Growth Funds, as of 12/29/08 for the EcoLogic Equity Fund, as of 4/24/09 for the Global Equity and International Equity Funds, as of 12/30/08 for the Growth Plus Fund and as of 12/29/08 for the Japan Fund. Since inception returns for the Lipper Indexes are for the same periods as the Funds. Since Inception returns for the Russell, S&P and MSCI Indexes begin on the last day of the month of the Fund’s inception.

12	Nuveen Investments

8	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

9	The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

10	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

11	The Lipper Long/Short Equity Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

12	The Lipper Japanese Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Japanese Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

13	The MSCI Japan Index is a capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 5.75% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between the Funds and the investment adviser to waive certain fees and expenses; see p. 62 of this report for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	13

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Strategic Growth Fund

Quick Facts
	A Shares	C Shares	I Shares
NAV	$15.20	$14.95	$15.27
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an upfront sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	41.00%	32.87%
Since Inception	-11.91%	-14.29%

C Shares	NAV
1-Year	39.85%
Since Inception	-12.58%

I Shares	NAV
1-Year	41.26%
Since Inception	-11.72%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	7.17%	1.29%
Class C	7.91%	2.04%
Class I	6.92%	1.04%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	39.58%	31.52%
Since Inception	-10.34%	-12.85%

C Shares	NAV
1-Year	38.57%
Since Inception	-10.99%

I Shares	NAV
1-Year	40.03%
Since Inception	-10.12%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$758
Number of Common Stocks	63

Top Five Common Stock Holdings[1]
International Business Machines Corporation (IBM)	4.1%
Google Inc., Class A	3.8%
Cisco Systems, Inc.	3.6%
Procter & Gamble Company	3.5%
PepsiCo, Inc.	3.2%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

14	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Strategic Growth Fund

Industries[1]
Software	8.4%
Communications Equipment	7.4%
Semiconductors & Equipment	6.3%
Household Products	6.1%
Pharmaceuticals	5.6%
Electrical Equipment	5.5%
Computers & Peripherals	5.4%
Biotechnology	5.1%
Specialty Retail	4.1%
Internet Software & Services	3.8%
Oil, Gas & Consumable Fuels	3.3%
Health Care Equipment & Supplies	3.3%
Beverages	3.2%
Health Care Providers & Services	3.0%
Consumer Finance	2.5%
Capital Markets	2.4%
Hotels, Restaurants & Leisure	2.3%
Aerospace & Defense	2.1%
Construction & Engineering	2.0%
Other	18.2%
1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,092.70	$1,088.90	$1,093.80	$1,018.75	$1,014.97	$1,020.01
Expenses Incurred During Period	$6.75	$10.69	$5.44	$6.51	$10.31	$5.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03% and 1.03% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	15

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Mid-Cap Growth Fund

Quick Facts
	A Shares	C Shares	I Shares
NAV	$14.57	$14.33	$14.65
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	47.92%	39.43%
Since Inception	-13.61%	-15.95%

C Shares	NAV
1-Year	46.67%
Since Inception	-14.28%

I Shares	NAV
1-Year	48.28%
Since Inception	-13.40%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	7.50%	1.34%
Class C	8.24%	2.09%
Class I	7.25%	1.09%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	44.37%	36.13%
Since Inception	-12.20%	-14.66%

C Shares	NAV
1-Year	43.42%
Since Inception	-12.84%

I Shares	NAV
1-Year	44.72%
Since Inception	-11.98%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$727
Number of Common Stocks	71

Top Five Common Stock Holdings[1]
Coach, Inc.	2.1%
Quest Diagnostics Incorporated	2.0%
Bare Escentuals, Inc.	1.9%
Citrix Systems	1.9%
NVIDIA Corporation	1.9%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

16	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Mid-Cap Growth Fund

Industries[1]
Software	11.3%
Semiconductors & Equipment	6.3%
Specialty Retail	6.1%
Hotels, Restaurants & Leisure	5.5%
Biotechnology	5.0%
Capital Markets	4.8%
Electrical Equipment	4.8%
Oil, Gas & Consumable Fuels	4.0%
Personal Products	3.7%
Construction & Engineering	3.0%
Household Products	3.0%
Health Care Providers & Services	2.9%
Communications Equipment	2.7%
Health Care Equipment & Supplies	2.6%
Metals & Mining	2.4%
Textiles, Apparel & Luxury Goods	2.1%
Trading Companies & Distributors	1.8%
Computers & Peripherals	1.8%
Diversified Financial Services	1.6%
Chemicals	1.6%
Pharmaceuticals	1.5%
Insurance	1.4%
Internet & Catalog Retail	1.4%
Other	18.7%
1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,100.50	$1,096.40	$1,102.30	$1,018.50	$1,014.72	$1,019.76
Expenses Incurred During Period	$7.04	$10.99	$5.72	$6.77	$10.56	$5.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.08% and 1.08% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	17

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara EcoLogic Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$23.01	$22.97	$23.00	$23.03
Latest Ordinary Income Distribution[1]	$0.2244	$0.0650	$0.1711	$0.2778
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	18.05%	11.26%
Since Inception	14.63%	8.59%

C Shares	NAV
1-Year	17.15%
Since Inception	13.78%

R3 Shares	NAV
1-Year	17.74%
Since Inception	14.36%

I Shares	NAV
1-Year	18.41%
Since Inception	14.95%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	5.70%	1.25%
Class C	6.45%	2.00%
Class R3	5.95%	1.50%
Class I	5.45%	1.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	17.54%	10.80%
Since Inception	22.51%	15.52%

C Shares	NAV
1-Year	16.70%
Since Inception	21.58%

R3 Shares	NAV
1-Year	17.24%
Since Inception	22.20%

I Shares	NAV
1-Year	17.84%
Since Inception	22.82%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,150
Number of Common Stocks	41

Top Five Common Stock Holdings[2]
Apache Corporation	4.0%
Coca-Cola Corporation	3.6%
McDonald’s Corporation	3.3%
Intel Corporation	3.2%
PepsiCo, Inc.	3.2%

1	Paid December 31, 2009

2	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

18	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara EcoLogic Equity Fund

Industries[1]
Beverages	9.8%
Oil, Gas & Consumable Fuels	9.5%
Communications Equipment	6.5%
Semiconductors & Equipment	6.2%
Health Care Equipment & Supplies	5.6%
Computers & Peripherals	5.3%
Aerospace & Defense	5.2%
Pharmaceuticals	5.2%
Electric Utilities	4.7%
Chemicals	4.5%
Hotels, Restaurants & Leisure	3.3%
Capital Markets	3.1%
Household Products	3.0%
Road & Rail	3.0%
Electrical Equipment	3.0%
Machinery	2.9%
Other	19.2%
1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,059.30	$1,055.50	$1,058.00	$1,061.10	$1,018.95	$1,015.17	$1,017.69	$1,020.21
Expenses Incurred During Period	$6.44	$10.31	$7.73	$5.14	$6.31	$10.11	$7.58	$5.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49% and .99% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	19

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Global Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$24.29	$24.14	$24.24	$24.34
Latest Ordinary Income Distribution[1]	$1.6000	$1.6000	$1.6000	$1.6000
Inception Date	4/24/09	4/24/09	4/24/09	4/24/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 1/31/10

A Shares	NAV	Offer
Since Inception	29.03%	21.62%

C Shares	NAV
Since Inception	28.28%

R3 Shares	NAV
Since Inception	28.78%

I Shares	NAV
Since Inception	29.29%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	5.88%	1.45%
Class C	6.64%	2.20%
Class R3	6.14%	1.70%
Class I	5.64%	1.20%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Cumulative Total Returns as of 12/31/09

A Shares	NAV	Offer
Since Inception	37.06%	29.18%

C Shares	NAV
Since Inception	36.35%

R3 Shares	NAV
Since Inception	36.86%

I Shares	NAV
Since Inception	37.31%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,289
Number of Common Stocks	71
Top Five Common Stock Holdings[2]
Akamai Technologies, Inc.	2.3%
JGC Corporation	2.3%
McDonald’s Corporation	2.2%
Schlumberger Limited	2.2%
Norfolk Southern Corporation	2.2%

1	Ordinary income distribution consists of short-term capital gains paid on December 16, 2009.

2	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

20	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Global Equity Fund

Industries[1]
Hotels, Restaurants & Leisure	6.9%
Energy Equipment & Services	6.1%
Construction & Engineering	5.5%
Internet Software & Services	5.2%
Chemicals	4.4%
Semiconductors & Equipment	4.1%
Capital Markets	4.0%
Software	4.0%
Air Freight & Logistics	3.6%
Oil, Gas & Consumable Fuels	3.2%
Transportation Infrastructure	3.1%
Health Care Providers & Services	3.0%
Machinery	2.9%
Metals & Mining	2.9%
Specialty Retail	2.9%
Communications Equipment	2.6%
Food Products	2.6%
Pharmaceuticals	2.3%
Road & Rail	2.2%
Electronic Equipment & Instruments	2.1%
Household Products	2.0%
Professional Services	1.9%
Automobiles	1.9%
Health Care Equipment & Supplies	1.7%
Other	18.9%

Country Allocation[1]
United States	39.6%
Japan	11.1%
United Kingdom	5.2%
Singapore	4.9%
France	4.2%
Indonesia	4.1%
Malaysia	3.9%
Canada	3.2%
Australia	2.7%
China	2.5%
Sweden	2.4%
Denmark	2.4%
Finland	2.1%
Germany	2.0%
Spain	1.6%
Norway	1.3%
Israel	1.2%
Hong Kong	1.1%
Cayman Islands	1.0%
UK Virgin Islands	1.0%
South Korea	1.0%
Bermuda	1.0%
Brazil	0.5%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,068.60	$1,064.50	$1,067.40	$1,069.80	$1,017.95	$1,014.17	$1,016.69	$1,019.21
Expenses Incurred During Period	$7.51	$11.40	$8.81	$6.21	$7.32	$11.12	$8.59	$6.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.44%, 2.19%, 1.69% and 1.19% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	21

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara International Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$25.08	$24.92	$25.02	$25.13
Latest Ordinary Income Distribution[1]	$2.4000	$2.4000	$2.4000	$2.4000
Inception Date	4/24/09	4/24/09	4/24/09	4/24/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 1/31/10

A Shares	NAV	Offer
Since Inception	36.97%	29.10%

C Shares	NAV
Since Inception	36.16%

R3 Shares	NAV
Since Inception	36.67%

I Shares	NAV
Since Inception	37.23%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	6.07%	1.45%
Class C	6.82%	2.20%
Class R3	6.33%	1.70%
Class I	5.83%	1.20%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012. These expense ratios are those shown in the most recent Fund prospectus.

Cumulative Total Returns as of 12/31/09

A Shares	NAV	Offer
Since Inception	43.09%	34.86%

C Shares	NAV
Since Inception	42.39%

R3 Shares	NAV
Since Inception	42.84%

I Shares	NAV
Since Inception	43.34%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,368
Number of Common Stocks	68

Top Five Common Stock Holdings[2]
JGC Corporation	2.7%
Nomura Securities Company	2.4%
RNB Retail & Brands AB	2.3%
Outotect OYJ	2.2%
Top Glove Corporation BHD	2.2%

1	Ordinary income distribution consists of short-term capital gains paid on December 16, 2009.

2	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

22	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara International Equity Fund

Industries[1]
Semiconductors & Equipment	8.6%
Hotels, Restaurants & Leisure	6.5%
Machinery	5.9%
Energy Equipment & Services	5.9%
Transportation Infrastructure	5.4%
Oil, Gas & Consumable Fuels	5.2%
Construction & Engineering	5.0%
Chemicals	3.8%
Specialty Retail	3.7%
Metals & Mining	3.7%
Auto Components	3.2%
Communications Equipment	3.0%
Electronic Equipment & Instruments	2.9%
Food Products	2.6%
Capital Markets	2.4%
Health Care Equipment & Supplies	2.2%
Software	2.2%
Food & Staples Retailing	2.1%
Household Durables	2.1%
Electric Utilities	2.0%
Textiles, Apparel & Luxury Goods	2.0%
Other	19.6%

Country Allocation[1]
Japan	20.0%
United Kingdom	12.7%
Canada	10.6%
France	5.8%
Denmark	4.7%
Sweden	4.4%
Malaysia	4.2%
Singapore	4.2%
Australia	4.0%
Germany	3.8%
China	3.5%
Indonesia	3.3%
Switzerland	3.2%
Finland	2.2%
Norway	2.2%
Hong Kong	2.1%
South Korea	2.0%
Spain	1.5%
Bermuda	1.4%
UK Virgin Islands	1.1%
United States	1.1%
Brazil	1.0%
Cayman Islands	1.0%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,092.70	$1,088.40	$1,091.10	$1,093.90	$1,017.95	$1,014.17	$1,016.69	$1,019.21
Expenses Incurred During Period	$7.60	$11.53	$8.91	$6.28	$7.32	$11.12	$8.59	$6.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.44%, 2.19%, 1.69% and 1.19% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	23

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Growth Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$23.52	$23.33	$23.46	$23.58
Inception Date	12/30/08	12/30/08	12/30/08	12/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	21.42%	14.45%
Since Inception	16.03%	9.90%

C Shares	NAV
1-Year	20.51%
Since Inception	15.17%

R3 Shares	NAV
1-Year	21.12%
Since Inception	15.76%

I Shares	NAV
1-Year	21.67%
Since Inception	16.30%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	6.57%	2.22%
Class C	7.32%	2.97%
Class R3	6.82%	2.47%
Class I	6.32%	1.97%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	20.09%	13.17%
Since Inception	22.71%	15.69%

C Shares	NAV
1-Year	19.16%
Since Inception	21.77%

R3 Shares	NAV
1-Year	19.79%
Since Inception	22.41%

I Shares	NAV
1-Year	20.38%
Since Inception	23.01%

Fund Allocation[1]
Common Stocks	127.1%
Common Stocks Sold Short	(28.4)%
Other[2]	1.3%

Portfolio Statistics
Net Assets ($000)	$1,174
Number of Long Common Stocks	49
Number of Sold Short Common Stocks	14

Top Five Long Common Stock Holdings[3]
Schlumberger Limited	4.5%
Alcon, Inc.	4.2%
Western Union Company	4.0%
XTO Energy, Inc.	4.0%
Omnicom Group, Inc.	4.0%

Top Five Short Common Stock Holdings[4]
Medtronic, Inc.	(9.0)%
Carnival Corporation, ADR	(9.0)%
Moody’s Corporation	(8.3)%
BB&T Corporation	(7.5)%
Amazon.com, Inc.	(7.5)%

1	As a percentage of total net assets as of January 31, 2010. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total long common stocks as of January 31, 2010. Holdings are subject to change.

4	As a percentage of total common stocks sold short as of January 31, 2010. Holdings are subject to change.

24	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Santa Barbara Growth Plus Fund

Industries[1]
Health Care Equipment & Supplies	11.7%
Machinery	7.8%
Chemicals	6.2%
IT Services	5.8%
Energy Equipment & Services	4.5%
Oil, Gas & Consumable Fuels	4.0%
Media	4.0%
Pharmaceuticals	4.0%
Biotechnology	3.6%
Semiconductors & Equipment	3.5%
Health Care Providers & Services	3.5%
Communications Equipment	3.4%
Software	3.3%
Internet Software & Services	2.9%
Computers & Peripherals	2.9%
Road & Rail	2.6%
Electronic Equipment & Instruments	2.5%
Aerospace & Defense	2.0%
Diversified Financial Services	1.9%
Other	19.9%

Industries[2]
Commercial Services and Supplies	13.2%
Health Care Equipment & Supplies	9.0%
Hotels, Restaurants & Leisure	9.0%
Diversified Financial Services	8.3%
Commercial Banks	7.5%
Internet & Catalog Retail	7.5%
Health Care Providers & Services	7.5%
Aerospace & Defense	6.7%
Household Products	6.7%
Biotechnology	6.5%
Diversified Consumer Services	6.5%
Other	11.6%

1	As a percentage of total long common stocks as of January 31, 2010. Holdings are subject to change.

2	As a percentage of total common stocks sold short as of January 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,059.50	$1,055.70	$1,058.20	$1,060.70	$1,014.77	$1,010.99	$1,013.51	$1,016.03
Expenses Incurred During Period	$10.75	$14.61	$12.04	$9.45	$10.51	$14.29	$11.77	$9.25

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.07%, 2.82%, 2.32% and 1.82% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	25

Fund Spotlight as of 1/31/10 Nuveen Tradewinds Japan Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$20.79	$20.77	$20.78	$20.79
Latest Ordinary Income Distribution[1]	$0.3672	$0.2181	$0.3173	$0.4171
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	12.88%	6.41%
Since Inception	5.32%	-0.24%

C Shares	NAV
1-Year	12.08%
Since Inception	4.53%

R3 Shares	NAV
1-Year	12.61%
Since Inception	5.04%

I Shares	NAV
1-Year	13.15%
Since Inception	5.55%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.95%	1.50%
Class C	3.70%	2.25%
Class R3	3.20%	1.75%
Class I	2.67%	1.25%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	-0.66%	-6.38%
Since Inception	2.45%	-3.40%

C Shares	NAV
1-Year	-1.43%
Since Inception	1.66%

R3 Shares	NAV
1-Year	-0.90%
Since Inception	2.20%

I Shares	NAV
1-Year	-0.42%
Since Inception	2.69%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$4,259
Number of Common Stocks	43

Top Five Common Stock Holdings[3]
Mabuchi Motor Company Limited	3.6%
Nippon Oil Corporation	3.5%
KAO Corporation	3.5%
Futaba Corporation	3.4%
JS Group Corporation	3.4%

1	Ordinary income distribution consists of short-term capital gains paid on December 16, 2009, and ordinary income paid on December 31, 2009, if any.

2	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

3	As a percentage of total common stock as of January 31, 2010. Holdings are subject to change.

26	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Tradewinds Japan Fund

Industries[1]
Electronic Equipment & Instruments	10.8%
Pharmaceuticals	6.3%
Commercial Services & Supplies	5.6%
Household Durables	5.2%
Beverages	4.6%
Commercial Banks	4.0%
Construction & Engineering	4.0%
Leisure Equipment & Products	3.9%
Food Products	3.7%
Oil, Gas & Consumable Fuels	3.4%
Household Products	3.4%
Electrical Equipment	3.3%
Building Products	3.3%
Food & Staples Retailing	3.2%
Diversified Telecommunication Services	3.2%
Wireless Telecommunication Services	3.1%
Insurance	3.0%
Personal Products	2.9%
Textiles, Apparel & Luxury Goods	2.8%
Short-Term Investments	2.9%
Other	17.4%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,003.60	$1,000.10	$1,002.10	$1,004.60	$1,017.69	$1,013.91	$1,016.43	$1,018.95
Expenses Incurred During Period	$7.52	$11.29	$8.78	$6.27	$7.58	$11.37	$8.84	$6.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.49%, 2.24%, 1.74% and 1.24% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Strategic Growth Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 100.5%

	Aerospace & Defense – 2.1%

235	United Technologies Corporation	$15,858
	Beverages – 3.2%

404	PepsiCo, Inc.	24,086
	Biotechnology – 5.2%

258	Celgene Corporation, (2)	14,649

328	Gilead Sciences, Inc., (2)	15,833

223	Vertex Pharmaceuticals Inc., (2)	8,563
	Total Biotechnology	39,045
	Capital Markets – 2.4%

342	Invesco LTD	6,601

279	State Street Corporation	11,964
	Total Capital Markets	18,565
	Chemicals – 1.6%

158	Monsanto Company	11,989
	Communications Equipment – 7.4%

1,217	Cisco Systems, Inc., (2)	27,346

486	QUALCOMM, Inc.	19,046

445	Riverbed Technology, Inc., (2)	9,977
	Total Communications Equipment	56,369
	Computers & Peripherals – 5.5%

597	EMC Corporation, (2)	9,952

257	International Business Machines Corporation (IBM)	31,454
	Total Computers & Peripherals	41,406
	Construction & Engineering – 2.0%

218	Jacobs Engineering Group, Inc., (2)	8,238

399	Quanta Services Incorporated, (2)	7,270
	Total Construction & Engineering	15,508
	Construction Materials – 0.9%

146	Vulcan Materials Company	6,452
	Consumer Finance – 2.5%

243	American Express Company	9,151

271	Capital One Financial Corporation	9,989
	Total Consumer Finance	19,140
	Diversified Financial Services – 1.3%

104	Intercontinental Exchange, Inc., (2)	9,930
	Electrical Equipment – 5.6%

260	Cooper Industries, Ltd., Class A	11,154

327	Emerson Electric Company	13,584

186	Rockwell Automation, Inc.	8,973

167	Roper Industries Inc.	8,363
	Total Electrical Equipment	42,074
	Energy Equipment & Services – 1.1%

291	Halliburton Company	8,500
	Food & Staples Retailing – 1.6%

330	Walgreen Co.	11,897

28	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 3.3%

258	Baxter International, Inc.	$14,858

273	Saint Jude Medical Inc., (2)	10,300
	Total Health Care Equipment & Supplies	25,158
	Health Care Providers & Services – 3.1%

168	Express Scripts, Inc., (2)	14,088

154	McKesson HBOC Inc.	9,058
	Total Health Care Providers & Services	23,146
	Hotels, Restaurants & Leisure – 2.3%

319	Marriott International, Inc., Class A	8,367

240	WMS Industries Inc., (2)	8,899
	Total Hotels, Restaurants & Leisure	17,266
	Household Products – 6.1%

195	Clorox Company	11,538

148	Energizer Holdings Inc., (2)	8,214

428	Procter & Gamble Company	26,343
	Total Household Products	46,095
	Internet Software & Services – 3.8%

55	Google Inc., Class A, (2)	29,118
	IT Services – 1.5%

617	Western Union Company	11,439
	Life Sciences Tools & Services – 1.5%

239	Thermo Fisher Scientific, Inc., (2)	11,030
	Media – 1.2%

315	Walt Disney Company	9,308
	Metals & Mining – 1.4%

161	Freeport-McMoRan Copper & Gold, Inc., (2)	10,737
	Multiline Retail – 1.3%

194	Kohl’s Corporation, (2)	9,772
	Oil, Gas & Consumable Fuels – 3.3%

87	Apache Corporation	8,593

125	Occidental Petroleum Corporation	9,793

150	Ultra Petroleum Corporation, (2)	6,891
	Total Oil, Gas & Consumable Fuels	25,277
	Personal Products – 1.6%

237	Estee Lauder Companies Inc., Class A	12,447
	Pharmaceuticals – 5.7%

436	Abbott Laboratories	23,082

843	King Pharmaceuticals Inc., (2)	10,124

173	Teva Pharmaceutical Industries Limited, Sponsored ADR	9,813
	Total Pharmaceuticals	43,019
	Professional Services – 1.6%

137	FTI Consulting Inc., (2)	5,679

412	Monster Worldwide Inc., (2)	6,423
	Total Professional Services	12,102

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Strategic Growth Fund (continued)

January 31, 2010

Shares	Description (1)	Value

	Semiconductors & Equipment – 6.3%

384	Altera Corporation	$8,187

415	Broadcom Corporation, Class A, (2)	11,089

948	Intel Corporation	18,391

650	NVIDIA Corporation, (2)	10,004
	Total Semiconductors & Equipment	47,671
	Software – 8.5%

871	Activision Blizzard Inc., (2)	8,849

296	Citrix Systems, (2)	12,299

414	Intuit, Inc., (2)	12,259

261	McAfee Inc., (2)	9,840

395	Microsoft Corporation	11,131

652	Nuance Communications, Inc., (2)	9,793
	Total Software	64,171
	Specialty Retail – 4.1%

248	Guess Inc.	9,848

410	PetSmart Inc.	10,558

466	Staples, Inc.	10,932
	Total Specialty Retail	31,338
	Textiles, Apparel & Luxury Goods – 1.5%

332	Coach, Inc.	11,580
	Total Investments (cost $767,523) – 100.5%	761,493
	Other Assets Less Liabilities – (0.5)%	(3,749)
	Net Assets – 100%	$757,744

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Mid-Cap Growth Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 96.3%

	Biotechnology – 4.8%

221	Alexion Pharmaceuticals Inc., (2)	$10,248

184	Celgene Corporation, (2)	10,448

277	Theravance Inc., (2)	3,039

297	Vertex Pharmaceuticals Inc., (2)	11,405
	Total Biotechnology	35,140
	Capital Markets – 4.7%

415	Invesco LTD	8,010

252	Lazard Limited	9,712

518	SEI Investments Company	9,174

161	State Street Corporation	6,904
	Total Capital Markets	33,800
	Chemicals – 1.5%

461	Nalco Holding Company	10,870
	Commercial Services & Supplies – 1.0%

315	Tetra Tech, Inc., (2)	7,132
	Communications Equipment – 2.7%

1,435	Brocade Communications Systems Inc., (2)	9,858

418	Riverbed Technology, Inc., (2)	9,372
	Total Communications Equipment	19,230
	Computers & Peripherals – 1.8%

442	Network Appliance Inc., (2)	12,875
	Construction & Engineering – 2.9%

327	Jacobs Engineering Group, Inc., (2)	12,357

463	Quanta Services Incorporated, (2)	8,436
	Total Construction & Engineering	20,793
	Construction Materials – 0.9%

153	Vulcan Materials Company	6,761
	Consumer Finance – 1.3%

265	Capital One Financial Corporation	9,768
	Diversified Financial Services – 1.5%

115	Intercontinental Exchange, Inc., (2)	10,980
	Electric Utilities – 0.7%

171	PPL Corporation	5,043
	Electrical Equipment – 4.6%

278	Cooper Industries, Ltd., Class A	11,926

213	Rockwell Automation, Inc.	10,275

227	Roper Industries Inc.	11,368
	Total Electrical Equipment	33,569
	Energy Equipment & Services – 1.4%

180	Oceaneering International Inc., (2)	9,846
	Food Products – 1.0%

124	JM Smucker Company	7,449
	Gas Utilities – 1.1%

177	EQT Corporation	7,792

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Mid-Cap Growth Fund (continued)

January 31, 2010

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 2.5%

145	Beckman Coulter, Inc.	$9,479

238	Saint Jude Medical Inc., (2)	8,980
	Total Health Care Equipment & Supplies	18,459
	Health Care Providers & Services – 2.8%

113	McKesson HBOC Inc.	6,647

250	Quest Diagnostics Incorporated	13,918
	Total Health Care Providers & Services	20,565
	Hotels, Restaurants & Leisure – 5.3%

346	Darden Restaurants, Inc.	12,788

430	Marriott International, Inc., Class A	11,279

200	WMS Industries Inc., (2)	7,416

203	YUM! Brands, Inc.	6,945
	Total Hotels, Restaurants & Leisure	38,428
	Household Durables – 0.9%

462	Newell Rubbermaid Inc.	6,269
	Household Products – 2.8%

203	Clorox Company	12,012

156	Energizer Holdings Inc., (2)	8,658
	Total Household Products	20,670
	Insurance – 1.4%

209	AFLAC Incorporated	10,122
	Internet & Catalog Retail – 1.4%

161	NetFlix.com Inc., (2)	10,022
	IT Services – 1.3%

493	Western Union Company	9,140
	Life Sciences Tools & Services – 1.3%

204	Thermo Fisher Scientific, Inc., (2)	9,415
	Machinery – 1.3%

201	Joy Global Inc.	9,194
	Media – 1.2%

296	Discovery Communications Inc., Class A Shares, (2)	8,779
	Metals & Mining – 2.3%

209	Cliffs Natural Resources Inc.	8,350

264	Teck Cominco Limited, (2)	8,664
	Total Metals & Mining	17,014
	Multiline Retail – 1.0%

149	Kohl’s Corporation, (2)	7,505
	Oil, Gas & Consumable Fuels – 3.8%

276	Alpha Natural Resources Inc., (2)	11,208

177	Range Resources Corporation	8,142

186	Ultra Petroleum Corporation, (2)	8,545
	Total Oil, Gas & Consumable Fuels	27,895
	Personal Products – 3.6%

741	Bare Escentuals, Inc., (2)	13,464

235	Estee Lauder Companies Inc., Class A	12,342
	Total Personal Products	25,806

32	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 1.5%

897	King Pharmaceuticals Inc., (2)	$10,773
	Professional Services – 2.4%

184	FTI Consulting Inc., (2)	7,627

649	Monster Worldwide Inc., (2)	10,118
	Total Professional Services	17,745
	Semiconductors & Equipment – 6.1%

541	Altera Corporation	11,534

435	Analog Devices, Inc.	11,728

289	Broadcom Corporation, Class A, (2)	7,722

855	NVIDIA Corporation, (2)	13,158
	Total Semiconductors & Equipment	44,142
	Software – 10.9%

842	Activision Blizzard Inc., (2)	8,555

325	BMC Software, Inc., (2)	12,558

320	Citrix Systems, (2)	13,296

647	Electronic Arts Inc. (EA), (2)	10,533

439	Intuit, Inc., (2)	12,999

302	McAfee Inc., (2)	11,385

665	Nuance Communications, Inc., (2)	9,988
	Total Software	79,314
	Specialty Retail – 5.8%

275	Guess Inc.	10,920

391	PetSmart Inc.	10,068

429	Staples, Inc.	10,064

297	TJX Companies, Inc.	11,289
	Total Specialty Retail	42,341
	Textiles, Apparel & Luxury Goods – 2.0%

420	Coach, Inc.	14,648
	Trading Companies & Distributors – 1.8%

130	W.W. Grainger, Inc.	12,906
	Wireless Telecommunication Services – 1.0%

176	American Tower Corporation, (2)	7,471
	Total Investments (cost $670,579) – 96.3%	699,671
	Other Assets Less Liabilities – 3.7%	26,951
	Net Assets – 100%	$726,622

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara EcoLogic Equity Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.3%

	Aerospace & Defense – 5.1%

650	ITT Industries, Inc.	$31,402

400	United Technologies Corporation	26,992
	Total Aerospace & Defense	58,394
	Beverages – 9.6%

750	Coca-Cola Company	40,687

500	Diageo PLC, Sponsored ADR	33,595

600	PepsiCo, Inc.	35,771
	Total Beverages	110,053
	Capital Markets – 3.0%

75	Goldman Sachs Group, Inc.	11,154

3,100	Nomura Holdings Inc.	23,188
	Total Capital Markets	34,342
	Chemicals – 4.3%

200	Potash Corporation of Saskatchewan	19,870

400	Praxair, Inc.	30,128
	Total Chemicals	49,998
	Commercial Banks – 2.2%

900	Wells Fargo & Company	25,587
	Commercial Services & Supplies – 2.5%

900	Waste Management, Inc.	28,845
	Communications Equipment – 6.3%

1,000	Cisco Systems, Inc., (2)	22,470

3,100	JDS Uniphase Corporation, (2)	24,366

650	QUALCOMM, Inc.	25,474
	Total Communications Equipment	72,310
	Computers & Peripherals – 5.1%

600	Hewlett-Packard Company	28,242

250	International Business Machines Corporation (IBM)	30,598
	Total Computers & Peripherals	58,840
	Diversified Financial Services – 2.5%

100	CME Group, Inc.	28,682
	Electric Utilities – 4.5%

500	Exelon Corporation	22,810

600	FPL Group, Inc.	29,256
	Total Electric Utilities	52,066
	Electrical Equipment – 2.9%

800	Emerson Electric Company	33,232
	Energy Equipment & Services – 2.2%

400	Schlumberger Limited	25,384
	Health Care Equipment & Supplies – 5.5%

450	Becton, Dickinson and Company	33,917

1,000	Essilor International SA, (3)	29,262
	Total Health Care Equipment & Supplies	63,179
	Health Care Providers & Services – 2.2%

450	Quest Diagnostics Incorporated	25,052

34	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 3.3%

600	McDonald’s Corporation	$37,457
	Household Products – 2.9%

550	Procter & Gamble Company	33,853
	Internet Software & Services – 1.2%

25	Google Inc., Class A, (2)	13,236
	IT Services – 2.3%

650	Accenture Limited	26,644
	Life Sciences Tools & Services – 1.1%

1,800	Lonza AG, (3)	12,744
	Machinery – 2.8%

650	Deere & Company	32,468
	Oil, Gas & Consumable Fuels – 9.3%

450	Apache Corporation	44,444

400	Chevron Corporation	28,848

150	Occidental Petroleum Corporation	11,751

6,700	Paladin Energy Limited, (2), (3)	21,574
	Total Oil, Gas & Consumable Fuels	106,617
	Pharmaceuticals – 5.0%

550	Abbott Laboratories	29,117

500	Allergan, Inc.	28,750
	Total Pharmaceuticals	57,867
	Road & Rail – 2.9%

150	Burlington Northern Santa Fe Corporation	14,960

400	Norfolk Southern Corporation	18,824
	Total Road & Rail	33,784
	Semiconductors & Equipment – 6.1%

1,250	Analog Devices, Inc.	33,700

1,850	Intel Corporation	35,889
	Total Semiconductors & Equipment	69,589
	Textiles, Apparel & Luxury Goods – 2.5%

450	Nike, Inc., Class B	28,688
	Total Investments (cost $962,422) – 97.3%	1,118,911
	Other Assets Less Liabilities – 2.7%	31,191
	Net Assets – 100%	$1,150,102

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Global Equity Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 96.0%

	Air Freight & Logistics – 3.4%

715	Expeditors International of Washington, Inc.	$24,382

250	FedEx Corporation	19,588
	Total Air Freight & Logistics	43,970
	Automobiles – 1.8%

6,000	PT Astra International Tbk, (3)	22,937
	Biotechnology – 1.2%

325	Gilead Sciences, Inc., (2)	15,688
	Capital Markets – 3.8%

160	Goldman Sachs Group, Inc.	23,795

3,400	Nomura Securities Company, (3)	25,419
	Total Capital Markets	49,214
	Chemicals – 4.3%

260	Monsanto Company	19,729

290	Praxair, Inc.	21,843

260	Stella Chemifa Corporation, (3)	13,430
	Total Chemicals	55,002
	Commercial Banks – 1.1%

27,700	PT Bank Mandiri, (3)	13,725
	Commercial Services & Supplies – 1.4%

560	Waste Management, Inc.	17,948
	Communications Equipment – 2.5%

1,715	JDS Uniphase Corporation, (2)	13,480

490	QUALCOMM, Inc.	19,203
	Total Communications Equipment	32,683
	Computers & Peripherals – 1.0%

70	Apple, Inc., (2)	13,448
	Construction & Engineering – 5.2%

355	Jacobs Engineering Group, Inc., (2)	13,415

1,500	JGC Corporation, (3)	28,000

775	Outotect OYJ, (3)	25,995
	Total Construction & Engineering	67,410
	Distributors – 1.1%

3,000	Li and Fung Limited, (3)	13,672
	Diversified Financial Services – 1.0%

45	CME Group, Inc.	12,907
	Electric Utilities – 1.0%

775	Korea Electric Power Corporation, Sponsored ADR, (2)	12,594
	Electrical Equipment – 0.9%

215	Centrotherm Photovoltaics AG, (2), (3)	11,974
	Electronic Equipment & Instruments – 2.0%

450	FLIR Systems Inc., (2)	13,311

1,105	Hollysys Automation Technologies Limited, (2)	12,708
	Total Electronic Equipment & Instruments	26,019

36	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services – 5.9%

430	Schlumberger Limited	$27,288

715	Seadrill Limited, (3)	16,224

550	Seadrill Limited, (3)	12,540

360	Tecnicas Reunidas SA, (3)	19,368
	Total Energy Equipment & Services	75,420
	Food & Staples Retailing – 1.6%

100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	6,672

8,000	Wumart Stores Inc., (3)	13,343
	Total Food & Staples Retailing	20,015
	Food Products – 2.5%

210	Bunge Limited	12,346

14,000	Indofood Agri Resources Limited, (2), (3)	20,138
	Total Food Products	32,484
	Gas Utilities – 1.1%

35,580	Perusahaan Gas Negara PT, (3)	14,250
	Health Care Equipment & Supplies – 1.7%

6,500	Top Glove Corporation BHD, (3)	21,286
	Health Care Providers & Services – 2.9%

155	Express Scripts, Inc., (2)	12,998

2,950	Healthcare Locums, (3)	12,621

200	Quest Diagnostics Incorporated	11,134
	Total Health Care Providers & Services	36,753
	Health Care Technology – 1.6%

274	Cerner Corporation, (2)	20,728
	Hotels, Restaurants & Leisure – 6.6%

550	CTRIP.com, (2)	17,210

2,640	Dominos Pizza Inc., (3)	13,402

13,000	Genting Berhad, (3)	26,717

440	McDonald’s Corporation	27,469
	Total Hotels, Restaurants & Leisure	84,798
	Household Durables – 1.0%

565	Electrolux AB, Class B Shares, (2), (3)	13,311
	Household Products – 1.9%

6,970	McBride PLC, (3)	24,231
	Insurance – 1.0%

690	CNInsure Inc.	12,841
	Internet Software & Services – 5.0%

1,140	Akamai Technologies, Inc., (2)	28,157

130	Equinix Inc., (2)	12,510

45	Google Inc., Class A, (2)	23,824
	Total Internet Software & Services	64,491
	Machinery – 2.8%

1,000	JTEKT Corporation, (3)	11,295

2,800	Kubota Corporation, (3)	25,178
	Total Machinery	36,473

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Global Equity Fund (continued)

January 31, 2010

Shares	Description (1)	Value

	Marine – 1.2%

2	A.P. Moller Maersk AS, Class B Shares, (3)	$15,608
	Media – 1.1%

1,075	Imax Corporation, (2)	13,760
	Metals & Mining – 2.8%

12,365	Centamin Eqypt, (2)	21,047

1,530	Hitachi Metals Limited, (3)	14,750
	Total Metals & Mining	35,797
	Oil, Gas & Consumable Fuels – 3.1%

3,520	Paladin Energy Limited, (2)	11,292

1,055	Paramount Resources Limited, Class A	15,047

9,000	Straits Asia Resources, (3)	13,701
	Total Oil, Gas & Consumable Fuels	40,040
	Pharmaceuticals – 2.2%

200	Novo-Nordisk A/S, (3)	13,532

255	Teva Pharmaceutical Industries Limited, Sponsored ADR	14,464
	Total Pharmaceuticals	27,996
	Professional Services – 1.9%

580	FTI Consulting Inc., (2)	24,041
	Road & Rail – 2.1%

575	Norfolk Southern Corporation	27,060
	Semiconductors & Equipment – 3.9%

435	Aixtron AG, (3)	12,997

800	NVIDIA Corporation, (2)	12,312

1,815	Silicon-on-Insulator Technologies, (2), (3)	25,415
	Total Semiconductors & Equipment	50,724
	Software – 3.8%

2,000	Activision Blizzard Inc., (2)	20,320

560	Autonomy Corporation PLC, (2), (3)	13,872

2,800	Gameloft Company, (3)	14,764
	Total Software	48,956
	Specialty Retail – 2.7%

115	Fast Retailing Company Limited, (3)	19,157

10,680	RNB Retail & Brands AB, (2), (3)	16,116
	Total Specialty Retail	35,273
	Textiles, Apparel & Luxury Goods – 0.9%

40	Puma AG, (3)	12,246
	Transportation Infrastructure – 3.0%

5,055	Macquarie Airports, (3)	12,365

15,000	Singapore Airport Terminal Services Limited, (3)	26,334
	Total Transportation Infrastructure	38,699
	Total Investments (cost $1,151,313) – 96.0%	1,236,472
	Other Assets Less Liabilities – 4.0%	52,099
	Net Assets – 100%	$1,288,571

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara International Equity Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 99.8%

	Auto Components – 3.2%

350	Autoliv AB, (3)	$14,929

110	Rieter Holdings AG, (3)	29,273
	Total Auto Components	44,202
	Automobiles – 1.1%

4,100	PT Astra International Tbk, (3)	15,674
	Beverages – 1.0%

2,000	Britvic PLC, (3)	13,411
	Capital Markets – 2.4%

4,450	Nomura Securities Company, (3)	33,269
	Chemicals – 3.8%

2,200	Kuraray Company Limited, (3)	25,632

500	Stella Chemifa Corporation, (3)	25,827
	Total Chemicals	51,459
	Commercial Banks – 1.0%

28,970	PT Bank Mandiri, (3)	14,354
	Communications Equipment – 3.0%

5,400	EXFO Electro Optical Engineering, Inc.	27,432

215	Research In Motion Limited, (2)	13,536
	Total Communications Equipment	40,968
	Computers & Peripherals – 1.6%

5,265	Imagination Technologies Group PLC, (3)	22,135
	Construction & Engineering – 5.0%

2,000	JGC Corporation, (3)	37,335

915	Outotect OYJ, (3)	30,691
	Total Construction & Engineering	68,026
	Distributors – 1.0%

3,000	Li and Fung Limited, (3)	13,672
	Electric Utilities – 2.0%

1,645	Korea Electric Power Corporation, Sponsored ADR, (2)	26,731
	Electrical Equipment – 1.8%

450	Centrotherm Photovoltaics AG, (2), (3)	25,062
	Electronic Equipment & Instruments – 2.9%

1,325	Hollysys Automation Technologies Limited, (2)	15,238

3,000	Yaskawa Electric Corporation, (3)	24,831
	Total Electronic Equipment & Instruments	40,069
	Energy Equipment & Services – 5.9%

775	Calfrac Well Services Limited	16,547

1,320	Seadrill Limited, (3)	29,952

515	ShawCor Limited, Class A Shares, (3)	13,611

370	Tecnicas Reunidas SA, (3)	19,906
	Total Energy Equipment & Services	80,016
	Food & Staples Retailing – 2.1%

200	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	13,344

9,000	Wumart Stores Inc., (3)	15,011
	Total Food & Staples Retailing	28,355

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara International Equity Fund (continued)

January 31, 2010

Shares	Description (1)	Value

	Food Products – 2.6%

2,500	Cosan Limited, Class Shares, (2)	$19,500

11,000	Indofood Agri Resources Limited, (2), (3)	15,823
	Total Food Products	35,323
	Gas Utilities – 1.1%

37,625	Perusahaan Gas Negara PT, (3)	15,069
	Health Care Equipment & Supplies – 2.2%

9,200	Top Glove Corporation BHD, (3)	30,128
	Health Care Providers & Services – 1.0%

3,110	Healthcare Locums, (3)	13,305
	Health Care Technology – 1.0%

300	SXC Health Solutions Corporation	14,136
	Hotels, Restaurants & Leisure – 6.4%

560	CTRIP.com, (2)	17,522

5,580	Dominos Pizza Inc., (3)	28,327

13,500	Genting Berhad, (3)	27,745

475	Home Inns & Hotels Management, Inc., (2)	14,611
	Total Hotels, Restaurants & Leisure	88,205
	Household Durables – 2.1%

1,200	Electrolux AB, Class B Shares, (2), (3)	28,271
	Household Products – 1.9%

7,595	McBride PLC, (3)	26,404
	Insurance – 1.0%

715	CNInsure Inc.	13,306
	Internet & Catalog Retail – 0.9%

1,745	ASOS PLC, (2), (3)	12,010
	Internet Software & Services – 1.6%

3,430	Telecity Group PLC, (2), (3)	21,405
	Machinery – 5.9%

1,100	JTEKT Corporation, (3)	12,425

2,900	Kubota Corporation, (3)	26,077

470	NKT Holdings AS, (2), (3)	27,335

2,000	Weichai Power Company Limited, (3)	14,492
	Total Machinery	80,329
	Marine – 1.1%

2	A.P. Moller Maersk AS, Class B Shares, (3)	15,608
	Media – 1.1%

1,125	Imax Corporation, (2)	14,400
	Metals & Mining – 3.6%

12,960	Centamin Eqypt, (2)	22,060

2,880	Hitachi Metals Limited, (3)	27,765
	Total Metals & Mining	49,825
	Oil, Gas & Consumable Fuels – 5.2%

3,595	Arrow Energy Limited, (2), (3)	12,430

2,005	Birchcliff Energy Limited, (2)	17,064

3,690	Paladin Energy Limited, (2)	11,837

40	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

1,100	Paramount Resources Limited, Class A	$15,689

9,000	Straits Asia Resources, (3)	13,701
	Total Oil, Gas & Consumable Fuels	70,721
	Pharmaceuticals – 1.5%

310	Novo Nordisk A/S, (3)	20,975
	Semiconductors & Equipment – 8.6%

460	Aixtron AG, (3)	13,744

7,155	ARM Holdings PLC, (3)	21,865

450	Disco Corporation, (3)	24,947

2,440	Infineon Technologies AG, (3)	13,465

1,910	Silicon-on-Insulator Technologies, (2), (3)	26,746

6	Thine Electronics Inc., (3)	16,262
	Total Semiconductors & Equipment	117,029
	Software – 2.2%

590	Autonomy Corporation PLC, (2), (3)	14,615

2,900	Gameloft Company, (3)	15,291
	Total Software	29,906
	Specialty Retail – 3.7%

120	Fast Retailing Company Limited, (3)	19,990

20,670	RNB Retail & Brands AB, (2), (3)	31,191
	Total Specialty Retail	51,181
	Textiles, Apparel & Luxury Goods – 1.9%

40	Puma AG, (3)	12,246

55	Swatch Group AG, (3)	14,378
	Total Textiles, Apparel & Luxury Goods	26,624
	Transportation Infrastructure – 5.4%

2,645	Groupe Eurotunnel SA, (3)	25,500

8,050	Macquarie Airports, (3)	19,690

16,000	Singapore Airport Terminal Services Limited, (3)	28,089
	Total Transportation Infrastructure	73,279
	Total Investments (cost $1,270,547) – 99.8%	1,364,842
	Other Assets Less Liabilities – 0.2%	2,705
	Net Assets – 100%	$1,367,547

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Plus Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 127.1%

	Aerospace & Defense – 2.6%

350	ITT Industries, Inc.	$16,909

200	United Technologies Corporation	13,496
	Total Aerospace & Defense	30,405
	Air Freight & Logistics – 0.9%

300	Expeditors International of Washington, Inc.	10,230
	Beverages – 2.0%

400	PepsiCo, Inc.	23,848
	Biotechnology – 4.5%

1,100	Gilead Sciences, Inc., (2), (3)	53,097
	Capital Markets – 2.2%

175	Goldman Sachs Group, Inc., (3)	26,026
	Chemicals – 7.9%

300	Ecolab Inc.	13,170

300	Monsanto Company, (3)	22,764

750	Praxair, Inc.	56,490
	Total Chemicals	92,424
	Commercial Banks – 2.2%

900	Wells Fargo & Company	25,587
	Commercial Services & Supplies – 2.1%

750	Waste Management, Inc., (3)	24,038
	Communications Equipment – 4.3%

1,300	QUALCOMM, Inc.	50,947
	Computers & Peripherals – 3.7%

1,100	EMC Corporation, (2)	18,337

200	International Business Machines Corporation (IBM), (3)	24,478
	Total Computers & Peripherals	42,815
	Construction & Engineering – 2.4%

750	Jacobs Engineering Group, Inc., (2), (3)	28,343
	Diversified Financial Services – 2.4%

100	CME Group, Inc., (3)	28,682
	Electrical Equipment – 2.1%

600	Emerson Electric Company	24,924
	Electronic Equipment & Instruments – 3.1%

550	Amphenol Corporation, Class A	21,912

500	FLIR Systems Inc., (2)	14,790
	Total Electronic Equipment & Instruments	36,702
	Energy Equipment & Services – 5.7%

1,050	Schlumberger Limited	66,632
	Food Products – 2.1%

425	Bunge Limited	24,986
	Health Care Equipment & Supplies – 14.9%

400	Alcon, Inc.	62,283

300	Becton, Dickinson and Company	22,611

500	C. R. Bard, Inc., (3)	41,445

500	Stryker Corporation, (3)	25,960

42	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

450	Varian Medical Systems, Inc., (2), (3)	$22,631
	Total Health Care Equipment & Supplies	174,930
	Health Care Providers & Services – 4.4%

350	Express Scripts, Inc., (2), (3)	29,351

400	Quest Diagnostics Incorporated, (3)	22,268
	Total Health Care Providers & Services	51,619
	Hotels, Restaurants & Leisure – 1.9%

350	McDonald’s Corporation, (3)	21,851
	Household Products – 2.4%

450	Procter & Gamble Company	27,698
	Internet Software & Services – 3.7%

700	Akamai Technologies, Inc., (2)	17,290

50	Google Inc., Class A, (2)	26,471
	Total Internet Software & Services	43,761
	IT Services – 7.4%

650	Accenture Limited	26,644

3,250	Western Union Company, (3)	60,254
	Total IT Services	86,898
	Life Sciences Tools & Services – 1.9%

400	Waters Corporation, (2)	22,792
	Machinery – 9.9%

550	Illinois Tool Works, Inc., (3)	23,975

1,050	Parker Hannifin Corporation	58,706

650	Stanley Works, (3)	33,313
	Total Machinery	115,994
	Media – 5.1%

1,700	Omnicom Group, Inc., (3)	60,009
	Oil, Gas & Consumable Fuels – 5.1%

1,350	XTO Energy, Inc., (3)	60,169
	Pharmaceuticals – 5.1%

550	Allergan, Inc.	31,625

500	Teva Pharmaceutical Industries Limited, Sponsored ADR	28,360
	Total Pharmaceuticals	59,985
	Road & Rail – 3.3%

275	Burlington Northern Santa Fe Corporation	27,426

250	Norfolk Southern Corporation, (3)	11,765
	Total Road & Rail	39,191
	Semiconductors & Equipment – 4.5%

2,700	Intel Corporation, (3)	52,380
	Software – 4.2%

2,200	Activision Blizzard Inc., (2), (3)	22,352

900	Intuit, Inc., (2), (3)	26,649
	Total Software	49,001
	Specialty Retail – 2.0%

500	Ross Stores, Inc., (3)	22,965

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Plus Fund (continued)

January 31, 2010

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 1.1%

200	Nike, Inc., Class B	$12,750
	Total Investments (cost $1,242,952) – 127.1%	1,491,679

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (28.4)%

	Aerospace & Defense – (1.9)%

(300)	Lockheed Martin Corporation	$(22,356)
	Biotechnology – (1.9)%

(400)	Genzyme Corporation, (2)	(21,704)
	Commercial Banks – (2.1)%

(900)	BB&T Corporation	(25,083)
	Commercial Services & Supplies – (3.7)%

(900)	Cintas Corporation	(22,599)

(400)	Stericycle Inc., (2)	(21,172)
	Total Commercial Services & Supplies	(43,771)
	Diversified Consumer Services – (1.8)%

(1,000)	H & R Block Inc.	(21,520)
	Diversified Financial Services – (2.4)%

(1,000)	Moody’s Corporation	(27,590)
	Electrical Equipment – (1.7)%

(175)	First Solar Inc., (2)	(19,828)
	Energy Equipment & Services – (1.6)%

(1,200)	Weatherford International Ltd, (2)	(18,816)
	Health Care Equipment & Supplies – (2.6)%

(700)	Medtronic, Inc.	(30,023)
	Health Care Providers & Services – (2.1)%

(350)	Laboratory Corporation of America Holdings, (2)	(24,885)
	Hotels, Restaurants & Leisure – (2.6)%

(900)	Carnival Corporation, ADR, (2)	(29,997)
	Household Products – (1.9)%

(400)	Energizer Holdings Inc., (2)	(22,200)
	Internet & Catalog Retail – (2.1)%

(200)	Amazon.com, Inc., (2)	(25,082)
	Total Common Stocks Sold Short (proceed $309,914)	(332,855)
	Other Assets Less Liabilities – 1.3%	14,819
	Net Assets – 100%	$1,173,643

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

44	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Japan Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 96.4%

	Beverages – 4.5%

6,100	Coca Cola West Holdings Company, (2)	$101,764

6,000	Kirin Holdings Company, Limited, (2)	91,459
	Total Beverages	193,223
	Building Products – 3.2%

7,800	JS Group Corporation, (2)	137,663
	Capital Markets – 1.9%

16,000	Daiwa Securities Group Inc., (2)	80,012
	Commercial Banks – 4.0%

10,000	77 Bank Limited, (2)	53,342

21,000	Sumitomo Trust & Banking Company, (2)	116,343
	Total Commercial Banks	169,685
	Commercial Services & Supplies – 5.6%

6,000	Dai Nippon Printing Co., Ltd., (2)	82,276

1,900	Secom Company, (2)	85,137

8,000	Toppan Printing Company Limited, (2)	69,639
	Total Commercial Services & Supplies	237,052
	Construction & Engineering – 4.0%

3,000	JGC Corporation, (2)	56,000

32,000	Obayashi Corporation, (2)	112,992
	Total Construction & Engineering	168,992
	Construction Materials – 1.7%

51,000	Sumitomo Osaka Cement Company, Limited, (2)	74,073
	Containers & Packaging – 0.9%

2,700	Toyo Seikan Kaisha, (2)	38,060
	Diversified Telecommunication Services – 3.1%

6,376	Nippon Telegraph and Telephone Corporation, ADR	134,534
	Electrical Equipment – 3.3%

8,200	Futaba Corporation, (2)	141,260
	Electronic Equipment & Instruments – 10.7%

4,049	FujiFilm Holdings Corporation, ADR, (2)	129,770

1,400	Kyocera Corporation, (2)	126,709

2,700	Mabuchi Motor Company Limited, (2)	147,628

800	TDK Corporation, (2)	51,676
	Total Electronic Equipment & Instruments	455,783
	Food & Staples Retailing – 3.2%

6,200	Seven & I Holdings, (2)	135,511
	Food Products – 3.7%

7,000	Nippon Meat Packers Inc., (2)	88,231

2,100	Nissin Foods Holdings Company Limited, (2)	69,160
	Total Food Products	157,391
	Health Care Equipment & Supplies – 2.6%

5,600	Paramount Bed Company Limited, (2)	112,386
	Household Durables – 5.2%

8,586	Panasonic Corporation, ADR	134,886

9,000	Sekisui House, Ltd., (2)	84,992
	Total Household Durables	219,878

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Japan Fund (continued)

January 31, 2010

Shares	Description (1)			Value

	Household Products – 3.4%

6,000	KAO Corporation, (2)			$144,756
	Insurance – 3.0%

5,100	Mitsui Sumitomo Insurance Company Limited, (2)			127,655
	Leisure Equipment & Products – 3.9%

35	Fields Corporation, (2)			43,652

1,200	Sankyo Company Ltd, (2)			64,164

5,000	Sega Sammy Holdings Inc., (2)			56,599
	Total Leisure Equipment & Products, (2)			164,415
	Media – 2.4%

1,160	Hakuhodo DY Holdings Inc., (2)			56,570

28	TV Asahi Corporation, (2)			45,401
	Total Media			101,971
	Oil, Gas & Consumable Fuels – 3.4%

31,000	Nippon Oil Corporation, (2)			144,856
	Personal Products – 2.8%

5,900	Shiseido Company, Limited, (2)			120,834
	Pharmaceuticals – 6.3%

2,300	Astellas Pharma Inc., (2)			84,828

4,700	Daiichi Sankyo Company Limited, (2)			97,676

1,900	Ono Pharmaceutical Company Limited, (2)			84,545
	Total Pharmaceuticals			267,049
	Real Estate Management & Development – 2.5%

10,000	Daiwa House Industry Company Limited, (2)			105,159
	Semiconductors & Equipment – 1.6%

1,000	Rohm Company Limited, (2)			67,381
	Software – 2.0%

300	Nintendo Co., Ltd., (2)			83,641
	Textiles, Apparel & Luxury Goods – 2.7%

10,000	Wacoal Holdings Corporation, (2)			117,404
	Trading Companies & Distributors – 1.8%

5,100	Mitsui & Company Limited, (2)			75,013
	Wireless Telecommunication Services – 3.0%

8,746	NTT DoCoMo Inc., Sponsored ADR			130,315
	Total Common Stocks (cost $3,959,003)			4,105,952

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.9%

$121	Repurchase Agreement with State Street Bank, dated 1/29/10, repurchase price $121,491, collateralized by $125,000 U.S. Treasury Bills, 0.000%, due 7/22/10, value $124,913	0.010%	2/01/10	$121,491
	Total Short-Term Investments (cost $121,491)			121,491
	Total Investments (cost $4,080,494) – 99.3%			4,227,443
	Other Assets Less Liabilities – 0.7%			31,532
	Net Assets – 100%			$4,258,975

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

January 31, 2010

	Santa Barbara Strategic Growth		Santa Barbara Mid-Cap Growth		Santa Barbara EcoLogic Equity	Santa Barbara Global Equity
Assets
Investments, at value (cost $767,523, $670,579, $962,422 and 1,151,313, respectively)		$761,493		$699,671	$1,118,911	$1,236,472
Cash		11,680		28,198	18,988	84,468
Cash denominated in foreign currencies ($—, $—, $— and $1,328, respectively)		—		—	—	1,306
Receivables:
Dividends		539		270	729	81
From Adviser		—		—	—	3,990
From Nuveen		—		—	22,138	—
Investments sold		23,937		15,486	—	—
Reclaims		21		17	43	66
Other assets		—		—	2	3
Total assets		797,670		743,642	1,160,811	1,326,386
Liabilities
Securities sold short, at value (proceeds $—, $—, $— and $—, respectively)		—		—	—	—
Payables:
Collateral due to broker		—		—	—	—
Dividends for securities sold short		—		—	—	—
Investments purchased		21,887		—	—	26,827
Accrued expenses:
Management fees		1,257		1,171	2,940	—
12b-1 distribution and service fees		586		208	452	510
Other		16,196		15,641	7,317	10,478
Total liabilities		39,926		17,020	10,709	37,815
Net assets		$757,744		$726,622	$1,150,102	$1,288,571
Class A Shares
Net assets		$189,957		$182,082	$287,649	$322,610
Shares outstanding		12,500		12,500	12,500	13,280
Net asset value per share		$15.20		$14.57	$23.01	$24.29
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)		$16.13		$15.46	$24.41	$25.77
Class C Shares
Net assets		$186,904		$179,145	$287,153	$320,743
Shares outstanding		12,500		12,500	12,500	13,285
Net asset value and offering price per share		$14.95		$14.33	$22.97	$24.14
Class R3 Shares
Net assets	$	N/A	$	N/A	$287,483	$321,984
Shares outstanding		N/A		N/A	12,500	13,282
Net asset value and offering price per share	$	N/A	$	N/A	$23.00	$24.24
Class I Shares
Net assets		$380,883		$365,395	$287,817	$323,234
Shares outstanding		24,942		24,947	12,500	13,279
Net asset value and offering price per share		$15.27		$14.65	$23.03	$24.34
Net Assets Consist of:
Capital paid-in		$996,840		$993,092	$998,949	$1,078,807
Undistributed (Over-distribution of) net investment income		(811)		(2,308)	916	(3,346)
Accumulated net realized gain (loss) from investments, foreign currency and securities sold short		(232,255)		(293,254)	(6,252)	127,914
Net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short		(6,030)		29,092	156,489	85,196
Net assets		$757,744		$726,622	$1,150,102	$1,288,571

N/A	Fund is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Assets and Liabilities (Unaudited) (continued)

January 31, 2010

	Santa Barbara International Equity	Santa Barbara Growth Plus	Tradewinds Japan
Assets
Investments, at value (cost $1,270,547, $1,242,952 and $4,080,494, respectively)	$1,364,842	$1,491,679	$4,227,443
Cash	79,592	255,855 (1)	—
Cash denominated in foreign currencies ($195, $— and $—, respectively)	193	—	—
Receivables:
Dividends	170	283	3,525
From Adviser	5,233	—	—
From Nuveen	—	22,252	25,152
Investments sold	—	42,763	—
Reclaims	160	364	—
Other assets	3	2	13,284
Total assets	1,450,193	1,813,198	4,269,404
Liabilities
Securities sold short, at value (proceeds $—, $309,914 and $—, respectively)	—	332,855	—
Payables:
Collateral due to broker	—	229,324	—
Dividends for securities sold short	—	135	—
Investments purchased	70,537	66,141	—
Accrued expenses:
Management fees	—	2,074	1,784
12b-1 distribution and service fees	538	456	392
Other	11,571	8,570	8,253
Total liabilities	82,646	639,555	10,429
Net assets	$1,367,547	$1,173,643	$4,258,975
Class A Shares
Net assets	$342,382	$294,006	$259,832
Shares outstanding	13,653	12,500	12,500
Net asset value per share	$25.08	$23.52	$20.79
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$26.61	$24.95	$22.06
Class C Shares
Net assets	$340,402	$291,618	$259,585
Shares outstanding	13,660	12,500	12,500
Net asset value and offering price per share	$24.92	$23.33	$20.77
Class R3 Shares
Net assets	$341,719	$293,210	$259,746
Shares outstanding	13,655	12,500	12,500
Net asset value and offering price per share	$25.02	$23.46	$20.78
Class I Shares
Net assets	$343,044	$294,809	$3,479,812
Shares outstanding	13,652	12,500	167,346
Net asset value and offering price per share	$25.13	$23.58	$20.79
Net Assets Consist of:
Capital paid-in	$1,118,789	$996,801	$4,087,497
Undistributed (Over-distribution of) net investment income	(5,469)	(3,039)	(6,603)
Accumulated net realized gain (loss) from investments, foreign currency and securities sold short	159,727	(45,905)	31,079
Net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short	94,500	225,786	147,002
Net assets	$1,367,547	$1,173,643	$4,258,975

(1)	Cash includes $229,324 representing collateral held for securities lending transactions. See Notes to Financial Statements, Footnote 1 – Enhanced Custody Program for further information.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended January 31, 2010

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity
Investment Income	$4,295	$2,756	$11,937	$7,366
Expenses
Management fees	2,972	3,025	4,665	5,860
12b-1 service fees – Class A	239	228	369	412
12b-1 distribution and service fees – Class C	940	899	1,470	1,640
12b-1 distribution and service fees – Class R3	N/A	N/A	737	822
Dividend expense on securities sold short	—	—	—	—
Shareholders’ servicing agent fees and expenses	62	62	12	40
Custodian’s fees and expenses	2,759	3,020	2,573	7,437
Enhanced custody expense	—	—	—	—
Trustees’ fees and expenses	16	15	13	14
Professional fees	3,127	3,124	2,121	5,768
Shareholders’ reports – printing and mailing expenses	3,983	3,983	1,278	2,157
Federal and state registration fees	—	41	115	103
Other expenses	264	277	—	209
Total expenses before expense reimbursement	14,362	14,674	13,353	24,462
Expense reimbursement	(9,256)	(9,610)	(4,928)	(13,750)
Net expenses	5,106	5,064	8,425	10,712
Net investment income (loss)	(811)	(2,308)	3,512	(3,346)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(3,660)	7,784	12,801	181,013
Securities sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of: Investments and foreign currency	69,238	60,925	48,172	(96,138)
Securities sold short	—	—	—	—
Net realized and unrealized gain (loss)	65,578	68,709	60,973	84,875
Net increase (decrease) in net assets from operations	$64,767	$66,401	$64,485	$81,529

N/A	Fund is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Operations (Unaudited) (continued)

Six Months Ended January 31, 2010

	Santa Barbara International Equity	Santa Barbara Growth Plus	Tradewinds Japan
Investment Income	$5,785	$10,329	$37,902
Expenses
Management fees	6,502	6,474	21,459
12b-1 service fees – Class A	432	372	333
12b-1 distribution and service fees – Class C	1,723	1,476	1,327
12b-1 distribution and service fees – Class R3	864	742	666
Dividend expense on securities sold short	—	2,006	—
Shareholders’ servicing agent fees and expenses	60	14	16
Custodian’s fees and expenses	10,421	3,759	5,217
Enhanced custody expense	—	811	—
Trustees’ fees and expenses	15	13	54
Professional fees	5,770	2,777	3,942
Shareholders’ reports – printing and mailing expenses	2,157	2,133	2,717
Federal and state registration fees	103	115	24,636
Other expenses	84	—	—
Total expenses before expense reimbursement	28,131	20,692	60,367
Expense reimbursement	(16,877)	(7,324)	(30,879)
Net expenses	11,254	13,368	29,488
Net investment income (loss)	(5,469)	(3,039)	8,414
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	227,044	26,854	33,289
Securities sold short	—	(46,085)	—
Change in net unrealized appreciation (depreciation) of: Investments and foreign currency	(108,096)	79,071	(25,200)
Securities sold short	—	8,302	—
Net realized and unrealized gain (loss)	118,948	68,142	8,089
Net increase (decrease) in net assets from operations	$113,479	$65,103	$16,503

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Santa Barbara Strategic Growth		Santa Barbara Mid-Cap Growth		Santa Barbara EcoLogic Equity
	Six Months Ended 1/31/10	Year Ended 7/31/09	Six Months Ended 1/31/10	Year Ended 7/31/09	Six Months Ended 1/31/10	For the Period December 29, 2008 (Commencement of Operations) through July 31, 2009
Operations
Net investment income (loss)	$(811)	$(12)	$(2,308)	$(2,442)	$3,512	$5,586
Net realized gain (loss) from:
Investments and foreign currency	(3,660)	(204,906)	7,784	(240,787)	12,801	(19,057)
Securities sold short	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	69,238	43,691	60,925	67,353	48,172	108,317
Securities sold short	—	—	—	—	—	—
Net increase (decrease) in net assets from operations	64,767	(161,227)	66,401	(175,876)	64,485	94,846
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	(2,805)	—
Class C	—	—	—	—	(812)	—
Class R3	N/A	N/A	N/A	N/A	(2,139)	—
Class I	—	—	—	—	(3,473)	—
From accumulated net realized gains:
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	N/A	N/A	N/A	N/A	—	—
Class I	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	—	—	—	—	(9,229)	—
Fund Share Transactions
Proceeds from sale of shares	—	—	—	—	—	1,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
	—	—	—	—	—	1,000,000
Cost of shares redeemed	—	—	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	—	—	—	—	—	1,000,000
Net increase (decrease) in net assets	64,767	(161,227)	66,401	(175,876)	55,256	1,094,846
Net assets at the beginning of period	692,977	854,204	660,221	836,097	1,094,846	—
Net assets at the end of period	$757,744	$692,977	$726,622	$660,221	$1,150,102	$1,094,846
Undistributed (Over-distribution of) net investment income at the end of period	$(811)	$—	$(2,308)	$—	$916	$6,633

N/A	Fund is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Changes in Net Assets (Unaudited)

	Santa Barbara Global Equity		Santa Barbara International Equity
	Six Months Ended 1/31/10	For the Period April 24, 2009 (Commencement of Operations) through July 31, 2009	Six Months Ended 1/31/10	For the Period April 24, 2009 (Commencement of Operations) through July 31, 2009
Operations
Net investment income (loss)	$(3,346)	$1,017	$(5,469)	$3,018
Net realized gain (loss) from:
Investments and foreign currency	181,013	24,691	227,044	48,454
Securities sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of: Investments and foreign currency	(96,138)	181,334	(108,096)	202,596
Securities sold short	—	—	—	—
Net increase (decrease) in net assets from operations	81,529	207,042	113,479	254,068
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
From accumulated net realized gains:
Class A	(20,000)	—	(30,000)	—
Class C	(20,000)	—	(30,000)	—
Class R3	(20,000)	—	(30,000)	—
Class I	(20,000)	—	(30,000)	—
Decrease in net assets from distributions to shareholders	(80,000)	—	(120,000)	—
Fund Share Transactions
Proceeds from sale of shares	—	1,000,000	—	1,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	80,000	—	120,000	—
	80,000	1,000,000	120,000	1,000,000
Cost of shares redeemed	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	80,000	1,000,000	120,000	1,000,000
Net increase (decrease) in net assets	81,529	1,207,042	113,479	1,254,068
Net assets at the beginning of period	1,207,042	—	1,254,068	—
Net assets at the end of period	$1,288,571	$1,207,042	$1,367,547	$1,254,068
Undistributed (Over-distribution of) net investment income at the end of period	$(3,346)	$—	$(5,469)	$—

52	Nuveen Investments

Statement of Changes in Net Assets (Unaudited) (continued)

	Santa Barbara Growth Plus		Tradewinds Japan
	Six Months Ended 1/31/10	For the Period December 30, 2008 (Commencement of Operations) through July 31, 2009	Six Months Ended 1/31/10	For the Period December 29, 2008 (Commencement of Operations) through July 31, 2009
Operations
Net investment income (loss)	$(3,039)	$(3,199)	$8,414	$15,165
Net realized gain (loss) from:
Investments and foreign currency	26,854	(20,113)	33,289	47,705
Securities sold short	(46,085)	(6,561)	—	—
Change in net unrealized appreciation (depreciation) of: Investments and foreign currency	79,071	169,656	(25,200)	172,202
Securities sold short	8,302	(31,243)	—	—
Net increase (decrease) in net assets from operations	65,103	108,540	16,503	235,072
Distributions to Shareholders
From net investment income:
Class A	—	—	(2,083)	—
Class C	—	—	(219)	—
Class R3	—	—	(1,459)	—
Class I	—	—	(36,230)	—
From accumulated net realized gains:
Class A	—	—	(2,507)	—
Class C	—	—	(2,507)	—
Class R3	—	—	(2,508)	—
Class I	—	—	(33,570)	—
Decrease in net assets from distributions to shareholders	—	—	(81,083)	—
Fund Share Transactions
Proceeds from sale of shares	—	1,000,000	—	4,619,455
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
	—	1,000,000	—	4,619,455
Cost of shares redeemed	—	—	—	(530,972)
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000	—	4,088,483
Net increase (decrease) in net assets	65,103	1,108,540	(64,580)	4,323,555
Net assets at the beginning of period	1,108,540	—	4,323,555	—
Net assets at the end of period	$1,173,643	$1,108,540	$4,258,975	$4,323,555
Undistributed (Over-distribution of) net investment income at the end of period	$(3,039)	$—	$(6,603)	$24,974

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Strategic Growth Fund (“Santa Barbara Strategic Growth”), Nuveen Santa Barbara Mid-Cap Growth Fund (“Santa Barbara Mid-Cap Growth”), Nuveen Santa Barbara EcoLogic Equity Fund (“Santa Barbara EcoLogic Equity“), Nuveen Santa Barbara Global Equity Fund (“Santa Barbara Global Equity”), Nuveen Santa Barbara International Equity Fund (“Santa Barbara International Equity”), Nuveen Santa Barbara Growth Plus Fund (“Santa Barbara Growth Plus”), and Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Santa Barbara Strategic Growth, under normal market conditions, generally invests in equity securities of companies with varied market capitalizations in an attempt to provide long-term capital appreciation. The Fund invests primarily in equity securities of companies domiciled in the U.S. but may invest in non-U.S. equity securities.

Santa Barbara Mid-Cap Growth, under normal market conditions, invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap Growth Index in an attempt to provide long-term capital appreciation. The Fund invests primarily in equity securities of companies domiciled in the U.S. but may invest in non-U.S. equity securities.

Santa Barbara EcoLogic Equity, under normal market conditions, invests in a diversified portfolio of equity securities of companies with stronger environmental and climate change practices than their industry peers in an attempt to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. equity securities but may invest up to 25% of its net assets in non-U.S. equity securities.

Santa Barbara Global Equity, under normal market conditions, invests at least 80% of its net assets in U.S. and non-U.S. equity securities in an attempt to provide long-term capital appreciation. Although the Fund will concentrate its investments in developed markets, it may invest up to 25% of its net assets in companies located in emerging markets. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

Santa Barbara International Equity, under normal market conditions, invests at least 80% of its net assets in non-U.S. equity securities in an attempt to provide long-term capital appreciation. Although the Fund will concentrate its investments in developed markets, it may invest up to 30% of its net assets in companies located in emerging markets.

Santa Barbara Growth Plus, under normal market conditions, invests primarily in equity securities of companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index in an attempt to provide long-term capital appreciation. The Fund seeks to achieve additional return by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform. The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund invests primarily in U.S. equity securities but may invest up to 25% of its net assets plus borrowings in non-U.S. equity securities. “Borrowings” represent the proceeds from short positions less any uninvested cash from such short positions.

Tradewinds Japan, under normal market conditions, invests at least 80% of it net assets in equity securities issued by companied listed or domiciled in Japan in an attempt to provide long-term capital appreciation. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (“NAV”) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’

54	Nuveen Investments

Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At January 31, 2010, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Santa Barbara Global Equity, Santa Barbara International Equity, Santa Barbara Growth Plus and Tradewinds Japan impose a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

Derivative Instruments

Each Fund is authorized to invest in certain derivative instruments, including futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2010.

Enhanced Custody Program

Santa Barbara Growth Plus pursues a “long/short” investment strategy, pursuant to which it sells “short” up to 50% of the value of its initial “long” portfolio and purchases additional “long” investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security “short,” it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the “short” position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolios. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains or losses are included with “Net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

56	Nuveen Investments

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2010:

Santa Barbara Strategic Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$761,493	$—	$—	$761,493
Santa Barbara Mid-Cap Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$699,671	$—	$—	$699,671
Santa Barbara Ecologic Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,055,331	$63,580	$—	$1,118,911
Santa Barbara Global Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$626,559	$609,913	$—	$1,236,472
Santa Barbara International Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$272,953	$1,091,889	$—	$1,364,842
Santa Barbara Growth Plus	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,491,679	$—	$—	$1,491,679
Common Stocks Sold Short	(332,855)	—	—	(332,855)
Total	$1,158,824	$—	$—	$1,158,824
Tradewinds Japan	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$399,735	$3,706,217	$—	$4,105,952
Short-Term Investments	121,491	—	—	121,491
Total	$521,226	$3,706,217	$—	$4,227,443

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended January 31, 2010.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

Santa Barbara Strategic Growth
	Six Months Ended 1/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class I	—	—	—	—
	—	—	—	—
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	—	$—	—	$—

Santa Barbara Mid-Cap Growth
	Six Months Ended 1/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class I	—	—	—	—
	—	—	—	—
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	—	$—	—	$—

	Santa Barbara EcoLogic Equity
	Six Months Ended 1/31/10		For the Period 12/29/08 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	12,500	250,000
Total	—	$—	50,000	$1,000,000

	Santa Barbara Global Equity
	Six Months Ended 1/31/10		For the Period 4/24/09 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	12,500	250,000
	—	—	50,000	1,000,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	780	20,000	—	—
Class C	785	20,000	—	—
Class R3	782	20,000	—	—
Class I	779	20,000	—	—
Net increase (decrease)	3,126	$80,000	50,000	$1,000,000

58	Nuveen Investments

	Santa Barbara International Equity
	Six Months Ended 1/31/10		For the Period 4/24/09 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	12,500	250,000
	—	—	50,000	1,000,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,153	30,000	—	—
Class C	1,160	30,000	—	—
Class R3	1,155	30,000	—	—
Class I	1,152	30,000	—	—
Net increase (decrease)	4,620	$120,000	50,000	$1,000,000

	Santa Barbara Growth Plus
	Six Months Ended 1/31/10		For the Period 12/30/08 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	12,500	250,000
Total	—	$—	50,000	$1,000,000

	Tradewinds Japan
	Six Months Ended 1/31/10		For the Period 12/29/08 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	193,684	3,869,455
	—	—	231,184	4,619,455
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	(26,338)	(530,972)
Net increase (decrease)	—	$—	204,846	$4,088,483

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Purchases and sales (including proceeds from securities sold short but excluding short-term investments) for the six months ended January 31, 2010, were as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity
Purchases	$173,506	$197,696	$168,031	$940,393
Sales	171,838	205,308	177,372	982,606

	Santa Barbara International Equity	Santa Barbara Growth Plus	Tradewinds Japan
Purchases	$1,430,816	$494,499	$366,816
Sales	1,384,147	462,290	302,520

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2010, the cost of investments was as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity
Cost of investments	$768,424	$674,505	$962,422	$1,151,313

	Santa Barbara International Equity	Santa Barbara Growth Plus	Tradewinds Japan
Cost of investments	$1,270,547	$1,242,952	$4,082,696

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2010, were as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity
Gross unrealized:
Appreciation	$61,630	$79,977	$169,041	$116,760
Depreciation	(68,561)	(54,811)	(12,552)	(31,601)
Net unrealized appreciation (depreciation) of investments	$(6,931)	$25,166	$156,489	$85,159

	Santa Barbara International Equity	Santa Barbara Growth Plus	Tradewinds Japan
Gross unrealized:
Appreciation	$130,189	$260,970	$405,706
Depreciation	(35,894)	(12,243)	(260,959)
Net unrealized appreciation (depreciation) of investments	$94,295	$248,727	$144,747

60	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2009, the Funds’ last tax year end, were as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity
Undistributed net ordinary income*	$—	$—	$6,633	$26,901
Undistributed net long-term capital gains	—	—	—	—

	Santa Barbara International Equity	Santa Barbara Growth Plus	Tradewinds Japan
Undistributed net ordinary income*	$52,683	$—	$66,059
Undistributed net long-term capital gains	—	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa*** Barbara EcoLogic Equity	Santa**** Barbara Global Equity
Distributions from net ordinary income*	$—	$—	$—	$—
Distributions from net long-term capital gains	—	—	—	—

	Santa**** Barbara International Equity	Santa***** Barbara Growth Plus	Tradewinds*** Japan
Distributions from net ordinary income*	$—	$—	$—
Distributions from net long-term capital gains	—	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2009, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth
Expiration: July 31, 2017	$79,776	$100,028

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 and/or from the commencement of operations through July 31, 2009, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa*** Barbara EcoLogic Equity	Santa***** Barbara Growth Plus
Post-October capital losses	$147,918	$197,084	$19,053	$26,674

***	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
****	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
*****	For the period December 30, 2008 (commencement of operations) through July 31, 2009.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Santa Barbara Strategic Growth Fund-Level Fee Rate	Santa Barbara Mid-Cap Growth Fund-Level Fee Rate	Santa Barbara EcoLogic Equity Fund-Level Fee Rate	Santa Barbara Global Equity Fund-Level Fee Rate
For the first $125 million	.5900%	.6400%	.6000%	.7000%
For the next $125 million	.5775	.6275	.5825	.6875
For the next $250 million	.5650	.6150	.5750	.6750
For the next $500 million	.5525	.6025	.5625	.6625
For the next $1 billion	.5400	.5900	.5500	.6500
For net assets over $2 billion	.5150	.5650	.5350	.6250

Average Daily Net Assets*	Santa Barbara International Equity Fund-Level Fee Rate	Santa Barbara Growth Plus Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate
For the first $125 million	.7500%	.9000%	.7900%
For the next $125 million	.7375	.8825	.7725
For the next $250 million	.7250	.8750	.7650
For the next $500 million	.7125	.8625	.7525
For the next $1 billion	.7000	.8500	.7400
For net assets over $2 billion	.6750	.8350	.7250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of January 31, 2010, the complex-level fee rate was .1881%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management (“Santa Barbara”) and Tradewinds Global Investors, LLC (“Tradewinds”), (collectively the “Sub-Advisers”). The Sub-Advisers are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Strategic Growth	1.04%	November 30, 2010	1.29%
Santa Barbara Mid-Cap Growth	1.09	November 30, 2010	1.34
Santa Barbara EcoLogic Equity	1.00	November 30, 2011	1.25
Santa Barbara Global Equity	1.20	November 30, 2012	1.45
Santa Barbara International Equity	1.20	November 30, 2012	1.45
Santa Barbara Growth Plus	1.35	November 30, 2011	1.60
Tradewinds Japan Fund	1.25	November 30, 2011	1.50

62	Nuveen Investments

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2010, Nuveen owned shares of each Fund as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity
Class A	12,500	12,500	12,500	13,280
Class C	12,500	12,500	12,500	13,285
Class R3	N/A	N/A	12,500	13,282
Class I	24,942	24,947	12,500	13,279

		Santa Barbara International Equity	Santa Barbara Growth Plus	Tradewinds Japan
Class A		13,653	12,500	12,500
Class C		13,660	12,500	12,500
Class R3		13,655	12,500	12,500
Class I		13,652	12,500	137,500

N/A	Fund is not authorized to issue Class R3 Shares.

During the six months ended January 31, 2010, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees for each of the Funds.

8. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Funds are evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	63

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA STRATEGIC GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2010(f)	$13.89	$(.01)	$1.32	$1.31	$—	$—	$—	$15.20	9.27%
2009	17.12	.01	(3.24)	(3.23)	—	—	—	13.89	(18.75)
2008(d)	20.00	(.03)	(2.85)	(2.88)	—	—	—	17.12	(14.40)
Class C (12/07)
2010(f)	13.72	(.07)	1.30	1.23	—	—	—	14.95	8.89
2009	17.03	(.09)	(3.22)	(3.31)	—	—	—	13.72	(19.38)
2008(d)	20.00	(.12)	(2.85)	(2.97)	—	—	—	17.03	(14.85)
Class I (12/07)(e)
2010(f)	13.94	.01	1.32	1.33	—	—	—	15.27	9.38
2009	17.13	.04	(3.23)	(3.19)	—	—	—	13.94	(18.51)
2008(d)	20.00	— **	(2.87)	(2.87)	—	—	—	17.13	(14.35)

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$190	3.72	%*	(2.59	)%*	1.28	%*	(.16	)%*	23%
174	7.17		(5.88)		1.25		.04		70
214	4.45	*	(3.46	)*	1.28	*	(.29	)*	60

187	4.47	*	(3.34	)*	2.03	*	(.91	)*	23
172	7.91		(6.62)		2.00		(.71)		70
213	5.20	*	(4.21	)*	2.03	*	(1.04	)*	60

381	3.46	*	(2.33	)*	1.03	*	.10	*	23
348	6.92		(5.63)		1.00		.29		70
427	4.20	*	(3.21	)*	1.02	*	.03	*	60

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 3, 2007 (commencement of operations) through July 31, 2008.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended January 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA MID-CAP GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2010(f)	$13.23	$(.04)	$1.38	$1.34	$—	$—	$—	$14.57	10.05%
2009	16.75	(.04)	(3.48)	(3.52)	—	—	—	13.23	(20.96)
2008(d)	20.00	(.06)	(3.19)	(3.25)	—	—	—	16.75	(16.25)
Class C (12/07)
2010(f)	13.07	(.10)	1.36	1.26	—	—	—	14.33	9.64
2009	16.66	(.13)	(3.46)	(3.59)	—	—	—	13.07	(21.55)
2008(d)	20.00	(.15)	(3.19)	(3.34)	—	—	—	16.66	(16.70)
Class I (12/07)(e)
2010(f)	13.29	(.02)	1.38	1.36	—	—	—	14.65	10.23
2009	16.77	(.01)	(3.47)	(3.48)	—	—	—	13.29	(20.75)
2008(d)	20.00	(.03)	(3.20)	(3.23)	—	—	—	16.77	(16.15)

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$182	3.97	%*	(3.22	)%*	1.33	%*	(.58	)%*	28%
165	7.50		(6.56)		1.34		(.40)		75
209	4.64	*	(3.89	)*	1.33	*	(.57	)*	83

179	4.72	*	(3.97	)*	2.08	*	(1.32	)*	28
163	8.24		(7.30)		2.09		(1.15)		75
208	5.40	*	(4.65	)*	2.08	*	(1.33	)*	83

365	3.72	*	(2.96	)*	1.08	*	(.32	)*	28
331	7.25		(6.31)		1.09		(.15)		75
418	4.39	*	(3.64	)*	1.07	*	(.32	)*	83

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 3, 2007 (commencement of operations) through July 31, 2008.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended January 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

SANTA BARBARA ECOLOGIC EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2010(e)	$21.92	$.09		$1.22	$1.31	$(.22)	$—	$(.22)	$23.01	5.93%
2009(d)	20.00	.13		1.79	1.92	—	—	—	21.92	9.60
Class C (12/08)
2010(e)	21.82	—	**	1.22	1.22	(.07)	—	(.07)	22.97	5.55
2009(d)	20.00	.05		1.77	1.82	—	—	—	21.82	9.10
Class R3 (12/08)
2010(e)	21.89	.06		1.22	1.28	(.17)	—	(.17)	23.00	5.80
2009(d)	20.00	.10		1.79	1.89	—	—	—	21.89	9.45
Class I (12/08)
2010(e)	21.95	.12		1.24	1.36	(.28)	—	(.28)	23.03	6.11
2009(d)	20.00	.16		1.79	1.95	—	—	—	21.95	9.75

68	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$288	2.08	%*	(.05	)%*	1.24	%*	.78	%*	15%
274	5.70	*	(3.31	)*	1.25	*	1.14	*	16

287	2.82	*	(.80	)*	1.99	*	.03	*	15
273	6.45	*	(4.06	)*	2.00	*	.39	*	16

287	2.33	*	(.30	)*	1.49	*	.53	*	15
274	5.95	*	(3.56	)*	1.50	*	.89	*	16

288	1.83	*	.19	*	.99	*	1.03	*	15
274	5.45	*	(3.06	)*	1.00	*	1.39	*	16

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(e)	For the six months ended January 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GLOBAL EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (4/09)
2010(e)	$24.15	$(.04)	$1.78	$1.74	$—	$(1.60)	$(1.60)	$24.29	6.86%
2009(d)	20.00	.03	4.12	4.15	—	—	—	24.15	20.75
Class C (4/09)
2010(e)	24.10	(.14)	1.78	1.64	—	(1.60)	(1.60)	24.14	6.45
2009(d)	20.00	(.01)	4.11	4.10	—	—	—	24.10	20.50
Class R3 (4/09)
2010(e)	24.14	(.07)	1.77	1.70	—	(1.60)	(1.60)	24.24	6.74
2009(d)	20.00	.02	4.12	4.14	—	—	—	24.14	20.65
Class I (4/09)
2010(e)	24.17	(.01)	1.78	1.77	—	(1.60)	(1.60)	24.34	6.98
2009(d)	20.00	.05	4.12	4.17	—	—	—	24.17	20.85

70	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$323	3.53	%*	(2.41	)%*	1.44	%*	(.32	)%*	76%
302	5.88	*	(3.91	)*	1.45	*	.53	*	37

321	4.28	*	(3.16	)*	2.19	*	(1.07	)*	76
301	6.64	*	(4.66	)*	2.20	*	(.23	)*	37

322	3.78	*	(2.66	)*	1.69	*	(.57	)*	76
302	6.14	*	(4.16	)*	1.70	*	.28	*	37

323	3.28	*	(2.16	)*	1.19	*	(.07	)*	76
302	5.64	*	(3.66	)*	1.20	*	.78	*	37

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	For the six months ended January 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA INTERNATIONAL EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (4/09)
2010(e)	$25.09	$(.08)	$2.47	$2.39	$—	$(2.40)	$(2.40)	$25.08	9.27%
2009(d)	20.00	.07	5.02	5.09	—	—	—	25.09	25.35
Class C (4/09)
2010(e)	25.04	(.18)	2.46	2.28	—	(2.40)	(2.40)	24.92	8.84
2009(d)	20.00	.03	5.01	5.04	—	—	—	25.04	25.10
Class R3 (4/09)
2010(e)	25.08	(.12)	2.46	2.34	—	(2.40)	(2.40)	25.02	9.11
2009(d)	20.00	.06	5.02	5.08	—	—	—	25.08	25.25
Class I (4/09)
2010(e)	25.11	(.05)	2.47	2.42	—	(2.40)	(2.40)	25.13	9.39
2009(d)	20.00	.08	5.03	5.11	—	—	—	25.11	25.45

72	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$342	3.88	%*	(3.05	)%*	1.44	%*	(.60	)%*	106%
314	6.07	*	(3.41	)*	1.45	*	1.22	*	49

340	4.63	*	(3.80	)*	2.19	*	(1.35	)*	106
313	6.82	*	(4.16	)*	2.20	*	.46	*	49

342	4.13	*	(3.30	)*	1.69	*	(.85	)*	106
313	6.33	*	(3.66	)*	1.70	*	.97	*	49

343	3.63	*	(2.80	)*	1.19	*	(.35	)*	106
314	5.83	*	(3.30	)*	1.20	*	1.33	*	49

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	For the six months ended January 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH PLUS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2010(f)	$22.20	$(.04)	$1.36	$1.32	$—	$—	$—	$23.52	5.95%
2009(e)	20.00	(.04)	2.24	2.20	—	—	—	22.20	11.00
Class C (12/08)
2010(f)	22.10	(.13)	1.36	1.23	—	—	—	23.33	5.57
2009(e)	20.00	(.13)	2.23	2.10	—	—	—	22.10	10.50
Class R3 (12/08)
2010(f)	22.16	(.07)	1.37	1.30	—	—	—	23.46	5.82
2009(e)	20.00	(.07)	2.23	2.16	—	—	—	22.16	10.85
Class I (12/08)
2010(f)	22.23	(.01)	1.36	1.35	—	—	—	23.58	6.07
2009(e)	20.00	(.01)	2.24	2.23	—	—	—	22.23	11.15

74	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Ending Net Assets (000)	Expenses(d)		Net Investment Income (Loss)		Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$294	3.30	%*	(1.56	)%*	2.07	%*	(.33	)%*	38%
277	6.57	*	(4.72	)*	2.22	*	(.36	)*	63

292	4.05	*	(2.31	)*	2.82	*	(1.07	)*	38
276	7.32	*	(5.46	)*	2.97	*	(1.11	)*	63

293	3.55	*	(1.81	)*	2.32	*	(.58	)*	38
277	6.82	*	(4.96	)*	2.47	*	(.61	)*	63

295	3.05	*	(1.31	)*	1.82	*	(.08	)*	38
278	6.32	*	(4.46	)*	1.97	*	(.11	)*	63

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Each ratio includes the effect of the dividend expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividend Expense on Securities Sold Short to Average Net Assets		Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31:
2010(f)	.34%*	.14%*
2009(e)	.50%*	.12%*

(e)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

TRADEWINDS JAPAN
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2010(e)	$21.09	$.03		$.04	$.07	$(.17)	$(.20)	$(.37)	$20.79	.36%
2009(d)	20.00	.10		.99	1.09	—	—	—	21.09	5.45
Class C (12/08)
2010(e)	20.99	(.05)		.05	—	(.02)	(.20)	(.22)	20.77	.01
2009(d)	20.00	.02		.97	.99	—	—	—	20.99	4.95
Class R3 (12/08)
2010(e)	21.06	—	**	.04	.04	(.12)	(.20)	(.32)	20.78	.21
2009(d)	20.00	.07		.99	1.06	—	—	—	21.06	5.30
Class I (12/08)
2010(e)	21.12	.05		.04	.09	(.22)	(.20)	(.42)	20.79	.46
2009(d)	20.00	.08		1.04	1.12	—	—	—	21.12	5.60

76	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$260	2.90	%*	(1.17	)%*	1.49	%*	.24	%*	7%
264	2.95	*	(.55	)*	1.50	*	.90	*	23

260	3.65	*	(1.92	)*	2.24	*	(.51	)*	7
262	3.70	*	(1.29	)*	2.25	*	.15	*	23

260	3.15	*	(1.42	)*	1.74	*	(.01	)*	7
263	3.20	*	(.80	)*	1.75	*	.65	*	23

3,480	2.65	*	(.92	)*	1.24	*	.49	*	7
3,534	2.67	*	(.69	)*	1.25	*	.74	*	23

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(e)	For the six months ended January 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	77

Notes

78	Nuveen Investments

Notes

Nuveen Investments	79

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Competitive Short: Taking long and short equity positions either within the same industry or across different industries. For example, this might involve taking a long position in a computer maker and a short position in another computer maker. Similarly, it might involve taking a long position in an airline and a short position in a railroad.

Cover Short (also known as a Short Cover): Buying stock to close out a previously established short position.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Short Position: A security the Fund does not own but has sold short through the delivery of a borrowed security to the borrower.

80	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	81

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $145 billion of assets on December 31, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SBTW-0110P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

January 31, 2010

Nuveen Winslow Large-Cap Growth Fund

LIFE IS COMPLEX.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The global economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The largest source of economic uncertainty is the potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion carried out to deal with the financial and economic crisis of 2008. Consequently, the implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board and Lead Independent Director

March 25, 2010

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Winslow Large Cap Growth Fund features management by Winslow Capital Management, Inc., an affiliate of Nuveen Investments, Inc. Clark Winslow, Winslow’s chief executive officer, Justin H. Kelly, CFA, and R. Bart Wear, CFA, serve as portfolio managers for the Fund. Here they talk about the key investment strategies and performance of the Fund for the six-month period ending January 31, 2010.

How did the Fund perform during period from inception through January 31, 2010?

The table on page three provides performance information for the Fund (Class A Shares at net asset value) for the six-month period ending January 31, 2010. The table also compares the Fund’s performance to certain indexes. A more detailed account of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

Class A Shares at net asset value had positive returns for the reporting period, but underperformed both of its comparative indexes for the six-month period ending January 31, 2010. The Class A Shares at NAV have outperformed the Russell 1000 Growth since inception.

We believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings growth rate for an issue is also important in selecting a stock. Our focus is on companies that we believe can deliver attractive future annual earnings growth, with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is conducted internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information — whether that source is directly from a company, its suppliers or its competitors.

Over the six-month period, the Fund’s underperformance relative to its indexes was largely due to its relative overweight in the financial sector, compounded by specific stock selections within that sector. In addition, our underweight position in the top performing health care sector contributed to the Fund’s underperformance relative to its comparative indexes.

2	Nuveen Investments

*	Since inception returns for the Nuveen Winslow Large Cap Fund and the Lipper Large Cap Growth Fund Index are as of 5/15/09; since inception return for the Russell 1000 Growth Index is from 5/31/09.

1	The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Looking at some specific holdings, QUALCOMM in the technology sector detracted the most from overall performance. Materials sector holding Monsanto Co. and CVS Caremark in the consumer staples sector also posted disappointing returns.

Positively impacting performance was our overweight in the information technology sector, as well as our stock selection in this sector. Cognizant Technology Solutions, Visa, and Google Inc. were all strong performers, and all in the Fund’s top ten holdings by weight for the time period. Our consumer discretionary sector, though underweighted, also performed favorably relative to the index. Priceline.com was a strong contributor.

We made several portfolio adjustments during the period. We purchased Costco based on optimism for comparable same-store sales and margin, using funds generated by our sale of WalMart. We also bought Schlumberger, as we saw oil related capital spending set to rise, and sold Weatherford International. We bought Cliffs National Resources in an effort to take advantage of tight iron ore and met coal markets, shifting out of Peabody Energy. We bought Occidental Petroleum, which saw some significant new discoveries with low development costs, and sold Petrohawk Energy.

We bought Invesco based on expected higher earnings per share and cash flow estimates resulting from the Van Kampen acquisition. Lastly, we bought Lam Research in a robust semi cap equipment cycle.

In addition to the sales already noted, we also exited Best Buy due to secular margin pressure concerns. CVS Caremark was sold due to what we saw as a lack of management execution in the pharmacy benefits management business. Illumina was sold in the wake of slowing demand due to a product cycle gap and St. Jude Medical was sold due to a halt in share gains and increased price pressure. AEOCOM was sold with the expectation that disappointing organic growth would continue in the near term. McCafee and America Movil were sold due to valuation concerns after recording large price increases.

Class A Shares

Cumulative Total Returns as of 1/31/10

	6-Month	Since inception*
Nuveen Winslow Large Cap Growth Equity Fund
A Shares at NAV	7.55%	22.44%
A Shares at Offer	1.36%	15.40%
Lipper Large-Cap Growth Funds Index[1]	8.65%	23.38%
Russell 1000 Growth Index[2]	9.85%	18.97%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 5.75% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The Fund’s return reflects a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see p. 16 of this report for more information. In addition, the Fund’s return also may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	3

Fund Spotlight as of 1/31/10 Nuveen Winslow Large-Cap Growth Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NWCAX	N/A	NWCRX	NVLIX
NAV	$24.33	$24.20	$24.28	$24.37
Latest Capital Gain Distribution[1]	$.1656	$.1656	$.1656	$.1656
Inception Date	5/15/09	5/15/09	5/15/09	5/15/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 1/31/10

A Shares	NAV	Offer
Since Inception	22.44%	15.40%

C Shares	NAV
Since Inception	21.79%

R3 Shares	NAV
Since Inception	22.19%

I Shares	NAV
Since Inception	22.64%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.07%	1.05%	7/31/09
Class C	N/A	N/A	N/A
Class R3	4.33%	1.30%	7/31/09
Class I	2.69%	0.80%	7/31/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012.

Cumulative Total Returns as of 12/31/09

A Shares	NAV	Offer
Since Inception	31.10%	23.56%

C Shares	NAV
Since Inception	30.50%

R3 Shares	NAV
Since Inception	30.90%

I Shares	NAV
Since Inception	31.30%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	5,564
Number of Common Stocks	61

Top Five Common Stock Holdings[2]
Apple, Inc.	4.2%
Visa Inc.	3.5%
Medco Health Solution, Inc.	3.4%
Google Inc.	3.3%
Hewlett-Packard Company	3.2%

1	Paid December 16, 2009.

2	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

N/A	Class C Shares are currently not publically available.

4	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Winslow Large-Cap Growth Fund

Industries[1]
IT Services	9.9%
Computers & Peripherals	8.5%
Internet Software & Services	6.3%
Communications Equipment	6.0%
Capital Markets	5.7%
Oil, Gas & Consumable Fuels	5.6%
Internet & Catalog Retail	4.9%
Software	4.5%
Diversified Financial Services	3.7%
Health Care Providers & Services	3.4%
Machinery	3.3%
Health Care Equipment & Supplies	3.0%
Semiconductors & Equipment	2.8%
Biotechnology	2.7%
Chemicals	2.6%
Pharmaceuticals	2.6%
Road & Rail	2.4%
Short-Term Investments	4.2%
Other	17.9%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,075.50	$1,071.60	$1,074.20	$1,076.70	$1,019.96	$1,016.18	$1,018.70	$1,021.22
Expenses Incurred During Period	$5.44	$9.35	$6.74	$4.14	$5.30	$9.10	$6.56	$4.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.79%, 1.29% and 0.79% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	5

Portfolio of Investments (Unaudited)

Nuveen Winslow Large-Cap Growth Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 94.8%

	Aerospace & Defense – 2.0%

1,610	United Technologies Corporation	$108,643
	Air Freight & Logistics – 0.9%

875	C.H. Robinson Worldwide, Inc.	49,551
	Beverages – 1.0%

950	PepsiCo, Inc.	56,639
	Biotechnology – 2.6%

1,445	Celgene Corporation, (2)	82,047

1,345	Gilead Sciences, Inc., (2)	64,923
	Total Biotechnology	146,970
	Capital Markets – 5.6%

430	BlackRock Inc.	91,943

3,020	Charles Schwab Corporation	55,236

810	Goldman Sachs Group, Inc.	120,463

2,400	Invesco LTD	46,320
	Total Capital Markets	313,962
	Chemicals – 2.6%

1,145	Ecolab Inc.	50,266

1,245	Monsanto Company	94,471
	Total Chemicals	144,737
	Communications Equipment – 6.0%

6,400	Cisco Systems, Inc., (2)	143,808

3,445	Juniper Networks Inc., (2)	85,539

2,605	QUALCOMM, Inc.	102,090
	Total Communications Equipment	331,437
	Computers & Peripherals – 8.4%

1,210	Apple, Inc., (2)	232,461

3,770	Hewlett-Packard Company	177,454

470	International Business Machines Corporation (IBM)	57,523
	Total Computers & Peripherals	467,438
	Diversified Financial Services – 3.6%

510	Intercontinental Exchange, Inc., (2)	48,695

3,950	JPMorgan Chase & Co.	153,813
	Total Diversified Financial Services	202,508
	Electrical Equipment – 1.0%

3,200	ABB Limited, ADR, (2)	57,696
	Energy Equipment & Services – 2.1%

910	FMC Technologies Inc., (2)	48,385

1,045	Schlumberger Limited	66,316
	Total Energy Equipment & Services	114,701
	Food & Staples Retailing – 2.4%

1,310	Costco Wholesale Corporation	75,233

1,555	Walgreen Co.	56,058
	Total Food & Staples Retailing	131,291

6	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 2.9%

2,165	Baxter International, Inc.	$124,682

1,100	Mindray Medical International Limited, ADR	38,357
	Total Health Care Equipment & Supplies	163,039
	Health Care Providers & Services – 3.4%

3,080	Medco Health Solutions, Inc., (2)	189,358
	Hotels, Restaurants & Leisure – 1.0%

1,690	Carnival Corporation, (2)	56,328
	Internet & Catalog Retail – 4.8%

725	Amazon.com, Inc., (2)	90,922

1,905	Expedia, Inc., (2)	40,786

700	Priceline.com Incorporated, (2)	136,745
	Total Internet & Catalog Retail	268,453
	Internet Software & Services – 6.2%

165	Baidu.com, Inc., Sponsored ADR, (2)	67,932

985	Equinix Inc., (2)	94,787

345	Google Inc., Class A, (2)	182,650
	Total Internet Software & Services	345,369
	IT Services – 9.8%

1,670	Accenture Limited	68,453

3,970	Cognizant Technology Solutions Corporation, Class A, (2)	173,330

325	MasterCard, Inc.	81,218

2,320	Visa Inc.	190,310

1,815	Western Union Company	33,650
	Total IT Services	546,961
	Machinery – 3.3%

1,830	Danaher Corporation	130,571

1,050	Deere & Company	52,448
	Total Machinery	183,019
	Metals & Mining – 1.8%

1,350	Cliffs Natural Resources Inc.	53,933

730	Freeport-McMoRan Copper & Gold, Inc., (2)	48,684
	Total Metals & Mining	102,617
	Multiline Retail – 2.3%

1,345	Kohl’s Corporation, (2)	67,748

1,210	Target Corporation	62,037
	Total Multiline Retail	129,785
	Oil, Gas & Consumable Fuels – 5.5%

680	Occidental Petroleum Corporation	53,271

1,295	Petroleo Brasileiro, Sponsored ADR	52,538

3,385	Southwestern Energy Company, (2)	145,149

1,800	Suncor Energy, Inc.	56,970
	Total Oil, Gas & Consumable Fuels	307,928
	Pharmaceuticals – 2.6%

2,505	Teva Pharmaceutical Industries Limited, Sponsored ADR	142,084

Nuveen Investments	7

Portfolio of Investments (Unaudited)

Nuveen Winslow Large-Cap Growth Fund (continued)

January 31, 2010

Shares	Description (1)			Value

	Road & Rail – 2.4%

2,185	Union Pacific Corporation			$132,193
	Semiconductors & Equipment – 2.8%

1,555	Lam Research Corporation, (2)			51,331

1,600	Linear Technology Corporation			41,760

3,545	Marvell Technology Group Ltd., (2)			61,789
	Total Semiconductors & Equipment			154,880
	Software – 4.5%

1,670	Adobe Systems Incorporated, (2)			53,941

3,235	Microsoft Corporation			91,162

4,520	Oracle Corporation			104,231
	Total Software			249,334
	Specialty Retail – 1.9%

1,385	O’Reilly Automotive Inc., (2)			52,353

1,700	Urban Outfitters, Inc., (2)			53,669
	Total Specialty Retail			106,022
	Trading Companies & Distributors – 0.6%

650	Fastenal Company			26,962
	Wireless Telecommunication Services – 0.8%

1,015	American Tower Corporation, (2)			43,087
	Total Common Stocks (cost $4,563,865)			5,272,992

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.1%

$229	Repurchase Agreement with State Street Bank, dated 1/29/2010, repurchase price $228,971, collateralized by $235,000 U.S. Treasury Bills, 0.000%, due 7/15/10, value $234,859	0.010%	2/01/10	$228,971
	Total Short-Term Investments (cost $228,971)			228,971
	Total Investments (cost $4,792,836) – 98.9%			5,501,963
	Other Assets Less Liabilities – 1.1%			62,019
	Net Assets – 100%			$5,563,982

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

8	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

January 31, 2010

Assets
Investments, at value (cost $4,792,836)	$5,501,963
Receivables:
Dividends	1,025
Investments sold	110,402
Shares sold	36,531
Total assets	5,649,921
Liabilities
Payable:
Investments purchased	66,881
Shares redeemed	5,000
Accrued expenses:
Management fees	4,907
12b-1 distribution and service fees	481
Other	8,670
Total liabilities	85,939
Net assets	$5,563,982
Class A Shares
Net assets	$304,087
Shares outstanding	12,500
Net asset value per share	$24.33
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$25.81
Class C Shares (1)
Net assets	$302,447
Shares outstanding	12,500
Net asset value and offering price per share	$24.20
Class R3 Shares
Net assets	$303,540
Shares outstanding	12,500
Net asset value and offering price per share	$24.28
Class I Shares
Net assets	$4,653,908
Shares outstanding	190,975
Net asset value and offering price per share	$24.37
Net Assets Consist of:
Capital paid-in	$4,815,112
Undistributed net investment income (loss)	(5,962)
Accumulated net realized gain (loss) from investments and foreign currency	45,705
Net unrealized appreciation (depreciation) of investments and foreign currency	709,127
Net assets	$5,563,982

(1) Class C Shares are currently not publically available.

See accompanying notes to financial statements.

Nuveen Investments	9

Statement of Operations (Unaudited)

Six Months Ended January 31, 2010

Dividend and Interest Income (net of foreign tax withheld of $291)	$17,702
Expenses
Management fees	19,600
12b-1 service fees – Class A	390
12b-1 distribution and service fees – Class C	1,554
12b-1 distribution and service fees – Class R3	779
Shareholders’ servicing agent fees and expenses	219
Custodian’s fees and expenses	7,054
Trustees’ fees and expenses	52
Professional fees	5,721
Shareholders’ reports – printing and mailing expenses	3,677
Federal and state registration fees	5,610
Other expenses	1,012
Total expenses before custodian fee credit and expense reimbursement	45,668
Custodian fee credit	(4)
Expense reimbursement	(22,000)
Net expenses	23,664
Net investment income (loss)	(5,962)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	85,073
Change in net unrealized appreciation (depreciation) of investments and foreign currency	255,872
Net realized and unrealized gain (loss)	340,945
Net increase (decrease) in net assets from operations	$334,983

See accompanying notes to financial statements.

10	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 1/31/10	For the Period 5/15/09 (commencement of operations) through 7/31/09
Operations
Net investment income (loss)	$(5,962)	$(2,011)
Net realized gain (loss) from investments and foreign currency	85,073	(3,285)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	255,872	453,255
Net increase (decrease) in net assets from operations	334,983	447,959
Distributions to Shareholders
From accumulated net realized gains:
Class A	(2,070)	—
Class C	(2,070)	—
Class R3	(2,070)	—
Class I	(29,872)	—
Decrease in net assets from distributions to shareholders	(36,082)	—
Fund Share Transactions
Proceeds from sale of shares	745,420	4,269,727
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,305	—
	748,725	4,269,727
Cost of shares redeemed	(171,330)	(30,000)
Net increase (decrease) in net assets from Fund share transactions	577,395	4,239,727
Net increase (decrease) in net assets	876,296	4,687,686
Net assets at the beginning of period	4,687,686	—
Net assets at the end of period	$5,563,982	$4,687,686
Undistributed net investment income (loss) at the end of period	$(5,962)	$—

See accompanying notes to financial statements.

Nuveen Investments	11

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (“the Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997. The Fund commenced operations on May 15, 2009.

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12	Nuveen Investments

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of up to 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Derivative Instruments

The Fund is authorized to invest in futures, options, swaps, and other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not invest in any such investments during the six months ended January 31, 2010.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	13

Notes to Financial Statements (Unaudited) (continued)

2. Fair Value Measurements

In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,272,992	$—	$—	$5,272,992
Short-Term Investments	228,971	—	—	228,971
Total	$5,501,963	$—	$—	$5,501,963

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended January 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/10		For the Period 5/15/09 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	29,668	745,420	169,793	3,519,727
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	130	3,305	—	—
	29,798	748,725	207,293	4,269,727
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(7,190)	(171,330)	(1,426)	(30,000)
	(7,190)	(171,330)	(1,426)	(30,000)
Net increase (decrease)	22,608	$577,395	205,867	$4,239,727

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2010, aggregated $2,064,732 and $1,776,367, respectively.

14	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At January 31, 2010, the cost of investments was $4,793,347.

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2010, were as follows:

Gross unrealized:
Appreciation	$771,184
Depreciation	(62,568)
Net unrealized appreciation (depreciation) of investments	$708,616

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2009, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

For the Period May 15, 2009 (commencement of operations) through July 31, 2009
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer net realized losses from investments incurred from May 15, 2009 (commencement of operations) through July 31, 2009, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $2,775 are treated as having arisen on the first day of the current fiscal year.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

Nuveen Investments	15

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Net Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of January 31, 2010, the complex-level fee rate was .1881%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Winslow Capital Management, Inc. (“Winslow Capital”), a subsidiary of Nuveen. Winslow Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.80% (1.25% after November 30, 2012) of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2010, Nuveen owned 12,500 shares of each share class of the Fund.

8. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

16	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period: Class (Commencement Date)

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (5/09)
2010(d)	$22.76	$(.05)	$1.79	$1.74	$—	$(.17)	$(.17)	$24.33
2009(e)	20.00	(.01)	2.77	2.76	—	—	—	22.76
Class C (5/09)
2010(d)	22.73	(.14)	1.78	1.64	—	(.17)	(.17)	24.20
2009(e)	20.00	(.05)	2.78	2.73	—	—	—	22.73
Class R3 (5/09)
2010(d)	22.75	(.08)	1.78	1.70	—	(.17)	(.17)	24.28
2009(e)	20.00	(.02)	2.77	2.75	—	—	—	22.75
Class I (5/09)
2010(d)	22.78	(.02)	1.78	1.76	—	(.17)	(.17)	24.37
2009(e)	20.00	(.01)	2.79	2.78	—	—	—	22.78

18	Nuveen Investments

Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

7.55%	$304	1.88	%*	(1.21	)%*	1.04	%*	(.36	)%*	35%
13.85	285	4.07	*	(3.32	)*	1.05	*	(.29	)*	8

7.16	302	2.63	*	(1.96	)*	1.79	*	(1.11	)*	35
13.65	284	4.82	*	(4.07	)*	1.80	*	(1.04	)*	8

7.42	304	2.13	*	(1.46	)*	1.29	*	(.61	)*	35
13.75	284	4.33	*	(3.57	)*	1.30	*	(.54	)*	8

7.67	4,654	1.62	*	(.95	)*	.79	*	(.12	)*	35
13.90	3,835	2.69	*	(2.13	)*	.80	*	(.23	)*	8

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2010.
(e)	For the period May 15, 2009 (commencement of operations) through July 31,2009.

See accompanying notes to financial statements.

Nuveen Investments	19

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

20	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Winslow Capital Management, Inc.

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	21

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $145 billion of assets on December 31, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-WINSL-0110P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

January 31, 2010

Nuveen Tradewinds Emerging Markets Fund	Nuveen Tradewinds Global All-Cap Fund	Nuveen Tradewinds Global All-Cap Plus Fund	Nuveen Tradewinds Global Resources Fund	Nuveen Tradewinds International Value Fund

LIFE IS COMPLEX.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The global economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The largest source of economic uncertainty is the potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion carried out to deal with the financial and economic crisis of 2008. Consequently, the implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board and Lead Independent Director

March 25, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund, Nuveen Tradewinds Global All-Cap Plus Fund, Nuveen Tradewinds Global Resources Fund, and Nuveen Tradewinds International Value Fund all feature portfolio management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments, Inc.

Emily Alejos, CFA, and Michael Hart, CFA, are the portfolio managers for the Emerging Markets Fund. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Global All-Cap and Global All-Cap Plus Funds. Dave, Alberto Jimenez Crespo and Gregory Padilla manage the Global Resources Fund. Alberto and Peter Boardman manage the International Value Fund. In the following discussion, the portfolio managers discuss their management strategies and the performance of the Funds during the six-month period ended January 31, 2010.

How did the Funds perform during the six-month period ended January 31, 2010?

The tables on pages 11 and 12 provide performance information for the Funds (Class A Shares at net asset value) for various time periods ended January 31, 2010. The tables also compare each Fund’s performance to certain benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Nuveen Tradewinds Emerging Markets Fund Class A Shares at net asset value outperformed each of the comparative indexes for the six-month period ending January 31, 2010.

The Fund’s investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of value securities from emerging markets. Our basic investment philosophy focuses on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt and other fixed-income securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Over this reporting period, the Fund outperformed relative to the MSCI index in almost every sector as a result of our allocation and/or stock selection process. The Fund’s return

2	Nuveen Investments

was hindered on a relative basis by its lack of exposure to the information technology sector. The Fund was underweight versus the benchmark in the financials and industrials sectors, yet the Fund’s holdings in these sectors outperformed relative to the benchmark. The Fund’s Brazilian, Chinese and South African holdings represented the three largest country weightings.

The top contributor to performance this period was Ivanhoe Mines Limited, an international mining company with operations focused in Central Asia and the Asia Pacific region. The company jointly owns one of the largest undeveloped copper resources, the Oyu Tolgoi copper and gold deposit in Mongolia, with Rio Tinto PLC. On October 15, 2009, Ivanhoe announced the signing of the investment agreement with the Mongolian Government, which represents the final building block needed to complete the construction of the first stage of the Oyu Tolgoi mine.

Universal Robina Corp., one of the largest branded consumer food companies in the Philippines with a growing presence in other Asian markets, was also a top contributor to performance. Share price appreciated due to the company’s strong operating performance, improved margins and increased sales growth. Profits were better than expected for its international business, where it reported a positive fourth quarter after many quarters of negative returns.

Cresud Inc. was another lead contributor from the consumer staples sector. The company operates in Argentina and Brazil, and its principal activities are raising beef cattle, producing milk and growing crops. The stock performed well as Argentina recovered from one of the worst droughts in decades. Cresud’s agribusiness volumes and yields are expected to be substantially higher this year, with stable grain prices and overall margins improving. In addition, this company is an attractive vehicle for investors desiring to invest in South American land.

China Unicom (Hong Kong) Limited, a Chinese cellular and wireline services provider, was the worst performer this period. Macroeconomic concerns about consumer spending and interest rates in China weakened share prices. In addition, a large net profit decline was observed in 2009. We remain optimistic about the company, given China Unicom’s 3G launch in 2009 which helped to narrow the subscriber gap with rival China Mobile. This gap continued to narrow in January 2010, with customer additions reported to be 58.6% higher than the pre-3G monthly subscriber average between January and September 2009.

Another laggard this period was First Uranium Corp. The company extracts and refines gold ore in South Africa and has also recently become an emerging uranium producer. The market reacted negatively to the North West Provincial Government’s Department of Agriculture, Conservation, Environment and Rural Development decision to withdraw the company’s environmental authorization for a new storage facility treating uranium-rich gold tailings.

Chinese coal-fired power plant operator Huaneng Power International Inc. was another poor performer. Unlike its peers, Huaneng has not made significant investments in coal mine development projects, which creates volatility in the company’s earnings due to recent coal supply shortages and higher market prices. The market reacted negatively to the firm’s inability to pass through coal price volatility due to heavy government intervention.

Nuveen Investments	3

Nuveen Tradewinds Global All-Cap Fund

Class A Shares at net asset value for the Nuveen Tradewinds Global All-Cap Fund outperformed each of the comparative indexes for the six-month period ended January 31, 2010.

Over this reporting period, the Fund continued to pursue its investment strategy of providing long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Much of the Fund’s relative outperformance versus the MSCI index for the period was due to its materials and consumer staples sector holdings, while the Fund’s return was most impaired by its consumer discretionary and industrials sector holdings. As a result of our bottom-up focused investment process, the Fund remained significantly overweight in the materials and underweight in the financials sectors. The Fund’s investments were diversified among 21 developed and emerging market countries throughout the period.

Two of the period’s top absolute performers were from the materials sector. Canadian-based gold mining company Gabriel Resources Limited was the Fund’s top contributor to performance during the period. The company owns 80% of the Rosia Montana Project, one of the largest undeveloped gold projects in the world. In November, the company announced the addition of a major shareholder, and the news significantly lifted the company’s stock price. The market thinks that the mining industry and regional expertise of the new investor will help with the Romanian government permits needed to develop the Rosia Montana mine. Lihir Gold Limited, a gold producer in the Australasian region, also was among the best contributors to performance. Investors reacted positively to the discovery of new reserves at the company’s Lihir Island gold mining operations accompanied by an improvement in the project’s economics.

In the consumer staples sector, Marine Harvest was the Fund’s largest contributor to performance during the period. Marine Harvest is a fully integrated, Norwegian-based salmon fish farming company with a 25% global market share and operations in twenty countries. Strong share performance was due in part to tight salmon supply and robust demand, which led to strong European salmon prices.

Pharmaceutical firm Sanofi-Aventis S.A. also was a top contributor. The French firm is engaged in research, production and distribution of pharmaceuticals products. Sanofi-Aventis benefited from being selected as one of the suppliers of H1N1 (also known as swine flu) vaccines. Sanofi also purchased the 50% stake in Merial from Merck that it did not own, making Sanofi now number two in market share globally in Animal Health. Finally, management has said it expects further cost cutting in research and development spending

4	Nuveen Investments

and elsewhere to boost 2011 earnings per share, in an attempt to ensure that the company will manage successfully through the “cliff” period when its Plavix patent expires.

Brazilian electric utility Centrais Eletricas Brasileira SA was another top performer. After lagging its Brazilian peers significantly through early 2009, the stock’s performance caught up this period. Its earlier underperformance was due to Brazilian real appreciation against the United States dollar, which diminished the value of the U.S. dollar-based receivables from the Itaipu Hydroelectric Power Plant, a bi-national undertaking run by Brazil and Paraguay located on the border between those countries.

Minara Resources Limited, Western Australia’s second largest nickel producer and among the top ten in the world by nominal capacity, was the position that detracted the most from Fund performance during the six-month period. Investors have been worried about a decline in the price of nickel and Minara’s share price declined. However, the company is in a net cash position and operations are running in line with our expectations, so we do not believe that its intrinsic value has changed.

Sumitomo Osaka Cement, sold from the portfolio in February 2009 and repurchased in late September, also was a significant detractor from performance during the reporting period. One of Japan’s leading cement producers, the company’s share price continued to decline from its 2009 peak in March, primarily due to a decline in domestic cement demand. As the Japanese cement sector consolidates, we expect Sumitomo Osaka Cement to increase its market share in the industry and benefit from decreased competition. Currently, we also believe the company’s shares are attractively valued.

ERG S.p.A., an Italian energy company with refining, retail, gas and power businesses, was down slightly for the period, although in-line with most of the global refining sector. Rising oil prices and stable end-product prices resulted in falling profit margins for the fourth quarter of 2009. We continue to believe that market prices are reflecting overly pessimistic normalized profit margins for ERG’s refining business and believe that the company’s growing wind power and marketing businesses continue to be mispriced by the market.

Industrials sector holding Toppan Printing Company, headquartered in Tokyo, Japan, is engaged in the printing, packaging and electronic industries. During the period, its share price was a detractor for the portfolio despite positive earnings trends. The company is one of the leading players in the Japanese publications and commercial printing markets, and in the field of electronics it vies for the top spot for LCD color filters and IC photomasks with Dai Nippon Printing. In the first half of the company’s current fiscal year (April-September), revenues and earnings showed signs of recovery especially with stronger global demand for LCD TVs and Notebook computers. The company also benefitted from its packaging business despite the economic downturn. However, in contrast, there are a few signs of a bottom in its publishing and printing operations. We still like the company given what we believe to be its low valuations and future potential, such as using its LCD technology for expanding into new products, like solar equipment.

Areva S.A., which produces concentrated uranium and metallic fuel, and engineers and constructs nuclear power plants, also detracted from performance. The problems with building its new reactor in Finland continue and the loss of a big contract in the Middle

Nuveen Investments	5

East (which was won by the South Korean consortium led by Kepco) was an embarrassment for the French State companies. There are also uncertainties in how they are going to fund their aggressive capital expenditure program. The sale of the transmission business was seen as a negative as the government apparently did not accept bids from foreign companies

Nuveen Tradewinds Global All-Cap Plus Fund

Class A Shares at net asset value for the Nuveen Tradewinds Global All-Cap Plus Fund outperformed each of the comparative indexes for the six-month period ending January 31, 2010.

The Fund’s objective is to provide long-term capital appreciation by investing in securities selected using an opportunistic, value-oriented process. The “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform.

Much of the Fund’s relative outperformance versus the indexes for the period was due to its materials and utilities sector holdings, while the Fund’s return was most impaired by its consumer discretionary and industrials sector holdings. As a result of our bottom-up focused investment process, the Fund remained significantly overweight in the materials and underweight in the financials sectors. The Fund’s investments were diversified among 21 developed and emerging market countries throughout the period.

Among the Fund’s long equity positions, Lihir Gold Limited, a gold producer in the Australasian region, was the best contributor to performance. Investors reacted positively to the discovery of new reserves at the company’s Lihir Island gold mining operations, accompanied by an improvement in the project’s economics.

In the consumer staples sector, Marine Harvest was one of the Fund’s largest positive contributors to performance during the period. Marine Harvest is a fully integrated, Norwegian-based salmon fish farming company with a 25% global market share and operations in 20 countries. Strong share performance was due in part to tight salmon supply and robust demand, which led to strong European salmon prices.

Brazilian electric utility Centrais Eletricas Brasileira SA was another top performer. After lagging its Brazilian peers significantly through early 2009, the stock’s performance caught up this period. Its earlier underperformance was due to the Brazilian real appreciation against the United States dollar, which diminished the value of the U.S. dollar-based receivables from the Itaipu Hydroelectric Power Plant, a bi-national undertaking run by Brazil and Paraguay located on the border between those countries.

Pharmaceutical firm Sanofi-Aventis S.A. also was a top contributor. The French firm is engaged in research, production and distribution of pharmaceuticals products. Sanofi-Aventis benefited from being selected as one of the suppliers of H1N1 (also known as swine flu) vaccines. Sanofi also purchased the 50% stake in Merial from Merck that it did not own, making Sanofi now number two in market share globally in Animal Health. Finally, management has said it expects further cost cutting in research and development spending and elsewhere to boost 2011 earnings per share, in an attempt to ensure that the company will manage successfully through the “cliff” period when its Plavix patent expires.

6	Nuveen Investments

Minara Resources Limited, Western Australia’s second largest nickel producer and among the top ten in the world by nominal capacity, was the position that detracted the most from Fund performance during the six-month period. Investors have been worried about a decline in the price of nickel and Minara’s share price declined. However, the company is in a net cash position and operations are running in line with our expectations, so we do not believe that its intrinsic value has changed.

Sumitomo Osaka Cement, sold from the portfolio in February 2009 and repurchased in late September, also was a significant detractor from performance during the reporting period. One of Japan’s leading cement producers, the company’s share price continued to decline from its 2009 peak in March, primarily due to a decline in domestic cement demand. As the Japanese cement sector consolidates, we expect Sumitomo Osaka Cement to increase its market share in the industry and benefit from decreased competition. Currently, we also believe the company’s shares are attractively valued.

ERG S.p.A., an Italian energy company with refining, retail, gas and power businesses, was down slightly for the period although in-line with most of the global refining sector. Rising oil prices and stable end-product prices resulted in falling profit margins for the fourth quarter of 2009. We continue to believe that the market is pricing in overly pessimistic normalized profit margins for ERG’s refining business and believe that the company’s growing wind power and marketing businesses continue to be mispriced by the market.

Industrials sector holding Toppan Printing Company, headquartered in Tokyo, Japan, is engaged in the printing, packaging and electronic industries. During the period, its share price was a detractor from performance despite positive earnings trends. The company is one of the leading players in the Japanese publications and commercial printing markets, and in the field of electronics it vies for the top spot for LCD color filters and IC photomasks with Dai Nippon Printing. In the first half of the company’s current fiscal year (April-September), revenues and earnings showed signs of recovery especially with stronger global demand for LCD TVs and Notebook computers. The company also benefitted from its packaging business despite the economic downturn. However, in contrast, there are a few signs of a bottom in its publishing and printing operations. We still like the company given what we believe to be its low valuations and future potential, such as using its LCD technology for expanding into new products, like solar equipment.

Areva S.A., which produces concentrated uranium and metallic fuel, and engineers and constructs nuclear power plants, also detracted from performance. The problems with building its new reactor in Finland continue and the loss of a big contract in the Middle East (which was won by the South Korean consortium led by Kepco) was an embarrassment for the French State companies. There are also uncertainties in how they are going to fund their aggressive capital expenditure program. The sale of the transmission business was seen as a negative as the government apparently did not accept bids from foreign companies.

When establishing and evaluating short positions, the Fund looks for structurally overvalued companies that trade at a premium to what we see to be their intrinsic value and for situations that we believe can be successful shorts regardless of market condition. Overall, the Fund’s short equity position detracted from performance for the period. Of

Nuveen Investments	7

the approximately 15 short equity positions established by the Fund, Strayer Education Incorporated contributed most to absolute performance. However, its gains were more than offset by a loss in the Chattem Incorporated position.

Nuveen Tradewinds Global Resources Fund

The Nuveen Tradewinds Global Resources Fund Class A Shares at net asset value outperformed the MSCI ACWI during the reporting period, but underperformed the Lipper Index and Market Benchmark.

The Fund continues to seek to provide long-term capital appreciation by investing in a global portfolio of securities focused on energy and natural resource companies and companies in associated businesses, as well as utilities. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. equity securities, and the Fund may invest up to 40% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Over this reporting period, the Fund’s energy sector holdings contributed the most to relative performance, although several materials sector positions were the Fund’s best individual contributors. The Fund’s significant underweight position in the industrials sector detracted from relative performance.

Canadian-based gold mining company Gabriel Resources Limited was the Fund’s top contributor to absolute performance. The company owns 80% of the Rosia Montana Project, one of the largest undeveloped gold projects in the world. In November, the company announced the addition of a major shareholder, and the news significantly lifted the company’s stock price. The market thinks that the mining industry and regional expertise of the new investor will help with the Romanian government permits needed to develop the Rosia Montana mine.

The Fund’s position in Ivanhoe Mines Limited also contributed significantly to performance. Ivanhoe Mines is an international mining company with operations focused in Central Asia and the Asia Pacific region and jointly owns one of the largest undeveloped copper resources, the Oyu Tolgoi copper and gold deposit in Mongolia, with Rio Tinto PLC. Favorable news included an announcement of the company’s budget and construction preparation of the Oyu Tolgoi project in early December and market forecasts for higher future copper prices.

Pioneer Natural Resources (PXD) is an independent oil and gas exploration and production (E&P) company. The Fund’s position contributed positively to performance, highlighted by an October announcement of a promising well test in the Texas Eagleford Shale formation area. In addition, PXD is an oil-levered E&P, a group that has been more in favor as of late given relatively higher oil prices.

Also benefiting performance was Eastern Platinum Limited, which holds interests in platinum projects located in the Republic of South Africa. The market was concerned that there might be a capital raising that would dilute existing shareholders. We believe management did the right thing by not issuing shares and stopping other development

8	Nuveen Investments

projects, which will cut capital expenditures aggressively. The price of platinum has continued to increase and the market rewarded the company’s shares accordingly.

The Fund’s biggest detractor from absolute performance in the period was First Uranium, an emerging, mid-tier, uranium/gold producer in South Africa. The environmental license for a new tailings storage facility to treat uranium-rich gold tailings was withdrawn by local authorities. As a result, there was significant uncertainty as to how much money the company needed to raise to survive.

Kinross Gold Corporation, a senior gold producer with operations located in the United States, Brazil, Chile and Russia, also significantly detracted from performance in the period. In November, the company reported disappointing third quarter results and lowered its 2009 guidance. Initial 2010 expectations are expected to be flat year-over-year, with lower production at higher costs. Nevertheless, we continue to believe in the company’s longer-term fundamentals and continued to hold a position in the Fund.

Minara Resources was another detractor from performance. The company is Western Australia’s second largest nickel producer and is among the top ten in the world by nominal capacity. Investors have been worried about a decline in the price of nickel and Minara’s share price has declined. However, the company is in a net cash position and operations are running in line with our expectations, so we do not believe that its intrinsic value has changed.

As mentioned earlier, the Fund’s industrial sector detracted the most from relative performance. While individual security performance within the sector was mixed, the Fund’s position in Areva S.A. was a significant detractor from performance. Areva S.A. produces concentrated uranium and metallic fuel, and engineers and constructs nuclear power plants. The problems with building its new reactor in Finland continue and the loss of a big contract in the Middle East (which was won by the South Korean consortium led by Kepco) was an embarrassment for the French State companies. There also are uncertainties in how they are going to fund their aggressive capital expenditure program. The sale of the transmission business was seen as a negative as the government apparently did not accept bids from foreign companies.

Nuveen Tradewinds International Value Fund

Class A Shares at net asset value for the Nuveen Tradewinds International Value Fund underperformed the comparative indexes for the six-month period ended January 31, 2010.

Over the six-month reporting period, our strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Nuveen Investments	9

While the Fund did underperform its benchmarks over the period, performance remained positive. The Fund’s underweight in the financial sector versus the benchmarks helped the return, as did our stock selection in the utilities sector. As one example, the Fund’s holdings in the Brazilian utility Centrais Eletricas Brasileiras did well. The company benefited from the passing of legislation which will subsidize its money-losing electricity ventures in the northern part of the country. United Utilities of the United Kingdom also appreciated considerably during the period due to a more favorable stance from the country’s regulator, decreasing future discounts on household water bills. Also positively contributing to performance were European holdings that included Siemens, Novartis and Sanofi-Aventis.

Detracting from performance was our stock selection within the materials sector. While materials companies performed generally well during the period, the Fund’s holdings, which tended to be comprised of precious metals companies, underperformed industrial metals companies. Kinross Gold of Canada was one of the Fund’s worst performers. The company’s guidance for 2010 production was negatively impacted by slower than expected ramp up in a Brazilian mine.

From a regional perspective, our Japanese holdings detracted from performance. Coca Cola West, the largest bottler in Japan, suffered price depreciation and reduced pricing power as Japan continued to struggle with high unemployment and a weak economy. As a result, vending machine sales saw a significant decrease, resulting in lower pricing, decreased profitability, and a lower share price. Also negatively contributing to performance was our holding in Toyo Seikan Kaisha, a Japanese canning company.

While several of our Japanese holdings did underperform for the period, it is important to note Japan began a significant rebound throughout the second half of the reporting period. In addition, within our consumer staples holdings, cosmetics maker Shiseido Cosmetics made a strong positive contribution to the Fund’s return.

We sold out of Novartis, the Swiss pharmaceutical company, before the end of the period and took positions in more attractively valued competitors Glaxo SmithKline and Astra Zeneca. We also initiated positions in Carrefour, the world’s second largest retailer, which on a price to sales basis trades at a large discount to global peers, and in Axis Capital, a provider of insurance and re-insurance services. Finally, we exited positions in both Newmont Mining and Gemalto before the end of the period.

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*	Since inception returns for the Emerging Markets Fund are as of 12/29/2008, for the Global All-Cap Fund are as of 3/28/2006, for the Global All-Cap Plus Fund are as of 12/30/2008, for the Global Resources Fund are as of 12/15/2006, and for the International Value Fund are as of 12/20/1999. Since inception returns for the comparative Lipper indexes use the same start date as the Funds. Comparative MSCI and market benchmark index since inception returns begin at the end of the month following each Fund’s inception.

1	The Lipper Emerging Markets Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Emerging Markets Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The MSCI Emerging Markets Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Long/Short Equity Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Lipper Global Natural Resources Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Natural Resources Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares

Average Annual Total Returns as of 1/31/10

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year	Since inception*
Nuveen Tradewinds Emerging Markets Fund
A Shares at NAV	17.39%	88.45%	N/A	N/A	75.19%
A Shares at Offer	10.63%	77.57%	N/A	N/A	65.96%
Lipper Emerging Market Funds Index[1]	11.38%	80.04%	N/A	N/A	68.68%
MSCI Emerging Markets Index[2]	11.40%	80.19%	N/A	N/A	61.92%
Nuveen Tradewinds Global All-Cap Fund
A Shares at NAV	11.74%	51.72%	N/A	N/A	9.56%
A Shares at Offer	5.32%	42.99%	N/A	N/A	7.88%
Lipper Global Multi-Cap Value Funds Index[3]	9.22%	39.10%	N/A	N/A	0.13%
MSCI ACWI[4]	8.44%	40.84%	N/A	N/A	-1.60%
Nuveen Tradewinds Global All-Cap Plus Fund
A Shares at NAV	10.38%	63.45%	N/A	N/A	53.39%
A Shares at Offer	4.04%	54.05%	N/A	N/A	45.29%
Lipper Long/Short Equity Funds Index[5]	6.05%	19.07%	N/A	N/A	15.44%
MSCI ACWI[4]	8.44%	40.84%	N/A	N/A	26.32%
Nuveen Tradewinds Global Resources Fund
A Shares at NAV	10.03%	60.82%	N/A	N/A	3.15%
A Shares at Offer	3.72%	51.55%	N/A	N/A	1.21%
Lipper Global Natural Resources Fund Index[6]	12.33%	51.58%	N/A	N/A	-1.19%
MSCI ACWI[4]	8.44%	40.84%	N/A	N/A	-5.81%
Market Benchmark[7]	10.51%	54.97%	N/A	N/A	-0.38%

Nuveen Investments	11

**	Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. On March 1, 2006, Tradewinds assumed all of the subadvisory responsibilities for the Fund. Effective June 30, 2006, the Fund changed its name from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

7	The Market Benchmark is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

9	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year	Since inception*
Nuveen Tradewinds International Value Fund**
A Shares at NAV	3.57%	27.76%	4.87%	3.69%	4.59%
A Shares at Offer	-2.40%	20.41%	3.64%	3.07%	3.98%
Lipper International Multi-Cap Value Funds Index[8]	6.53%	43.18%	3.45%	4.88%	4.40%
MSCI EAFE Index[9]	6.93%	39.68%	2.99%	1.38%	0.71%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Each Fund’s return may reflect a contractual agreement between the Fund and the investment advisor to waive certain fees and expenses; see p. 55 of this report for more information. In addition, each Fund’s return also may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

12	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Tradewinds Emerging Markets Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NTEAX	NTECX	NTERX	NTEIX
NAV	$34.47	$34.38	$34.44	$34.50
Latest Ordinary Income Distribution[1]	$2.4943	$2.2799	$2.4226	$2.5661
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	88.45%	77.57%
Since Inception	75.19%	65.96%

C Shares	NAV
1-Year	87.10%
Since Inception	73.88%

R3 Shares	NAV
1-Year	88.03%
Since Inception	74.76%

I Shares	NAV
1-Year	88.97%
Since Inception	75.64%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	6.15%	1.85%
Class C	6.89%	2.60%
Class R3	6.40%	2.10%
Class I	6.19%	1.60%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	84.88%	74.22%
Since Inception	87.79%	77.08%

C Shares	NAV
1-Year	83.48%
Since Inception	86.38%

R3 Shares	NAV
1-Year	84.38%
Since Inception	87.28%

I Shares	NAV
1-Year	85.34%
Since Inception	88.25%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$3,290
Number of Common Stocks	60

Top Five Common Stock Holdings[3]
Petrobras Energia S.A., ADR	3.7%
AngloGold Ashanti Limited, Sponsored ADR	3.3%
Turk Sise ve Cam Fabrikalari A.S.	3.1%
Telecom Egypt SAE	2.9%
Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	2.9%

1	Ordinary income distribution consists of short-term capital gains paid on December 16, 2009, and ordinary income paid on December 31, 2009.

2	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of January 31, 2010. Holdings are subject to change.

Nuveen Investments	13

Fund Spotlight as of 1/31/10 Nuveen Tradewinds Emerging Markets Fund

Country Allocation[1]
South Africa	11.0%
Brazil	9.7%
Argentina	8.0%
South Korea	7.3%
China	7.3%
Egypt	7.1%
Turkey	6.2%
Mexico	5.3%
Canada	5.1%
Philippines	5.0%
India	3.9%
Israel	3.7%
Russia	3.2%
Hong Kong	3.2%
Hungary	3.0%
Thailand	2.5%
Australia	2.1%
United States	2.1%
Kazakhstan	2.1%
Venezuela	1.1%
Taiwan	0.6%
Indonesia	0.5%

Industries[1]
Oil, Gas & Consumable Fuels	16.6%
Metals & Mining	16.0%
Commercial Banks	11.3%
Electric Utilities	7.8%
Food Products	7.1%
Wireless Telecommunication Services	7.1%
Diversified Telecommunication Services	6.6%
Pharmaceuticals	4.9%
Household Durables	4.0%
Other	18.6%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,173.90	$1,169.40	$1,172.50	$1,175.60	$1,015.93	$1,012.15	$1,014.67	$1,017.19
Expenses Incurred During Period	$10.08	$14.16	$11.44	$8.72	$9.35	$13.14	$10.61	$8.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.84%, 2.59%, 2.09% and 1.59% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Tradewinds Global All-Cap Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NWGAX	NWGBX	NWGCX	NGARX	NWGRX
NAV	$23.56	$23.37	$23.40	$23.53	$23.54
Latest Ordinary Income Distribution[1]	$0.0642	$ —	$ —	$0.0144	$0.1138
Inception Date	3/28/06	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	51.72%	42.99%
Since Inception	9.56%	7.88%

B Shares	w/o CDSC	w/CDSC
1-Year	50.48%	46.48%
Since Inception	8.73%	8.11%

C Shares	NAV
1-Year	50.48%
Since Inception	8.76%

R3 Shares	NAV
1-Year	51.31%
Since Inception	9.25%

I Shares	NAV
1-Year	52.09%
Since Inception	9.80%

Expense Ratios
Share Class	Gross Expense Ratios
Class A	1.40%
Class B	2.15%
Class C	2.15%
Class R3	1.66%
Class I	1.15%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	48.80%	40.27%
Since Inception	10.52%	8.79%

B Shares	w/o CDSC	w/CDSC
1-Year	47.57%	43.57%
Since Inception	9.68%	9.06%

C Shares	NAV
1-Year	47.66%
Since Inception	9.71%

R3 Shares	NAV
1-Year	48.40%
Since Inception	10.20%

I Shares	NAV
1-Year	49.10%
Since Inception	10.76%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$659,277
Number of Common Stocks	83

Top Five Common Stock Holdings[3]
Nippon Telegraph and Telephone Corporation	4.3%
Barrick Gold Corporation	4.0%
Newmont Mining Corporation	3.8%
Tyson Foods, Inc., Class A	2.8%
Gabriel Resources, Limited	2.7%

1	Ordinary income distribution consists of ordinary income paid on December 31, 2009, if any.

2	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of January 31, 2010. Holdings are subject to change.

Nuveen Investments	15

Fund Spotlight as of 1/31/10 Nuveen Tradewinds Global All-Cap Fund

Country Allocation[1]
United States[2]	35.8%
Japan	20.8%
Canada	10.4%
Norway	4.7%
Brazil	3.4%
France	3.3%
United Kingdom	3.2%
Italy	3.2%
Australia	3.0%
South Africa	2.8%
South Korea	2.3%
Switzerland	1.1%
Finland	1.0%
Thailand	0.9%
Germany	0.9%
Turkey	0.8%
Russia	0.8%
China	0.6%
India	0.5%
Hong Kong	0.5%

Industries[1]
Metals & Mining	17.3%
Oil, Gas & Consumable Fuels	11.5%
Diversified Telecommunication Services	7.1%
Food Products	7.0%
Food & Staples Retailing	4.7%
Electric Utilities	4.5%
Pharmaceuticals	3.5%
Commercial Banks	2.9%
Wireless Telecommunication Services	2.5%
Capital Markets	2.5%
Aerospace & Defense	2.2%
Household Products	2.1%
Household Durables	2.0%
Machinery	1.9%
Paper & Forest Products	1.8%
Short-Term Investments	8.3%
Other	18.2%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

2	100% of short-term investments are denominated in United States currency.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,117.40	$1,113.40	$1,113.20	$1,116.40	$1,118.80	$1,018.55	$1,014.77	$1,014.77	$1,017.29	$1,019.76
Expenses Incurred During Period	$7.04	$11.03	$11.03	$8.38	$5.77	$6.72	$10.51	$10.51	$7.98	$5.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07%, 2.07%, 1.57% and 1.08% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Tradewinds Global All-Cap Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NPTAX	NPTCX	NTPRX	NPTIX
NAV	$30.01	$29.90	$29.99	$30.04
Latest Ordinary Income Distribution[1]	$1.9149	$1.7640	$1.8485	$1.9815
Inception Date	12/30/08	12/30/08	12/30/08	12/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	63.45%	54.05%
Since Inception	53.39%	45.29%

C Shares	NAV
1-Year	62.27%
Since Inception	52.24%

R3 Shares	NAV
1-Year	63.09%
Since Inception	53.01%

I Shares	NAV
1-Year	63.94%
Since Inception	53.82%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	6.92%	2.25%
Class C	7.67%	3.00%
Class R3	7.17%	2.50%
Class I	5.18%	1.92%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	58.68%	49.58%
Since Inception	59.93%	50.79%

C Shares	NAV
1-Year	57.49%
Since Inception	58.74%

R3 Shares	NAV
1-Year	58.30%
Since Inception	59.55%

I Shares	NAV
1-Year	59.11%
Since Inception	60.36%

Fund Allocation[2]
Common Stocks	92.8%
Short-Term Investments	29.4%
Common Stocks Sold Short	(28.4)%
Other[3]	6.2%

Portfolio Statistics
Net Assets ($000)	$7,322
Number of Long Common Stocks	80
Number of Common Stocks Sold Short	13

Top Five Long Common Stock Holdings[4]
Barrick Gold Corporation	4.4%
Newmont Mining Corporation	4.2%
Nippon Telegraph & Telephone Corporation	3.8%
Tyson Foods, Inc., Class A	2.9%
Marine Harvest	2.5%

Top Five Short Common Stock Holdings[5]
Urban Outfitters, Inc.	(14.5)%
AutoZone, Inc.	(14.4)%
Strayer Education Inc.	(10.9)%
Green Mountain Coffee Inc.	(9.4)%
Amazon.com, Inc.	(8.7)%

1	Ordinary income distribution consists of short-term capital gains paid on December 16, 2009, and ordinary income paid on December 31, 2009, if any.

2	As a percentage of total net assets as of January 31, 2010. Holdings are subject to change.

3	Other assets less liabilities.

4	As a percentage of total long common stocks as of January 31, 2010. Holdings are subject to change.

5	As a percentage of total common stocks sold short as of January 31, 2010. Holdings are subject to change.

Nuveen Investments	17

Fund Spotlight as of 1/31/10 Nuveen Tradewinds Global All-Cap Plus Fund

Country Allocation[1]
United States[2]	46.8%
Japan	16.4%
Canada	8.6%
Norway	4.0%
France	3.6%
Brazil	3.1%
Italy	2.7%
United Kingdom	2.6%
Australia	2.5%
South Africa	2.3%
South Korea	1.4%
Switzerland	1.0%
Finland	0.8%
Germany	0.8%
Thailand	0.8%
Russia	0.7%
China	0.6%
Turkey	0.6%
India	0.4%
Hong Kong	0.3%

Industries[1]
Metals & Mining	13.4%
Oil, Gas & Consumable Fuels	10.3%
Food Products	5.9%
Diversified Telecommunication Services	5.2%
Electric Utilities	4.0%
Food & Staples Retailing	4.0%
Pharmaceuticals	2.9%
Commercial Banks	2.6%
Wireless Telecommunication Services	2.1%
Capital Markets	2.1%
Aerospace & Defense	1.9%
Household Durables	1.7%
Short-Term Investments	24.1%
Other	19.8%

Industries[3,4]
Specialty Retail	(34.7)%
Hotels, Restaurants & Leisure	(19.6)%
Diversified Consumer Services	(10.9)%
Food Products	(9.4)%
Internet & Catalog Retail	(8.7)%
Other	(16.7)%

1	As a percentage of total investments (excluding common stocks sold short) as of January 31, 2010. Holdings are subject to change.

2	100% of short-term investments are denominated in United States currency.

3	As a percentage of total common stocks sold short as of January 31, 2010. Holdings are subject to change.

4	100% of total common stocks sold short are denominated in United States currency.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,103.80	$1,099.30	$1,102.30	$1,105.20	$1,013.81	$1,010.03	$1,012.55	$1,015.07
Expenses Incurred During Period	$11.98	$15.93	$13.30	$10.67	$11.47	$15.25	$12.73	$10.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.26%, 3.01%, 2.51% and 2.01% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18	Nuveen Investments

Fund Spotlight as of 1/31/09 Nuveen Tradewinds Global Resources Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NTGAX	NTGCX	NTGQX	NTRGX
NAV	$19.36	$19.14	$19.40	$19.42
Latest Ordinary Income Distribution[1]	$0.3715	$0.2419	$0.4055	$0.4152
Inception Date	12/15/06	12/15/06	9/29/09	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	60.82%	51.55%
Since Inception	3.15%	1.21%

C Shares	NAV
1-Year	59.52%
Since Inception	2.35%

R3 Shares	NAV
1-Year	60.41%
Since Inception	2.84%

I Shares	NAV
1-Year	61.17%
Since Inception	3.37%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.58%	1.60%
Class C	4.29%	2.35%
Class R3	3.64%	1.85%
Class I	3.12%	1.35%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	63.65%	54.21%
Since Inception	5.58%	3.55%

C Shares	NAV
1-Year	62.38%
Since Inception	4.77%

R3 Shares	NAV
1-Year	63.21%
Since Inception	5.27%

I Shares	NAV
1-Year	64.08%
Since Inception	5.82%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$16,236
Number of Common Stocks	67

Top Five Common Stock Holdings[3]
Barrick Gold Corporation	3.9%
Newcrest Mining Limited	3.5%
Kinross Gold Corporation	3.5%
AngloGold Ashanti Limited, Sponsored ADR	3.4%
Gold Fields Limited, Sponsored ADR	2.9%

1	Ordinary income distribution consists of ordinary income paid on December 31, 2009.

2	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of January 31, 2010. Holdings are subject to change.

Nuveen Investments	19

Fund Spotlight as of 1/31/10 Nuveen Tradewinds Global Resources Fund

Country Allocation[1]
United States[2]	38.1%
Canada	22.5%
South Africa	8.7%
Australia	7.2%
United Kingdom	6.4%
France	3.2%
Japan	2.7%
South Korea	2.4%
Argentina	2.2%
Brazil	2.0%
China	1.9%
Mexico	1.6%
Italy	0.7%
Russia	0.4%

Industries[1]
Metals & Mining	37.8%
Oil, Gas & Consumable Fuels	31.7%
Chemicals	3.6%
Energy Equipment & Services	3.5%
Electric Utilities	3.5%
Short-Term Investments	9.8%
Other	10.1%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

2	100% of short-term investments are denominated in United States currency.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 Shares expense examples below reflect only the first 125 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,100.30	$1,095.30	$1,007.60	$1,101.00	$1,017.19	$1,013.41	$1,010.82	$1,018.45
Expenses Incurred During Period	$8.42	$12.36	$6.33	$7.10	$8.08	$11.88	$6.34	$6.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.59%, 2.34% and 1.34% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.84% multiplied by 125/365 (to reflect the 125 days in the period since the class commenced operations).

20	Nuveen Investments

Fund Spotlight as of 1/31/10 Nuveen Tradewinds International Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
NAV	$22.97	$21.91	$21.92	$23.16	$23.07
Latest Ordinary Income Distribution[1]	$0.0651	$ —	$ —	$0.0131	$0.1177
Inception Date	12/20/99	12/20/99	12/20/99	8/04/08	12/20/99

Effective October 7, 2002, the Fund, pursuant to shareholder approval, (a) changed its name and primary investment strategy and (b) changed its sub-adviser. Therefore, the Fund’s total returns shown for the periods prior to October 7, 2002 are not necessarily indicative of the performance that the Fund, as currently managed, would have generated.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/10

A Shares	NAV	Offer
1-Year	27.76%	20.41%
5-Year	4.87%	3.64%
10-Year	3.69%	3.07%

B Shares	w/o CDSC	w/CDSC
1-Year	26.79%	22.79%
5-Year	4.08%	3.92%
10-Year	3.02%	3.02%

C Shares	NAV
1-Year	26.71%
5-Year	4.07%
10-Year	2.86%

R3 Shares	NAV
1-Year	27.46%
5-Year	4.57%
10-Year	3.36%

I Shares	NAV
1-Year	28.03%
5-Year	5.12%
10-Year	3.89%

Expense Ratios
Share Class	Gross Expense Ratios
Class A	1.68%
Class B	2.42%
Class C	2.42%
Class R3	1.94%
Class I	1.43%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/09

A Shares	NAV	Offer
1-Year	19.86%	12.99%
5-Year	4.53%	3.30%
10-Year	3.81%	3.20%

B Shares	w/o CDSC	w/CDSC
1-Year	18.90%	14.90%
5-Year	3.73%	3.57%
10-Year	3.14%	3.14%

C Shares	NAV
1-Year	18.95%
5-Year	3.73%
10-Year	2.99%

R3 Shares	NAV
1-Year	19.58%
5-Year	4.22%
10-Year	3.48%

I Shares	NAV
1-Year	20.15%
5-Year	4.78%
10-Year	4.02%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,178,731
Number of Common Stocks	55

Top Five Common Stock Holdings[3]
Mabuchi Motor Company Limited	3.4%
SK Telecom Company Limited, ADR	3.4%
Barrick Gold Corp.	3.3%
Nippon Telegraph and Telephone Corporation, ADR	3.3%
Sanofi-Aventis, S.A.	3.0%

1	Ordinary income distribution consists of ordinary income paid on December 31, 2009, if any.

2	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of January 31, 2010. Holdings are subject to change.

Nuveen Investments	21

Fund Spotlight as of 1/31/10 Nuveen Tradewinds International Value Fund

Country Allocation[1]
Japan	33.5%
France	10.2%
United Kingdom	9.7%
Canada	9.4%
South Korea	5.1%
South Africa	4.9%
Netherlands	4.1%
Italy	3.5%
Brazil	2.9%
Finland	2.0%
Australia	2.0%
Belgium	1.9%
Germany	1.9%
United States[2]	7.7%
Switzerland	1.2%

Industries[1]
Metals & Mining	12.8%
Oil, Gas & Consumable Fuels	7.7%
Diversified Telecommunication Services	7.7%
Pharmaceuticals	5.8%
Electronic Equipment & Instruments	5.7%
Wireless Telecommunication Services	5.1%
Food & Staples Retailing	4.7%
Electric Utilities	3.8%
Insurance	3.5%
Communications Equipment	3.1%
Commercial Services & Supplies	3.0%
Aerospace & Defense	2.8%
Personal Products	2.6%
Beverages	2.3%
Commercial Banks	2.1%
Industrial Conglomerates	1.9%
Short-Term Investments	6.1%
Other	19.3%

1	As a percentage of total investments as of January 31, 2010. Holdings are subject to change.

2	100% of short-term investments are denominated in United States currency.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/10)	$1,035.70	$1,031.50	$1,031.50	$1,034.00	$1,037.00	$1,017.34	$1,013.56	$1,013.56	$1,016.03	$1,018.55
Expenses Incurred During Period	$8.00	$11.83	$11.83	$9.33	$6.73	$7.93	$11.72	$11.72	$9.25	$6.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.56%, 2.31%, 2.31%, 1.82% and 1.32% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 90.3%

	Aerospace & Defense – 1.7%

2,556	Embraer – Empresa Brasileiras de Aeronautica S/A, ADR	$54,264
	Capital Markets – 2.2%

9,143	EFG – Hermes Holdings SAE	52,030

3,475	EFG – Hermes Holdings SAE, 144A	19,776
	Total Capital Markets	71,806
	Chemicals – 1.7%

6,935	Omnia Holdings Limited, (2), (3)	54,539
	Commercial Banks – 10.4%

10,800	Bangkok Bank Public Company Limited, Foreign Shares, (3)	36,393

11,006	Bank Hapoalim BM, (2)	47,900

15,873	Bank Leumi le-Israel B.M, (2)	69,337

1,305	ICICI Bank Limited, ADR	46,040

5,188	Kazkommertsbank, 144A, GDR, (2)	46,640

145,100	Krung Thai Bank Public Company Limited, Foreign Shares	43,821

59,500	Metropolitan Bank & Trust Company, (3)	53,485
	Total Commercial Banks	343,616
	Diversified Telecommunication Services – 6.4%

4,905	China Unicom Limited, ADR	54,936

1,073	Chunghwa Telecom Co., Ltd, Sponsored ADR	20,366

2,291	KT Corporation, Sponsored ADR	48,409

25,903	Telecom Egypt SAE	86,549
	Total Diversified Telecommunication Services	210,260
	Electric Utilities – 6.8%

3,218	Centrais Electricas Brasileiras S.A., PFD B ADR, (2)	58,664

1,640	Centrais Electricas Brasileiras S.A., ADR, (2)	34,899

2,959	Korea Electric Power Corporation, Sponsored ADR, (2)	48,084

4,143	Pampa Energia S.A., ADR, (3)	46,940

8,063	RusHydro, GDR	35,155
	Total Electric Utilities	223,742
	Food Products – 6.9%

4,740	Cresud S.A.C.I.F. y A., ADR	56,643

34,199	Gruma S.A.B. de C.V., (2)	64,999

1,422	Industrias Bachoco S.A.B. de C.V., ADR	30,573

204,300	Universal Robina Corporation, (3)	74,553
	Total Food Products	226,768
	Hotels, Restaurants & Leisure – 0.7%

224,000	NagaCorp Limited, (3)	23,825
	Household Durables – 3.9%

5,595	Oriental Weavers Group	35,833

72,311	Turk Sise Ve Cam Fabrikalari A.S., (2), (3)	93,447
	Total Household Durables	129,280
	Independent Power Producers & Energy Traders – 2.0%

331,250	Energy Development Corporation, (3)	33,696

1,478	Huaneng Power International Inc., Sponsored ADR, (3)	32,900
	Total Independent Power Producers & Energy Traders	66,596

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund (continued)

January 31, 2010

Shares	Description (1)	Value

	Metals & Mining – 15.3%

2,729	AngloGold Ashanti Limited, Sponsored ADR	$97,398

18,270	Banro Corporation, (2)	33,661

3,570	First Uranium Corporation, (2)	6,410

3,650	Gabriel Resources, Limited, (2)	12,630

49,491	Geovic Mining Corporation, (2)	36,103

7,293	Gold Fields Limited, Sponsored ADR	83,286

1,557	Impala Platinum Holdings Limited, (3)	39,891

1,439	Industrias Penoles, S.A.B. de C.V.	26,618

4,300	Ivanhoe Mines Ltd., (2)	59,254

23,777	Lihir Gold Limited, (3)	57,841

13,111	Mineral Deposits Limited, (2), (3)	10,298

2,280	Silver Standard Resources, Inc., (2)	39,672
	Total Metals & Mining	503,062
	Oil, Gas & Consumable Fuels – 12.1%

2,775	Gazprom OAO, GDR, (3)	67,289

6,378	Petrobras Energia S.A., ADR	108,681

243	PetroChina Company Limited, ADR	27,092

48,000	PetroChina Company Limited, (3)	53,608

1,646	Petrobras Petroleo Brasileiro, Sponsored ADR	59,388

1,887	S-Oil Corporation, (3)	83,456
	Total Oil, Gas & Consumable Fuels	399,514
	Paper & Forest Products – 2.4%

13,550	Mondi Ltd., (3)	79,446
	Pharmaceuticals – 4.8%

3,349	Doctor Reddy’s Laboratories Limited, Sponsored ADR	79,405

156,000	United Laboratories International Holdings Ltd., (3)	77,700
	Total Pharmaceuticals	157,105
	Real Estate Management & Development – 0.6%

2,019	IRSA Inversiones y Representaciones S.A., GDR	18,797
	Textiles, Apparel & Luxury Goods – 1.9%

481,000	China Hongxing Sports Limited, (3)	64,040
	Tobacco – 1.0%

1,360	Eastern Tobacco Co.	31,978
	Water Utilities – 2.6%

2,505	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)	85,295
	Wireless Telecommunication Services – 6.9%

952	NII Holdings Inc., (3)	31,168

28,500	PT IndoSat Tbk, (3)	17,003

2,350	SK Telecom Company Limited, ADR	40,726

83	SK Telecom Company Limited, (3)	13,028

765	TIM Participacoes S.A., ADR	20,097

2,659	Turkcell Iletisim Hizmetleri A.S., ADR	48,367

7,633	Turkcell Iletism Hizmetleri A.S., (3)	56,026
	Total Wireless Telecommunication Services	226,415
	Total Common Stocks (cost $2,227,451)	2,970,348

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 3.3%

	Metals & Mining – 0.3%

$16	First Uranium Corporation	4.250%	6/30/12	N/A	$10,699
	Oil, Gas & Consumable Fuels – 3.0%

100	Magnolia Finance Limited	4.000%	3/29/49	B+	97,100
$116	Total Convertible Bonds (cost $54,449)				107,799

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 3.9%

	Commercial Banks – 0.6%

$21	Kazkommerts International BV, Reg S	8.500%	4/16/13	Ba3	$19,898
	Construction Materials – 1.4%

50	C10-Euro Capital Special Purpose Vehicle Limited, Guaranteed by Cemex SAB de CV	6.277%	6/30/17	B–	46,794
	Electric Utilities – 0.8%

27	Empresa Distribuidora y Comercializadora Norte S.A.	10.500%	10/09/17	B2	26,622
	Oil, Gas & Consumable Fuels – 1.1%

57	Petroleos de Venezuela S.A.	4.900%	10/28/14	N/R	35,178
$155	Total Corporate Bonds (cost $93,459)				128,492
	Total Investments (cost $2,375,359) – 97.5%				3,206,639
	Other Assets Less Liabilities – 2.5%				83,763
	Net Assets – 100%				$3,290,402

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

(4)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

N/A	Not available.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund

January 31, 2010

Shares	Description (1)	Value
	COMMON STOCKS – 90.9%

	Aerospace & Defense – 2.1%

311,625	Thales S.A., (3)	$14,122,792
	Airlines – 0.8%

173,900	WestJet Airlines Limited	2,075,253

281,851	WestJet Airlines Limited, 144A	3,363,496
	Total Airlines	5,438,749
	Beverages – 0.7%

287,000	Kirin Holdings Company, Limited, (3)	4,374,773
	Building Products – 0.5%

200,600	JS Group Corporation, (3)	3,540,403
	Capital Markets – 2.4%

1,166,000	Daiwa Securities Group Inc., (3)	5,830,864

1,599,295	Endeavour Financial Corporation, 144A	2,632,461

549,230	UBS AG, (2)	7,145,482
	Total Capital Markets	15,608,807
	Commercial Banks – 2.9%

470,000	77 Bank Limited, (3)	2,507,087

886,200	Bangkok Bank Public Company Limited, (3)	2,986,213

9,958,500	Krung Thai Bank Public Company Limited	3,007,500

1,912,000	Sumitomo Trust & Banking Company, (3)	10,592,734
	Total Commercial Banks	19,093,534
	Commercial Services & Supplies – 1.0%

740,000	Toppan Printing Company Limited, (3)	6,441,578
	Construction & Engineering – 0.4%

748,000	Obayashi Corporation, (3)	2,641,180
	Construction Materials – 0.9%

4,133,000	Sumitomo Osaka Cement Company, Limited, (3)	6,002,790
	Diversified Telecommunication Services – 7.1%

447,200	Deutsche Telekom AG, ADR	5,755,464

178,173	KT Corporation, Sponsored ADR	3,764,795

186,275	Nippon Telegraph and Telephone Corporation, ADR	3,930,403

613,500	Nippon Telegraph and Telephone Corporation, (3)	25,818,551

6,251,565	Telecom Italia S.p.A., (3)	7,261,701
	Total Diversified Telecommunication Services	46,530,914
	Electric Utilities – 4.5%

748,527	Centrais Electricas Brasileiras S.A., ADR, (2)	13,645,647

83,800	Electricite de France S.A., (3)	4,504,531

707,675	Korea Electric Power Corporation, Sponsored ADR, (2)	11,499,719
	Total Electric Utilities	29,649,897
	Electrical Equipment – 0.9%

6,535	Areva CI, (2), (3)	2,997,726

176,600	Futaba Corporation, (3)	3,042,257
	Total Electrical Equipment	6,039,983
	Electronic Equipment & Instruments – 0.7%

110,200	Tech Data Corporation, (2)	4,490,650

26	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services – 0.9%

297,000	BJ Services Company	$6,138,990
	Food & Staples Retailing – 4.7%

503,100	Kroger Co.	10,781,433

301,900	Seven & I Holdings, (3)	6,598,520

255,189	Wal-Mart Stores, Inc.	13,634,748
	Total Food & Staples Retailing	31,014,701
	Food Products – 6.9%

16,999,280	Marine Harvest, (2), (3)	15,185,779

85,500	Nissin Foods Holdings Company Limited, (3)	2,815,796

726,771	Smithfield Foods, Inc., (2)	10,945,171

1,203,700	Tyson Foods, Inc., Class A	16,635,134
	Total Food Products	45,581,880
	Health Care Providers & Services – 0.9%

189,200	Aetna Inc.	5,670,324
	Hotels, Restaurants & Leisure – 0.5%

29,378,000	NagaCorp Limited, (3)	3,124,755
	Household Durables – 2.0%

1,403,000	Sekisui House, Ltd., (3)	13,249,276
	Household Products – 2.1%

563,000	KAO Corporation, (3)	13,582,969
	Insurance – 0.7%

130,800	Loews Corporation	4,678,716
	Internet Software & Services – 1.8%

518,675	eBay Inc., (2)	11,939,899
	Leisure Equipment & Products – 0.7%

1,218	Fields Corporation, (3)	1,519,096

59,000	Sankyo Company Ltd., (3)	3,154,752
	Total Leisure Equipment & Products	4,673,848
	Machinery – 1.9%

299,389	AGCO Corporation, (2)	9,254,114

218,325	Tata Motors Limited, ADR	3,194,095
	Total Machinery	12,448,209
	Marine – 1.5%

646,780	Stolt-Nielsen S.A., (3)	9,627,935
	Media – 0.6%

15,300	Hakuhodo DY Holdings Inc., (3)	746,139

2,050	TV Asahi Corporation, (3)	3,324,001
	Total Media	4,070,140
	Metals & Mining – 17.2%

385,000	Alcoa Inc.	4,901,050

128,560	Alumina Limited, Sponsored ADR, (2)	703,223

177,548	AngloGold Ashanti Limited, Sponsored ADR	6,336,688

695,304	Barrick Gold Corporation	24,210,485

5,132,000	Eastern Platinum Limited, (2)	5,663,559

4,693,100	Gabriel Resources, Limited, (2)	16,239,859

281,696	Gabriel Resources, Limited, 144A, (2)	974,773

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund (continued)

January 31, 2010

Shares	Description (1)	Value

	Metals & Mining (continued)

1,061,650	Gold Fields Limited, DD, (3)	$12,191,637

6,262,300	Lihir Gold Limited, (3)	15,233,825

4,817,383	Minara Resources Limited, (2), (3)	2,907,640

1,282,200	Mineral Deposits Limited, (2), (3)	1,007,123

533,697	Newmont Mining Corporation	22,874,253
	Total Metals & Mining	113,244,115
	Multi-Utilities – 1.0%

250,500	Ameren Corporation	6,400,275
	Oil, Gas & Consumable Fuels – 11.4%

109,600	BP PLC, Sponsored ADR	6,150,752

451,548	Cameco Corporation	12,223,404

119,750	ConocoPhillips	5,748,000

52,200	CONSOL Energy Inc.	2,433,042

1,005,400	ERG S.p.A., (3)	13,560,305

206,550	Gazprom OAO, ADR, (3)	5,008,473

1,095,000	Nippon Oil Corporation, (3)	5,116,679

215,653	Peabody Energy Corporation	9,083,304

38,100	PetroChina Company Limited, Sponsored ADR	4,247,769

257,700	StatoilHydro ASA, Sponsored ADR	5,762,172

473,700	Tesoro Corporation	5,921,250
	Total Oil, Gas & Consumable Fuels	75,255,150
	Paper & Forest Products – 1.8%

959,723	Mondi Plc, (3)	5,427,363

595,554	UPM-Kymmene Corporation, (3)	6,531,567
	Total Paper & Forest Products	11,958,930
	Pharmaceuticals – 3.4%

58,425	AstraZeneca PLC, Sponsored ADR	2,716,178

724,500	Pfizer Inc.	13,519,170

147,300	Takeda Pharmaceutical Company, Limited, (3)	6,461,433
	Total Pharmaceuticals	22,696,781
	Road & Rail – 1.4%

149,200	Union Pacific Corporation	9,026,600
	Software – 0.9%

202,000	Microsoft Corporation	5,692,360
	Trading Companies & Distributors – 0.7%

304,000	Mitsui & Company Limited, (3)	4,471,367
	Water Utilities – 0.6%

127,100	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)	4,327,755
	Wireless Telecommunication Services – 2.4%

1,528,306	TIM Participacoes S.A.	4,013,323

288,700	Turkcell Iletisim Hizmetleri A.S., ADR	5,251,453

319,305	Vodafone Group PLC, Sponsored ADR	6,852,284
	Total Wireless Telecommunication Services	16,117,060
	Total Common Stocks (cost $566,350,886)	598,968,085

28	Nuveen Investments

Shares	Description (1)			Value

	WARRANTS – 0.1%

799,647	Endeavour Financial Corporation, 144A			$512,282
	Total Warrants (cost $104,580)			512,282

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 8.2%

$54,337	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/10, repurchase price $54,337,469, collateralized by $55,080,000 U.S. Treasury Notes, 0.875%, due 4/30/11, value $55,424,250	0.010%	2/01/10	$54,337,424
	Total Short-Term Investments (cost $54,337,424)			54,337,424
	Total Investments (cost $620,792,890) – 99.2%			653,817,791
	Other Assets Less Liabilities – 0.8%			5,459,254
	Net Assets – 100%			$659,277,045

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

DD	Investment, or portion of investment, purchased on a delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Plus Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 92.8%

	Aerospace & Defense – 2.3%

3,750	Thales S.A., (4)	$169,949
	Airlines – 0.9%

1,260	WestJet Airlines Limited	15,036

4,209	WestJet Airlines Limited, 144A	50,229
	Total Airlines	65,265
	Beverages – 0.8%

4,000	Kirin Holdings Company, Limited, (4)	60,972
	Capital Markets – 2.6%

15,000	Daiwa Securities Group Inc., DD, (4)	75,011

16,640	Endeavour Financial Corporation	27,390

6,760	UBS AG, (2)	87,948
	Total Capital Markets	190,349
	Commercial Banks – 3.1%

7,000	77 Bank Limited, (4)	37,340

10,000	Bangkok Bank Public Company Limited, (4)	33,697

123,300	Krung Thai Bank Public Company Limited	37,237

22,000	Sumitomo Trust & Banking Company, (4)	121,883
	Total Commercial Banks	230,157
	Commercial Services & Supplies – 1.1%

9,000	Toppan Printing Company Limited, (4)	78,344
	Construction & Engineering – 0.4%

8,000	Obayashi Corporation, (4)	28,248
	Construction Materials – 1.0%

48,000	Sumitomo Osaka Cement Company, Limited, (4)	69,715
	Diversified Telecommunication Services – 6.3%

5,635	Deutsche Telekom AG, ADR, (4)	72,522

1,865	KT Corporation, Sponsored ADR	39,407

475	Nippon Telegraph and Telephone Corporation, ADR	10,023

6,100	Nippon Telegraph and Telephone Corporation, (4)	256,713

70,875	Telecom Italia S.p.A., (4)	82,327
	Total Diversified Telecommunication Services	460,992
	Electric Utilities – 4.9%

8,810	Centrais Electricas Brasileiras S.A., ADR, (2)	160,606

2,090	Electricite de France S.A., (4)	112,345

5,170	Korea Electric Power Corporation, Sponsored ADR, (2)	84,013
	Total Electric Utilities	356,964
	Electrical Equipment – 0.9%

78	Areva CI, (2), (4)	35,780

1,900	Futaba Corporation, (4)	32,731
	Total Electrical Equipment	68,511
	Electronic Equipment & Instruments – 0.7%

1,320	Tech Data Corporation, (2), (3)	53,790
	Energy Equipment & Services – 1.0%

3,675	BJ Services Company, (3)	75,962

30	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 4.9%

5,600	Kroger Co., (3)	$120,008

3,600	Seven & I Holdings, (4)	78,684

2,950	Wal-Mart Stores, Inc., (3)	157,619
	Total Food & Staples Retailing	356,311
	Food Products – 7.3%

193,310	Marine Harvest, (2), (4)	172,687

1,200	Nissin Foods Holdings Company Limited, (4)	39,520

8,100	Smithfield Foods, Inc., (2), (3)	121,986

14,300	Tyson Foods, Inc., Class A, (3)	197,626
	Total Food Products	531,819
	Health Care Providers & Services – 0.9%

2,105	Aetna Inc., (3)	63,087
	Hotels, Restaurants & Leisure – 0.4%

286,000	NagaCorp Limited, (4)	30,420
	Household Durables – 2.1%

16,000	Sekisui House, Ltd., (4)	151,097
	Household Products – 1.9%

4,730	KAO Corporation, Sponsored ADR, (3), (4)	113,567

1,000	KAO Corporation, (4)	24,126
	Total Household Products	137,693
	Insurance – 0.8%

1,615	Loews Corporation, (3)	57,769
	Internet Software & Services – 1.8%

5,725	eBay Inc., (2), (3)	131,790
	Leisure Equipment & Products – 0.4%

25	Fields Corporation, (4)	31,180
	Machinery – 2.0%

3,650	AGCO Corporation, (2), (3)	112,822

2,200	Tata Motors Limited, ADR, (3)	32,186
	Total Machinery	145,008
	Marine – 1.5%

7,280	Stolt-Nielsen S.A., (4)	108,370
	Media – 0.8%

400	Hakuhodo DY Holdings Inc., (4)	19,507

25	TV Asahi Corporation, (4)	40,537
	Total Media	60,044
	Metals & Mining – 16.4%

5,480	Alcoa Inc., (3)	69,760

2,015	AngloGold Ashanti Limited, Sponsored ADR	71,915

8,550	Barrick Gold Corporation	297,711

50,870	Eastern Platinum Limited, (2)	56,139

19,050	Gabriel Resources, Limited, (2)	65,920

11,750	Gold Fields Limited, DD, (4)	134,933

69,400	Lihir Gold Limited, (4)	168,824

55,870	Minara Resources Limited, (2), (4)	33,722

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Plus Fund (continued)

January 31, 2010

Shares	Description (1)	Value

	Metals & Mining (continued)

24,285	Mineral Deposits Limited, (2), (4)	$19,075

6,625	Newmont Mining Corporation, (3)	283,948
	Total Metals & Mining	1,201,947
	Multi-Utilities – 1.0%

2,945	Ameren Corporation, (3)	75,245
	Oil, Gas & Consumable Fuels – 12.5%

1,310	BP PLC, Sponsored ADR	73,517

5,355	Cameco Corporation	144,960

1,500	ConocoPhillips	72,000

785	CONSOL Energy Inc., (3)	36,589

11,585	ERG S.p.A., (4)	156,252

2,425	Gazprom OAO, ADR, (4)	58,802

13,000	Nippon Oil Corporation, (4)	60,746

2,627	Peabody Energy Corporation, (3)	110,649

516	PetroChina Company Limited, ADR	57,529

3,270	StatoilHydro ASA, Sponsored ADR	73,117

5,850	Tesoro Corporation, (3)	73,125
	Total Oil, Gas & Consumable Fuels	917,286
	Paper & Forest Products – 1.8%

9,790	Mondi Plc, (4)	55,364

6,886	UPM-Kymmene Corporation, (4)	75,520
	Total Paper & Forest Products	130,884
	Pharmaceuticals – 3.6%

645	AstraZeneca PLC, Sponsored ADR, (3)	29,986

8,115	Pfizer Inc., (3)	151,426

1,800	Takeda Pharmaceutical Company, Limited, (4)	78,958
	Total Pharmaceuticals	260,370
	Road & Rail – 1.5%

2,340	Canadian Pacific Railway Limited	110,473
	Software – 1.0%

2,600	Microsoft Corporation, (3)	73,268
	Trading Companies & Distributors – 0.8%

4,100	Mitsui & Company Limited, (4)	60,305
	Water Utilities – 0.8%

1,720	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2), (3)	58,566
	Wireless Telecommunication Services – 2.6%

4,435	TIM Participacoes S.A.	11,645

1,765	TIM Participacoes S.A., ADR, (3)	46,366

3,140	Turkcell Iletisim Hizmetleri A.S., ADR, (3)	57,116

3,545	Vodafone Group PLC, Sponsored ADR, (3)	76,075
	Total Wireless Telecommunication Services	191,202
	Total Long Common Stocks (cost $6,101,313)	6,793,352

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 29.4%

$2,151	Repurchase Agreement with State Street Bank, dated 1/29/10, repurchase price $2,151,342, collateralized by $2,200,000 U.S. Treasury Bills, 0.000%, due 7/22/10, value $2,198,460	0.010%	2/01/10	$2,151,340
	Total Short-Term Investments (cost $2,151,340)			2,151,340
	Total Investments (cost $8,252,653) – 122.2%			8,944,692

Shares	Description (1)			Value
	COMMON STOCKS SOLD SHORT – (28.4)%

	Chemicals – (2.4)%

(3,620)	Sigma-Aldrich Corporation			$(173,217)
	Diversified Consumer Services – (3.1)%

(1,090)	Strayer Education Inc.			(226,480)
	Food Products – (2.6)%

(2,300)	Green Mountain Coffee Roasters Inc., (2)			(195,086)
	Health Care Equipment & Supplies – (1.7)%

(1,515)	C. R. Bard, Inc.			(125,578)
	Hotels, Restaurants & Leisure – (5.6)%

(1,835)	Chipotle Mexican Grill, (2)			(177,004)

(3,055)	P.F. Changs China Bistro, Inc., (2)			(117,923)

(835)	Panera Bread Company, (2)			(59,636)

(1,465)	WMS Industries Inc., (2)			(54,322)
	Total Hotels, Restaurants & Leisure			(408,885)
	Internet & Catalog Retail – (2.5)%

(1,450)	Amazon.com, Inc., (2)			(181,845)
	Pharmaceuticals – (0.7)%

(940)	Abbott Laboratories			(49,764)
	Specialty Retail – (9.8)%

(1,940)	AutoZone, Inc., (2)			(300,758)

(2,935)	Tiffany & Co.			(119,190)

(9,575)	Urban Outfitters, Inc., (2)			(302,283)
	Total Specialty Retail			(722,231)
	Total Common Stocks Sold Short (proceeds $2,000,022)			(2,083,086)
	Other Assets Less Liabilities – 6.2%			460,842
	Net Assets – 100%			$7,322,448

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

(4)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

DD	Investment, or portion of investment, purchased on a delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Resources Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 90.4%

	Capital Markets – 0.4%

41,300	Endeavour Financial Corporation, 144A	$67,980
	Chemicals – 3.6%

4,110	Mosaic Company	219,926

24,950	Omnia Holdings Limited, (2), (3)	196,213

1,645	Potash Corporation of Saskatchewan	163,431
	Total Chemicals	579,570
	Construction & Engineering – 1.0%

5,025	Shaw Group Inc., (2)	162,257
	Construction Materials – 0.9%

99,000	Sumitomo Osaka Cement Company, Limited, (3)	143,788
	Electric Utilities – 3.5%

12,840	Centrais Electricas Brasileiras S.A., ADR, (2)	234,073

3,705	Electricite de France S.A., (3)	199,156

8,173	Korea Electric Power Corporation, Sponsored ADR, (2)	132,811
	Total Electric Utilities	566,040
	Electrical Equipment – 1.3%

445	Areva CI, (2), (3)	204,130
	Energy Equipment & Services – 3.5%

4,910	Baker Hughes Incorporated	222,325

6,430	BJ Services Company	132,908

2,325	ENSCO International Incorporated	90,745

1,820	Technip S.A., (3)	124,417
	Total Energy Equipment & Services	570,395
	Food Products – 2.3%

13,000	Nippon Meat Packers Inc., (3)	163,858

14,050	Smithfield Foods, Inc., (2)	211,593
	Total Food Products	375,451
	Machinery – 1.9%

10,235	AGCO Corporation, (2)	316,364
	Metals & Mining – 37.9%

6,725	Alcoa Inc.	85,609

126,225	Alumina Limited, (2), (3)	172,757

6,039	Anglo American PLC, (2), (3)	221,577

14,132	AngloGold Ashanti Limited, Sponsored ADR	504,370

91,650	Banro Corporation, (2)	167,720

16,350	Barrick Gold Corporation	569,306

12,110	Detour Gold Corporation, (2)	158,900

205,925	Eastern Platinum Limited, (2)	227,254

75,650	First Uranium Corporation, (2)	135,841

1,745	Freeport-McMoRan Copper & Gold, Inc., (2)	116,374

73,400	Gabriel Resources, Limited, (2)	253,991

218,125	Geovic Mining Corporation, (2)	159,119

37,423	Gold Fields Limited, Sponsored ADR	427,370

8,110	Impala Platinum Holdings Limited, (3)	207,782

34	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

14,015	Industrias Penoles, S.A.B. de C.V.	$259,245

15,400	Ivanhoe Mines Ltd., (2)	212,212

31,360	Kinross Gold Corporation	509,913

116,400	Lihir Gold Limited, (3)	283,158

1,378	Lonmin PLC, (2), (3)	39,419

362,025	MagIndustries Corp., (2)	176,061

110,500	Minara Resources Limited, (2), (3)	66,695

158,400	Mineral Deposits Limited, (2), (3)	124,418

18,637	Newcrest Mining Limited, (3)	517,082

2,945	Newmont Mining Corporation	126,223

28,986	NovaGold Resources Inc., (2)	152,466

11,315	Silver Standard Resources, Inc., (2)	196,881

355,825	Simmer & Jack Mines, (2), (3)	83,817
	Total Metals & Mining	6,155,560
	Oil, Gas & Consumable Fuels – 31.8%

11,125	Arch Coal Inc.	234,404

4,060	BP PLC, Sponsored ADR	227,847

14,750	Cameco Corporation	399,283

14,375	Chesapeake Energy Corporation	356,213

6,068	ConocoPhillips	291,264

2,715	CONSOL Energy Inc.	126,546

4,230	Devon Energy Corporation	283,029

8,700	ERG S.p.A., (3)	117,341

2,650	Gazprom OAO, ADR, (3)	64,258

6,480	Hess Corporation	374,479

13,784	Nexen Inc.	302,421

27,000	Nippon Oil Corporation, (3)	126,165

5,930	Peabody Energy Corporation	249,772

20,871	Petrobras Energia S.A., ADR	355,642

2,754	PetroChina Company Limited, ADR	307,043

7,025	Pioneer Natural Resources Company	308,960

12,020	Royal Dutch Shell PLC, Class A, (3)	332,229

5,715	S-Oil Corporation, (3)	252,756

4,079	Suncor Energy, Inc.	129,100

25,300	Tesoro Corporation	316,250
	Total Oil, Gas & Consumable Fuels	5,155,002
	Paper & Forest Products – 0.8%

23,700	Mondi Plc, (3)	134,027
	Road & Rail – 0.9%

2,460	Union Pacific Corporation	148,830
	Water Utilities – 0.6%

2,920	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)	99,426
	Total Common Stocks (cost $12,662,306)	14,678,820

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Resources Fund (continued)

January 31, 2010

Shares	Description (1)			Value

	WARRANTS – 0.1%

10,937	Endeavour Financial Corporation, 144A			$7,007
	Total Warrants (cost $1,430)			7,007

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 9.8%

$1,592	Repurchase Agreement with State Street Bank, dated 1/29/10, repurchase price $1,591,961, collateralized by $1,625,000 U.S. Treasury Bills, 0.000%, due 7/15/10, value $1,624,025	0.010%	2/01/10	$1,591,960
	Total Short-Term Investments (cost $1,591,960)			1,591,960
	Total Investments (cost $14,255,696) – 100.3%			16,277,787
	Other Assets Less Liabilities – (0.3)%			(41,781)
	Net Assets – 100%			$16,236,006

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

36	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund

January 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 93.5%

	Aerospace & Defense – 2.8%

2,210,400	Embraer Aircraft Corporation, (2)	$11,714,534

464,016	Thales S.A., (3)	21,029,127
	Total Aerospace & Defense	32,743,661
	Auto Components – 1.6%

335,322	Magna International Inc., Class A	18,466,183
	Beverages – 2.3%

1,590,900	Coca Cola West Holdings Company, (3)	26,540,268
	Building Products – 1.5%

983,000	JS Group Corporation, (3)	17,349,036
	Capital Markets – 1.2%

1,073,824	UBS AG, (2)	13,970,450
	Commercial Banks – 2.1%

144,414	Societe Generale, (3)	8,355,387

2,985,000	Sumitomo Trust & Banking Company, (3)	16,537,296
	Total Commercial Banks	24,892,683
	Commercial Services & Supplies – 3.0%

186,384	Dai Nippon Printing Co., Ltd., ADR, (3)	2,540,414

2,401,000	Dai Nippon Printing Co., Ltd., (3)	32,924,100
	Total Commercial Services & Supplies	35,464,514
	Communications Equipment – 3.0%

3,844,264	Alcatel-Lucent, (2), (3)	12,948,106

1,677,866	Nokia Oyj, Sponsored ADR	22,969,986
	Total Communications Equipment	35,918,092
	Containers & Packaging – 1.5%

1,946,046	Rexam PLC, (3)	9,265,701

566,000	Toyo Seikan Kaisha, (3)	7,978,400
	Total Containers & Packaging	17,244,101
	Diversified Telecommunication Services – 7.7%

628,677	Belgacom S.A., (3)	22,880,142

1,739,893	Nippon Telegraph and Telephone Corporation, ADR	36,711,742

26,595,177	Telecom Italia S.p.A., (3)	30,892,458
	Total Diversified Telecommunication Services	90,484,342
	Electric Utilities – 3.7%

673,700	Centrais Electricas Brasileiras S.A., ADR, (2)	12,281,551

479,544	Centrais Electricas Brasileiras SA, Electrobras	10,186,176

1,331,818	Korea Electric Power Corporation, Sponsored ADR, (2)	21,642,043
	Total Electric Utilities	44,109,770
	Electrical Equipment – 0.7%

18,199	Areva CI, (2), (3)	8,348,220
	Electronic Equipment & Instruments – 5.6%

887,700	Fujifilm Holdings Corp, (3)	28,431,818

693,600	Mabuchi Motor Company Limited, (3)	37,924,255
	Total Electronic Equipment & Instruments	66,356,073

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund (continued)

January 31, 2010

Shares	Description (1)	Value

	Energy Equipment & Services – 0.9%

157,707	Technip SA, (3)	$10,781,010
	Food & Staples Retailing – 4.7%

506,576	Carrefour SA, (3)	24,715,468

1,418,100	Seven & I Holdings, (3)	30,994,904
	Total Food & Staples Retailing	55,710,372
	Household Durables – 1.6%

2,002,000	Sekisui House, Ltd., (3)	18,905,952
	Household Products – 1.0%

470,000	KAO Corporation, (3)	11,339,246
	Industrial Conglomerates – 1.9%

255,880	Siemens AG, (3)	22,816,168
	Insurance – 3.4%

664,113	Axis Capital Holdings Limited	19,126,454

857,300	Mitsui Sumitomo Insurance Company Limited, (3)	21,458,563
	Total Insurance	40,585,017
	Leisure Equipment & Products – 1.2%

1,272,000	Sega Sammy Holdings Inc., (3)	14,398,744
	Media – 1.4%

763,259	Wolters Kluwer N.V., (3)	15,931,468
	Metals & Mining – 12.8%

4,742,800	Alumina Limited, (2), (3)	6,491,189

793,128	AngloGold Ashanti Limited, Sponsored ADR	28,306,738

1,058,955	Barrick Gold Corporation	36,872,813

1,604,808	Gold Fields Limited, (3)	18,429,083

411,049	Impala Platinum Holdings Limited, (3)	10,531,273

610,941	Ivanhoe Mines Ltd., (2)	8,418,767

1,534,469	Kinross Gold Corporation	24,950,466

593,693	Newcrest Mining Limited, (3)	16,471,981
	Total Metals & Mining	150,472,310
	Multi-Utilities – 1.8%

2,424,453	United Utilities PLC, (3)	20,677,943
	Oil, Gas & Consumable Fuels – 7.7%

478,515	BP PLC, Sponsored ADR	26,854,262

740,177	ERG S.p.A., (3)	9,983,117

983,046	Nexen Inc.	21,568,029

608,435	Royal Dutch Shell PLC, Class B, Sponsored ADR	32,478,260
	Total Oil, Gas & Consumable Fuels	90,883,668
	Personal Products – 2.6%

1,485,000	Shiseido Company, Limited, (3)	30,413,367
	Pharmaceuticals – 5.8%

386,688	AstraZeneca PLC, (3)	17,948,679

877,842	GlaxoSmithKline PLC, (3)	17,084,616

451,626	Sanofi-Aventis, S.A., (3)	33,395,179
	Total Pharmaceuticals	68,428,474

38	Nuveen Investments

Shares	Description (1)			Value

	Semiconductors & Equipment – 1.7%

304,400	Rohm Company Limited, (3)			$20,510,728
	Software – 1.6%

67,400	Nintendo Co., Ltd., (3)			18,791,260
	Textiles, Apparel & Luxury Goods – 1.6%

1,637,000	Wacoal Holdings Corporation, (3)			19,219,069
	Wireless Telecommunication Services – 5.1%

2,175,922	SK Telecom Company Limited, ADR			37,708,728

10,520,833	Vodafone Group PLC, (3)			22,476,809
	Total Wireless Telecommunication Services			60,185,537
	Total Common Stocks (cost $1,087,288,241)			1,101,937,726

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 6.1%

$71,791	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/10, repurchase price $71,791,543, collateralized by: $70,135,000 U.S Treasury Notes, 0.875%, due 1/31/11, value $70,748,681 and $2,465,000 U.S. Treasury Notes, 0.875%, due 4/30/11, value $2,480,406	0.010%	2/01/10	$71,791,483
	Total Short-Term Investments (cost $71,791,483)			71,791,483
	Total Investments (cost $1,159,079,724) – 99.6%			1,173,729,209
	Other Assets Less Liabilities – 0.4%			5,002,173
	Net Assets – 100%			$1,178,731,382

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Assets and Liabilities (Unaudited)

January 31, 2010

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus
Assets
Long-term investments, at value (cost $2,375,359, $566,455,466 and $6,101,313, respectively)	$3,206,639	$599,480,367	$6,793,352
Short-term investments (at cost, which approximates value)	—	54,337,424	2,151,340
Cash	74,753	—	113,483	(1)
Cash denominated in foreign currencies (cost $331, $1,319,475 and $61,666, respectively)	320	1,313,675	61,444
Receivables:
Dividends	6,193	322,410	3,085
From Adviser	19,124	—	22,317
Interest	5,419	45	—
Investments sold	11,458	—	—
Reclaims	—	—	363
Shares sold	—	11,261,759	490,169
Other assets	13,291	9,529	—
Total assets	3,337,197	666,725,209	9,635,553
Liabilities
Securities sold short, at value (proceeds $—, $— and $2,000,022, respectively)	—	—	2,083,086
Payables:
Collateral due to broker	—	—	113,483
Dividends for securities sold short	—	—	471
Investments purchased	35,427	2,568,311	95,631
Shares redeemed	—	4,004,499	—
Accrued expenses:
Management fees	887	533,800	9,619
12b-1 distribution and service fees	677	133,301	581
Other	9,804	208,253	10,234
Total liabilities	46,795	7,448,164	2,313,105
Net assets	$3,290,402	$659,277,045	$7,322,448
Class A Shares
Net assets	$449,307	$268,115,006	$375,159
Shares outstanding	13,033	11,380,703	12,500
Net asset value per share	$34.47	$23.56	$30.01
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$36.58	$25.00	$31.84
Class B Shares
Net assets	N/A	$2,824,239	N/A
Shares outstanding	N/A	120,839	N/A
Net asset value and offering price per share	N/A	$23.37	N/A
Class C Shares
Net assets	$430,795	$82,960,494	$373,801
Shares outstanding	12,529	3,544,667	12,500
Net asset value and offering price per share	$34.38	$23.40	$29.90
Class R3 Shares
Net assets	$430,541	$279,778	$374,903
Shares outstanding	12,500	11,891	12,500
Net asset value and offering price per share	$34.44	$23.53	$29.99
Class I Shares
Net assets	$1,979,759	$305,097,528	$6,198,585
Shares outstanding	57,386	12,960,701	206,373
Net asset value and offering price per share	$34.50	$23.54	$30.04
Net Assets Consist of:
Capital paid-in	$2,291,794	$669,851,773	$6,620,057
Undistributed (Over-distribution of) net investment income (loss)	(15,937)	(2,696,726)	(41,591)
Accumulated net realized gain (loss) from investments, foreign currency and securities sold short	183,417	(40,913,090)	134,708
Net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short	831,128	30,035,088	609,274
Net assets	$3,290,402	$659,277,045	$7,322,448

40	Nuveen Investments

	Tradewinds Global Resources	Tradewinds International Value
Assets
Long-term investments, at value (cost $12,663,736 and $1,087,288,241, respectively)	$14,685,827	$1,101,937,726
Short-term investments (at cost, which approximates value)	1,591,960	71,791,483
Cash	—	—
Cash denominated in foreign currencies (cost $— and $422,630, respectively)	—	417,928
Receivables:
Dividends	5,218	1,802,752
From Adviser	—	—
Interest	—	60
Investments sold	—	—
Reclaims	144	321,059
Shares sold	212,575	7,353,061
Other assets	—	36,915
Total assets	16,495,724	1,183,660,984
Liabilities
Securities sold short, at value (proceeds $— and $—, respectively)
Payables:
Collateral due to broker	—	—
Dividends for securities sold short	—	—
Investments purchased	164,564	—
Shares redeemed	38,797	2,682,213
Accrued expenses:
Management fees	21,192	1,076,462
12b-1 distribution and service fees	2,650	196,113
Other	32,515	974,814
Total liabilities	259,718	4,929,602
Net assets	$16,236,006	$1,178,731,382
Class A Shares
Net assets	$4,706,999	$480,388,154
Shares outstanding	243,070	20,912,533
Net asset value per share	$19.36	$22.97
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$20.54	$24.37
Class B Shares
Net assets	N/A	$7,100,674
Shares outstanding	N/A	324,083
Net asset value and offering price per share	N/A	$21.91
Class C Shares
Net assets	$1,910,816	$96,045,349
Shares outstanding	99,811	4,380,820
Net asset value and offering price per share	$19.14	$21.92
Class R3 Shares
Net assets	$49,416	$1,677,425
Shares outstanding	2,547	72,422
Net asset value and offering price per share	$19.40	$23.16
Class I Shares
Net assets	$9,568,775	$593,519,780
Shares outstanding	492,619	25,724,880
Net asset value and offering price per share	$19.42	$23.07
Net Assets Consist of:
Capital paid-in	$15,354,819	$1,300,374,743
Undistributed (Over-distribution of) net investment income (loss)	(315,487)	(5,057,191)
Accumulated net realized gain (loss) from investments, foreign currency and securities sold short	(825,637)	(131,201,974)
Net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short	2,022,311	14,615,804
Net assets	$16,236,006	$1,178,731,382

(1)	Represents collateral held for securities lending transactions. See Notes to Financial Statements, Footnote 1 – Enhanced Custody Program for further information.
N/A	Tradewinds Emerging Markets, Tradwinds Global All-Cap Plus and Tradewinds Global Resources do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Operations (Unaudited)

Six Months Ended January 31, 2010

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus
Investment Income
Dividends (net of foreign tax withheld of $2,666, $101,579 and $1,108, respectively)	$14,699	$2,734,855	$30,951
Interest	13,712	5,440	452
Total investment income	28,411	2,740,295	31,403
Expenses
Management fees	20,645	2,564,199	28,777
12b-1 service fees – Class A	555	352,282	496
12b-1 distribution and service fees – Class B	N/A	14,378	N/A
12b-1 distribution and service fees – Class C	2,201	341,861	1,973
12b-1 distribution and service fees – Class R3	1,104	671	990
Dividend expense on securities sold short	—	—	4,249
Shareholders’ servicing agent fees and expenses	20	188,397	15
Custodian’s fees and expenses	12,209	91,125	9,338
Enhanced custody expense	—	—	5,431
Trustees’ fees and expenses	35	5,131	46
Professional fees	4,324	28,548	3,971
Shareholders’ reports – printing and mailing expenses	3,064	27,849	1,086
Federal and state registration fees	24,538	72,539	247
Other expenses	666	7,445	625
Total expenses before expense reimbursement	69,361	3,694,425	57,244
Expense reimbursement	(38,804)	—	(7,190)
Net expenses	30,557	3,694,425	50,054
Net investment income (loss)	(2,146)	(954,130)	(18,651)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	268,321	17,975,784	289,356
Securities sold short	—	—	(53,154)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	254,863	31,887,237	154,467
Securities sold short	—	—	(81,228)
Net realized and unrealized gain (loss)	523,184	49,863,021	309,441
Net increase (decrease) in net assets from operations	$521,038	$48,908,891	$290,790

42	Nuveen Investments

	Tradewinds Global Resources	Tradewinds International Value
Investment Income
Dividends (net of foreign tax withheld of $8,055 and $507,439, respectively)	$71,440	$8,639,831
Interest	125	6,935
Total investment income	71,565	8,646,766
Expenses
Management fees	70,301	5,677,892
12b-1 service fees – Class A	4,372	676,738
12b-1 distribution and service fees – Class B	N/A	38,252
12b-1 distribution and service fees – Class C	5,954	493,535
12b-1 distribution and service fees – Class R3	91	3,716
Dividend expense on securities sold short	—	—
Shareholders’ servicing agent fees and expenses	3,119	1,049,526
Custodian’s fees and expenses	8,427	194,045
Enhanced custody expense	—	—
Trustees’ fees and expenses	127	12,123
Professional fees	9,494	67,947
Shareholders’ reports – printing and mailing expenses	1,224	267,281
Federal and state registration fees	16,263	90,912
Other expenses	758	19,576
Total expenses before expense reimbursement	120,130	8,591,543
Expense reimbursement	(14,496)	—
Net expenses	105,634	8,591,543
Net investment income (loss)	(34,069)	55,223
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	343,235	31,853,002
Securities sold short	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	531,653	(1,382,798)
Securities sold short	—	—
Net realized and unrealized gain (loss)	874,888	30,470,204
Net increase (decrease) in net assets from operations	$840,819	$30,525,427

N/A	Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus and Tradewinds Global Resources do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Changes in Net Assets (Unaudited)

	Tradewinds Emerging Markets		Tradewinds Global All-Cap		Tradewinds Global All-Cap Plus
	Six Months Ended 1/31/10	For the Period 12/29/08 (Commencement of Operations) through 7/31/09	Six Months Ended 1/31/10	Year Ended 7/31/09	Six Months Ended 1/31/10	For the Period 12/30/08 (Commencement of Operations) through 7/31/09
Operations
Net investment income (loss)	$(2,146)	$12,608	$(954,130)	$2,176,801	$(18,651)	$2,308
Net realized gain (loss) from:
Investments and foreign currency	268,321	124,311	17,975,784	(54,723,536)	289,356	134,976
Securities sold short	—	—	—	—	(53,154)	8,626
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	254,863	576,265	31,887,237	9,011,959	154,467	537,871
Securities sold short	—	—	—	—	(81,228)	(1,836)
Net increase (decrease) in net assets from operations	521,038	713,184	48,908,891	(43,534,776)	290,790	681,945
Distributions to Shareholders
From net investment income:
Class A	(4,766)	—	(691,120)	(1,164,848)	(1,886)	—
Class B	N/A	N/A	—	(868)	N/A	N/A
Class C	(2,086)	—	—	—	—	—
Class R3	(3,870)	—	(171)	—	(1,056)	—
Class I	(25,982)	—	(1,325,432)	(512,451)	(23,401)	—
From accumulated net realized gains:
Class A	(26,413)	—	—	(14,483,364)	(22,050)	—
Class B	N/A	N/A	—	(197,429)	N/A	N/A
Class C	(26,412)	—	—	(3,063,387)	(22,050)	—
Class R3	(26,413)	—	—	—	(22,050)	—
Class I	(120,759)	—	—	(4,346,571)	(178,898)	—
Decrease in net assets from distributions to shareholders	(236,701)	—	(2,016,723)	(23,768,918)	(271,391)	—
Fund Share Transactions
Proceeds from sale of shares	24,000	2,263,428	354,871,931	242,598,038	3,285,658	3,334,103
Proceeds from shares issued to shareholders due to reinvestment of distributions	8,346	—	1,393,175	12,612,196	1,343	—
	32,346	2,263,428	356,265,106	255,210,234	3,287,001	3,334,103
Cost of shares redeemed	(2,953)	—	(147,029,447)	(199,711,935)	—	—
Redemption fees	60	—	16,407	57,403	—	—
Net increase (decrease) in net assets from Fund share transactions	29,453	2,263,428	209,252,066	55,555,702	3,287,001	3,334,103
Net increase (decrease) in net assets	313,790	2,976,612	256,144,234	(11,747,992)	3,306,400	4,016,048
Net assets at the beginning of period	2,976,612	—	403,132,811	414,880,803	4,016,048	—
Net assets at the end of period	$3,290,402	$2,976,612	$659,277,045	$403,132,811	$7,322,448	$4,016,048
Undistributed (Over-distribution of) net investment income (loss) at the end of period	$(15,937)	$22,913	$(2,696,726)	$274,127	$(41,591)	$3,403

44	Nuveen Investments

	Tradewinds Global Resources		Tradewinds International Value
	Six Months Ended 1/31/10	Year Ended 7/31/09	Six Months Ended 1/31/10	Year Ended 7/31/09
Operations
Net investment income (loss)	$(34,069)	$21,898	$55,223	$7,775,386
Net realized gain (loss) from:
Investments and foreign currency	343,235	(1,144,923)	31,853,002	(159,194,106)
Securities sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	531,653	1,591,709	(1,382,798)	47,185,185
Securities sold short	—	—	—	—
Net increase (decrease) in net assets from operations	840,819	468,684	30,525,427	(104,233,535)
Distributions to Shareholders
From net investment income:
Class A	(79,762)	—	(1,307,670)	(2,485,920)
Class B	N/A	N/A	—	—
Class C	(18,095)	—	(190)	—
Class R3	(1,033)	N/A	(905)	(601)
Class I	(201,333)	—	(2,963,838)	(3,354,114)
From accumulated net realized gains:
Class A	—	(13,982)	—	(33,370,485)
Class B	N/A	N/A	—	(1,118,745)
Class C	—	(7,919)	—	(12,076,028)
Class R3	—	N/A	—	(14,591)
Class I	—	(157,007)	—	(32,919,064)
Decrease in net assets from distributions to shareholders	(300,223)	(178,908)	(4,272,603)	(85,339,548)
Fund Share Transactions
Proceeds from sale of shares	6,611,797	8,327,174	569,938,126	612,737,941
Proceeds from shares issued to shareholders due to reinvestment of distributions	124,618	6,156	2,857,780	70,275,035
	6,736,415	8,333,330	572,795,906	683,012,976
Cost of shares redeemed	(1,451,267)	(1,358,796)	(395,449,890)	(432,290,730)
Redemption fees	215	—	21,168	106,133
Net increase (decrease) in net assets from Fund share transactions	5,285,363	6,974,534	177,367,184	250,828,379
Net increase (decrease) in net assets	5,825,959	7,264,310	203,620,008	61,255,296
Net assets at the beginning of period	10,410,047	3,145,737	975,111,374	913,856,078
Net assets at the end of period	$16,236,006	$10,410,047	$1,178,731,382	$975,111,374
Undistributed (Over-distribution of) net investment income (loss) at the end of period	$(315,487)	$18,805	$(5,057,191)	$(839,811)

N/A Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus and Tradewinds Global Resources do not offer Class B Shares. Tradewinds Global Resources did not offer Class R3 Shares prior to September 29, 2009.

See accompanying notes to financial statements.

Nuveen Investments	45

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds Global All-Cap Plus Fund (“Tradewinds Global All-Cap Plus”), Nuveen Tradewinds Global Resources Fund (“Tradewinds Global Resources”) and Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

The investment objective of each Fund is to provide long-term capital appreciation.

Under normal market conditions, Tradewinds Emerging Markets invests at least 80% of its net assets in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt and other fixed income securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global All-Cap invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. Under normal market conditions, the Fund will invest in equity securities of companies located in at least three different countries, including the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global All-Cap Plus invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform. The Fund will take both long and short positions in securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may use all or a portion of the cash proceeds from short positions to take additional long positions.

Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets plus borrowings in non-U.S. equity securities. The Fund may invest up to 25% of its net assets plus borrowings in equity securities of companies located in emerging market countries. Under normal market conditions, the Fund will invest in equity securities of companies located in at least three different countries, including the United States. No more than 35% of the Fund’s net assets plus borrowings may be invested in equity securities of companies located in a single non-U.S. country. “Borrowings” represents the proceeds from short positions less any uninvested cash from such short positions.

The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global Resources invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. equity securities. The Fund may invest up to 40% of its net assets in equity securities of companies located in emerging market countries. Under normal market conditions, the Fund will invest in equity securities of companies located in at least three different countries, including the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds International Value invests primarily in non-U.S. equity securities. The Fund invests primarily in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

46	Nuveen Investments

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices of fixed-income securities are provided by an independent pricing service approved by the Funds’ Board of Trustees. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (“NAV”) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At January 31, 2010, Tradewinds Global All-Cap and Tradewinds Global All-Cap Plus had delayed delivery purchase commitments of $1,313,675 and $61,444, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short, is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premium and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund imposes a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. Fees imposed on shares redeemed are recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable.

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2010.

Enhanced Custody Program

Tradewinds Global All-Cap Plus pursues a “long/short” investment strategy, pursuant to which it sells “short” up to 50% of the value of its initial “long” portfolio and purchases additional “long” investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security “short,” it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the “short” position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolios. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on a short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

48	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2010:

Tradewinds Emerging Markets	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,900,944	$1,069,404	$—	$2,970,348
Convertible Bonds	—	107,799	—	107,799
Corporate Bonds	—	128,492	—	128,492
Total	$1,900,944	$1,305,695	$—	$3,206,639

Tradewinds Global All-Cap	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$345,456,475	$253,511,610	$—	$598,968,085
Warrants	512,282	—	—	512,282
Short-Term Investments	54,337,424	—	—	54,337,424
Total	$400,306,181	$253,511,610	$—	$653,817,791

Tradewinds Global All-Cap Plus	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$3,886,101	$2,907,251	$—	$6,793,352
Short-Term Investments	2,151,340	—	—	2,151,340
Common Stocks Sold Short	(2,083,086)	—	—	(2,083,086)
Total	$3,954,355	$2,907,251	$—	$6,861,606

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

Tradewinds Global Resources	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$10,903,777	$3,775,043	$—	$14,678,820
Warrants	7,007	—	—	7,007
Short-Term Investments	1,591,960	—	—	1,591,960
Total	$12,502,744	$3,775,043	$—	$16,277,787

Tradewinds International Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$384,227,182	$717,710,544	$—	$1,101,937,726
Short-Term Investments	71,791,483	—	—	71,791,483
Total	$456,018,665	$717,710,544	$—	$1,173,729,209

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of common stocks classified as Level 2.

The following is a reconciliation of Tradewinds Emerging Markets Level 3 investments held at the beginning and end of the measurement period:

Tradewinds Emerging Markets Level 3 Convertible Bonds
Balance at beginning of period	$87,044
Gains (losses):
Net realized gains (losses)	709
Net change in unrealized appreciation (depreciation)	19,850
Net purchases at cost (sales at proceeds)	(11,213)
Net discounts (premiums)	710
Net transfers in to (out of) at end of period fair value	(97,100)
Balance at end of period	$—

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended January 31, 2010.
4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Emerging Markets
	Six Months Ended 1/31/10		For the Period 12/29/08 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	533	$20,000	12,500	$250,000
Class C	29	1,000	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	80	3,000	57,151	1,513,428
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	235	8,346	—	—
	877	32,346	94,651	2,263,428
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(80)	(2,953)	—	—
Redemption fees:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	60	—	—
	(80)	(2,893)	—	—
Net increase (decrease)	797	$29,453	94,651	$2,263,428

50	Nuveen Investments

	Tradewinds Global All-Cap
	Six Months Ended 1/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,363,605	$124,409,132	6,584,978	$121,766,741
Class A – automatic conversion of Class B Shares	66	1,453	4,849	76,563
Class B	5,645	129,897	15,532	257,858
Class C	1,451,565	33,912,283	1,061,466	19,227,638
Class R3	829	20,274	11,062	150,000
Class I	8,205,766	196,398,892	5,517,870	101,119,238
Shares issued to shareholders due to reinvestment of distributions:
Class A	21,340	517,717	440,354	6,760,142
Class B	—	—	9,395	142,333
Class C	—	—	90,919	1,379,244
Class R3	—	12	—	—
Class I	36,116	875,446	281,453	4,330,477
	15,084,932	356,265,106	14,017,878	255,210,234
Shares redeemed:
Class A	(5,027,826)	(120,752,378)	(7,402,142)	(120,811,421)
Class B	(9,660)	(222,131)	(29,319)	(513,102)
Class B – automatic conversion to Class A Shares	(67)	(1,453)	(4,865)	(76,563)
Class C	(223,961)	(5,181,438)	(1,061,832)	(17,938,408)
Class I	(890,310)	(20,872,047)	(3,698,535)	(60,372,441)
Redemption fees:
Class A	—	9,083	—	36,137
Class B	—	89	—	408
Class C	—	1,982	—	6,405
Class R3	—	8	—	10
Class I	—	5,245	—	14,443
	(6,151,824)	(147,013,040)	(12,196,693)	(199,654,532)
Net increase (decrease)	8,933,108	$209,252,066	1,821,185	$55,555,702

	Tradewinds Global All-Cap Plus
	Six Months Ended 1/31/10		For the Period 12/29/08 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	104,913	3,285,658	101,416	2,584,103
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	44	1,343	—	—
Net increase (decrease)	104,957	$3,287,001	138,916	$3,334,103

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

	Tradewinds Global Resources
	Year Ended 1/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	180,124	$3,611,453	67,442	$1,148,294
Class C	64,671	1,329,049	26,789	397,403
Class R3	2,547	50,000	N/A	N/A
Class I	79,115	1,621,295	432,049	6,781,477
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,511	72,858	486	5,746
Class C	467	9,592	10	122
Class R3	—	—	N/A	N/A
Class I	2,027	42,168	25	288
	332,462	6,736,415	526,801	8,333,330
Shares redeemed:
Class A	(15,257)	(309,798)	(9,601)	(120,017)
Class C	(1,524)	(32,092)	(3,301)	(43,803)
Class R3	—	—	N/A	N/A
Class I	(57,138)	(1,109,377)	(73,511)	(1,194,976)
Redemption fees:
Class A	—	53	—	—
Class C	—	15	—	—
Class R3	—	—	N/A	N/A
Class I	—	147	—	—
	(73,919)	(1,451,052)	(86,413)	(1,358,796)
Net increase (decrease)	258,543	$5,285,363	440,388	$6,974,534

N/A Tradewinds Global Resources did not offer Class R3 Shares prior to September 29, 2009.

	Tradewinds International Value
	Year Ended 1/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,857,896	$230,797,457	18,465,726	$361,795,104
Class A – automatic conversion of Class B Shares	25	578	26,922	629,334
Class B	4,785	107,566	7,680	152,318
Class C	499,979	11,123,075	1,119,578	21,453,183
Class R3	32,490	747,262	54,026	1,101,627
Class I	13,867,655	327,162,188	11,080,275	227,606,375
Shares issued to shareholders due to reinvestment of distributions:
Class A	50,588	1,177,191	1,564,823	29,052,295
Class B	—	—	44,264	779,041
Class C	—	—	453,464	7,985,506
Class R3	9	218	—	—
Class I	71,934	1,680,371	1,734,255	32,458,193
	24,385,361	572,795,906	34,551,013	683,012,976
Shares redeemed:
Class A	(11,728,336)	(274,406,906)	(9,793,485)	(197,947,767)
Class B	(37,249)	(829,506)	(145,795)	(2,872,915)
Class B – automatic conversion to Class A Shares	(26)	(578)	(28,107)	(629,334)
Class C	(499,493)	(11,112,242)	(1,950,319)	(37,469,639)
Class R3	(5,917)	(137,166)	(8,186)	(159,244)
Class I	(4,664,439)	(108,963,492)	(9,369,522)	(193,211,831)
Redemption fees:
Class A	—	13,335	—	59,563
Class B	—	61	—	3,193
Class C	—	991	—	6,897
Class R3	—	12	—	6
Class I	—	6,769	—	36,474
	(16,935,460)	(395,428,722)	(21,295,414)	(432,184,597)
Net increase (decrease)	7,449,901	$177,367,184	13,255,599	$250,828,379

52	Nuveen Investments

5. Investment Transactions

Purchases and sales (including proceeds from securities sold short but excluding short-term investments) for the six months ended January 31, 2010, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Purchases	$833,418	$268,326,310	$3,421,610	$6,302,982	$308,748,614
Sales	866,209	74,161,462	2,389,186	1,210,102	151,690,119

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2010, the cost of investments was as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Cost of investments	$2,386,664	$629,532,161	$8,270,421	$14,585,244	$1,172,989,131

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2010, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Gross unrealized:
Appreciation	$864,466	$61,607,737	$763,572	$2,403,217	$106,886,608
Depreciation	(44,491)	(37,322,107)	(89,301)	(710,674)	(106,146,530)
Net unrealized appreciation (depreciation) of investments	$819,975	$24,285,630	$674,271	$1,692,543	$740,078

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2009, the Funds’ last tax year end, were as follows:

	Tradewinds** Emerging Markets	Tradewinds Global All-Cap	Tradewinds*** Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Undistributed net ordinary income*	$151,801	$2,003,496	$164,725	$233,398	$4,271,567
Undistributed net long-term capital gains	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

	Tradewinds** Emerging Markets	Tradewinds Global All-Cap	Tradewinds*** Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Distributions from net ordinary income*	$—	$12,376,501	$—	$95,683	$39,780,208
Distributions from net long-term capital gains	—	11,392,417	—	83,225	45,560,522
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2009, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value
Expiration: July 31, 2017	$13,825,171	$120,472	$30,896,398
**	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
***	For the period December 30, 2008 (commencement of operations) through July 31, 2009.

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through July 31, 2009, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Tradewinds** Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value
Post-October currency and PFIC losses	$2,490	$—	$10,311	$931,350
Post-October capital losses	—	38,053,800	923,131	122,429,200
**	For the period December 29, 2008 (commencement of operations) through July 31, 2009.

A portion of Tradewinds Global Resources’ capital loss carryforward and post-October loss is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amounts of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”). This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds Global All-Cap Plus Fund-Level Fee Rate	Tradewinds Global Resources Fund-Level Fee Rate	Tradewinds International Value Fund-Level Fee Rate
For the first $125 million	1.0400%	.7500%	1.0500%	.8000%	.8500%
For the next $125 million	1.0225	.7375	1.0325	.7875	.8375
For the next $250 million	1.0150	.7250	1.0250	.7750	.8250
For the next $500 million	1.0025	.7125	1.0125	.7625	.8125
For the next $1 billion	.9900	.7000	1.0000	.7500	.8000
For net assets over $2 billion	.9750	.6750	.9850	.7250	.7750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Net Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to each fund’s use of financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of January 31, 2010, the complex-level fee rate was .1881%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen. Tradewinds is compensated for its services to the Funds from the management fee paid to the Adviser.

54	Nuveen Investments

The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.60%	November 30, 2011	1.85%
Tradewinds Global All-Cap	1.30	November 30, 2009	1.55
Tradewinds Global All-Cap Plus	1.60	November 30, 2011	1.85
Tradewinds Global Resources	1.35	November 30, 2010	1.55
Tradewinds International Value	1.50	November 30, 2009	N/A

The Adviser may voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended January 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Sales charges collected	$—	$507,792	$—	$—	$156,864
Paid to financial intermediaries	—	446,998	—	—	140,693

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Commission advances	$150	$334,283	$—	$10,201	$131,192

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2010, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
12b-1 fees retained	$2,189	$178,025	$1,966	$4,801	$158,829

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2010, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
CDSC retained	$—	$13,336	$—	$218	$19,424

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

At January 31, 2010, Nuveen owned shares of the Funds as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Class A	$12,500	$—	$12,500	$12,500	$—
Class B	N/A	—	N/A	N/A	—
Class C	12,500	—	12,500	12,500	—
Class R3	12,500	11,062	12,500	2,547	5,069
Class I	12,500	—	12,500	22,396	—

N/A	Tradewinds Emerging Markets, Tradewinds Global All-Cap and Tradewinds Global Resources do not offer Class B Shares.

8. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Funds are evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

56	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	57

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS EMERGING MARKETS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (12/08)
2010(d)	$31.45	$(.03)	$5.54	$5.51	$(.38)	$(2.11)	$(2.49)	—		$34.47	17.39%
2009(e)	20.00	.27	11.18	11.45	—	—	—	—		31.45	57.25
Class C (12/08)
2010(d)	31.31	(.16)	5.51	5.35	(.17)	(2.11)	(2.28)	—		34.38	16.94
2009(e)	20.00	.17	11.14	11.31	—	—	—	—		31.31	56.55
Class R3 (12/08)
2010(d)	31.40	(.07)	5.53	5.46	(.31)	(2.11)	(2.42)	—		34.44	17.25
2009(e)	20.00	.24	11.16	11.40	—	—	—	—		31.40	57.00
Class I (12/08)
2010(d)	31.49	.02	5.55	5.57	(.45)	(2.11)	(2.56)	—	**	34.50	17.56
2009(e)	20.00	.23	11.26	11.49	—	—	—	—		31.49	57.45

58	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$449	4.15	%*	(2.46	)%*	1.84	%*	(.15	)%*	27%
393	6.15	*	(2.34	)*	1.85	*	1.95	*	32

431	4.90	*	(3.21	)*	2.59	*	(.90	)*	27
391	6.89	*	(3.09	)*	2.60	*	1.20	*	32

431	4.40	*	(2.71	)*	2.09	*	(.40	)*	27
393	6.40	*	(2.59	)*	2.10	*	1.71	*	32

1,980	3.91	*	(2.21	)*	1.59	*	.10	*	27
1,800	6.19	*	(2.99	)*	1.60	*	1.60	*	32

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2010.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (3/06)
2010(d)	$21.14	$(.03)	$2.51	$2.48	$(.06)	$—	$(.06)	—	**	$23.56	11.74%
2009	24.03	.13	(1.32)	(1.19)	(.11)	(1.59)	(1.70)	—	**	21.14	(2.22)
2008	25.54	.16	.09	.25	(.37)	(1.39)	(1.76)	—	**	24.03	.95
2007	20.80	.18	4.77	4.95	(.15)	(.06)	(.21)	—	**	25.54	23.88
2006(e)	20.00	.04	.76	.80	—	—	—	—		20.80	4.00
Class B (3/06)
2010(d)	20.99	(.12)	2.50	2.38	—	—	—	—	**	23.37	11.34
2009	23.92	.01	(1.35)	(1.34)	—	(1.59)	(1.59)	—	**	20.99	(3.03)
2008	25.43	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.92	.15
2007	20.74	.02	4.75	4.77	(.02)	(.06)	(.08)	—	**	25.43	23.06
2006(e)	20.00	.01	.73	.74	—	—	—	—		20.74	3.70
Class C (3/06)
2010(d)	21.02	(.13)	2.51	2.38	—	—	—	—	**	23.40	11.32
2009	23.94	— **	(1.33)	(1.33)	—	(1.59)	(1.59)	—	**	21.02	(2.98)
2008	25.45	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.94	.16
2007	20.75	.01	4.77	4.78	(.02)	(.06)	(.08)	—	**	25.45	23.10
2006(e)	20.00	(.01)	.76	.75	—	—	—	—		20.75	3.75
Class R3 (3/09)
2010(d)	21.09	(.07)	2.52	2.45	(.01)	—	(.01)	—	**	23.53	11.64
2009(f)	13.56	.08	7.45	7.53	—	—	—	—	**	21.09	55.53
Class I (3/06)(g)
2010(d)	21.14	(.02)	2.53	2.51	(.11)	—	(.11)	—	**	23.54	11.88
2009	24.08	.18	(1.36)	(1.18)	(.17)	(1.59)	(1.76)	—	**	21.14	(2.11)
2008	25.59	.09	.22	.31	(.43)	(1.39)	(1.82)	—	**	24.08	1.20
2007	20.81	.26	4.77	5.03	(.19)	(.06)	(.25)	—	**	25.59	24.22
2006(e)	20.00	.08	.73	.81	—	—	—	—		20.81	4.10

60	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$268,115	1.32	%*	(.30	)%*	1.32	%*	(.30	)%*	15%
233,006	1.40		.74		1.40		.74		72
273,879	1.29		.63		1.29		.63		54
211,912	1.29		.77		1.29		.77		22
66,065	1.48	*	.55	*	1.48	*	.56	*	5

2,824	2.07	*	(1.05	)*	2.07	*	(1.05	)*	15
2,622	2.15		.03		2.15		.03		72
3,209	2.05		(.11)		2.05		(.11)		54
762	2.04		.07		2.04		.07		22
341	2.62	*	(.22	)*	2.27	*	.14	*	5

82,960	2.07	*	(1.10	)*	2.07	*	(1.10	)*	15
48,711	2.15		—	***	2.15		—	***	72
53,299	2.04		(.13)		2.04		(.13)		54
27,666	2.04		.03		2.04		.03		22
5,397	2.30	*	(.11	)*	2.28	*	(.08	)*	5

280	1.57	*	(.56	)*	1.57	*	(.56	)*	15
233	1.66	*	1.01	*	1.66	*	1.01	*	72

305,098	1.08	*	(.14	)*	1.08	*	(.14	)*	15
118,560	1.15		1.01		1.15		1.01		72
84,493	1.08		.35		1.08		.35		54
6,213	1.05		1.09		1.05		1.09		22
1,564	1.64	*	.79	*	1.27	*	1.16	*	5

*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2010.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP PLUS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2010(e)	$28.89	$(.13)	$3.16	$3.03	$(.15)	$(1.76)	$(1.91)	$30.01	10.38%
2009(f)	20.00	.08	8.81	8.89	—	—	—	28.89	44.45
Class C (12/08)
2010(e)	28.77	(.25)	3.14	2.89	—	(1.76)	(1.76)	29.90	9.93
2009(f)	20.00	(.02)	8.79	8.77	—	—	—	28.77	43.85
Class R3 (12/08)
2010(e)	28.85	(.17)	3.15	2.98	(.08)	(1.76)	(1.84)	29.99	10.23
2009(f)	20.00	.05	8.80	8.85	—	—	—	28.85	44.25
Class I (12/08)
2010(e)	28.94	(.11)	3.19	3.08	(.22)	(1.76)	(1.98)	30.04	10.52
2009(f)	20.00	.05	8.89	8.94	—	—	—	28.94	44.70

62	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(d)(c)

Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$375	2.65	%*	(1.23	)%*	2.26	%*	(.85	)%*	60%
361	6.92	*	(4.07	)*	2.25	*	.60	*	105

374	3.40	*	(1.98	)*	3.01	*	(1.60	)*	60
360	7.67	*	(4.82	)*	3.00	*	(.15	)*	105

375	2.90	*	(1.48	)*	2.51	*	(1.10	)*	60
361	7.17	*	(4.32	)*	2.50	*	.35	*	105

6,199	2.29	*	(.96	)*	2.01	*	(.67	)*	60
2,935	5.18	*	(2.90	)*	1.92	*	.36	*	105

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Each ratio includes the effect of dividend expense on securities sold short and enhanced custody expense as follows:

Ratio of Dividend Expense on Securities Sold Short to Average Net Assets		Ratio of Enhanced Custody Expense to Average Net Assets
Year Ended July 31:
2010(e)	.18%*	.24%*
2009(f)	.31*	.10*

(e)	For the six months ended January 31, 2010.
(f)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL RESOURCES
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (12/06)
2010(d)	$17.92	$(.07)	$1.88	$1.81	$(.37)	$—	$(.37)	$—	**	$19.36	10.03%
2009	22.60	.03	(4.09)	(4.06)	—	(.62)	(.62)	—		17.92	(16.58)
2008	23.32	.01	.72	.73	(.60)	(.85)	(1.45)	—		22.60	2.92
2007(e)	20.00	.05	3.27	3.32	—	—	—	—		23.32	16.65
Class C (12/06)
2010(d)	17.68	(.15)	1.85	1.70	(.24)	—	(.24)	—	**	19.14	9.53
2009	22.47	(.07)	(4.10)	(4.17)	—	(.62)	(.62)	—		17.68	(17.18)
2008	23.23	(.18)	.70	.52	(.43)	(.85)	(1.28)	—		22.47	2.07
2007(e)	20.00	(.05)	3.28	3.23	—	—	—	—		23.23	16.15
Class R3 (9/09)
2010(f)	19.63	(.07)	.25	.18	(.41)	—	(.41)	—	**	19.40	0.76
Class I (12/06)(g)
2010(d)	17.99	(.03)	1.88	1.85	(.42)	—	(.42)	—	**	19.42	10.10
2009	22.63	.08	(4.10)	(4.02)	—	(.62)	(.62)	—		17.99	(16.38)
2008	23.38	.08	.68	.76	(.66)	(.85)	(1.51)	—	**	22.63	3.07
2007(e)	20.00	.09	3.29	3.38	—	—	—	—		23.38	16.90

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$4,707	1.76	%*	(.83	)%*	1.59	%*	(.67	)%*	10%
1,339	3.58		(1.78)		1.60		.20		65
370	3.83		(2.43)		1.58		(.18)		43
292	7.79	*	(6.10	)*	1.58	*	.12	*	11

1,911	2.47	*	(1.55	)*	2.34	*	(1.42	)*	10
640	4.29		(2.39)		2.35		(.45)		65
285	4.59		(3.20)		2.33		(.94)		43
290	8.53	*	(6.83	)*	2.34	*	(.64	)*	11

49	1.97		(1.12	)*	1.84	*	(.98	)*	10

9,569	1.57	*	(.52	)*	1.34	*	(.29	)*	10
8,431	3.12		(1.24)		1.35		.52		65
2,490	3.55		(2.08)		1.34		.14		43
292	7.52	*	(5.82	)*	1.33	*	.37	*	11

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2010.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	For the period September 29, 2009 (commencement of operations) through January 31, 2010.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS INTERNATIONAL VALUE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (12/99)
2010(d)	$22.24	$—	$.80	$.80	$(.07)	$—	$(.07)	$—	**	$22.97	3.57%
2009	29.89	.23	(4.82)	(4.59)	(.18)	(2.88)	(3.06)	—	**	22.24	(13.20)
2008	34.42	.15	(.90)	(.75)	(.45)	(3.33)	(3.78)	—	**	29.89	(2.67)
2007	30.05	.36	4.76	5.12	(.27)	(.48)	(.75)	—	**	34.42	17.19
2006	25.43	.57	4.21	4.78	(.17)	—	(.17)	.01		30.05	18.88
2005	20.82	.35	4.44	4.79	(.18)	—	(.18)	—		25.43	23.02
Class B (12/99)
2010(d)	21.24	(.08)	.75	.67	—	—	—	—	**	21.91	3.15
2009	28.69	.04	(4.61)	(4.57)	—	(2.88)	(2.88)	—	**	21.24	(13.86)
2008	33.16	(.10)	(.85)	(.95)	(.19)	(3.33)	(3.52)	—	**	28.69	(3.38)
2007	28.98	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.16	16.33
2006	24.56	.27	4.14	4.41	—	—	—	.01		28.98	18.00
2005	20.13	.08	4.37	4.45	(.02)	—	(.02)	—		24.56	22.10
Class C (12/99)
2010(d)	21.25	(.09)	.76	.67	—	—	—	—	**	21.92	3.15
2009	28.70	.05	(4.62)	(4.57)	—	(2.88)	(2.88)	—	**	21.25	(13.86)
2008	33.18	(.10)	(.86)	(.96)	(.19)	(3.33)	(3.52)	—	**	28.70	(3.42)
2007	29.00	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.18	16.31
2006	24.58	.33	4.08	4.41	—	—	—	.01		29.00	17.98
2005	20.14	.12	4.34	4.46	(.02)	—	(.02)	—		24.58	22.08
Class R3 (8/08)
2010(d)	22.41	(.03)	.79	.76	(.01)	—	(.01)	—	**	23.16	3.40
2009(f)	29.59	.18	(4.36)	(4.18)	(.12)	(2.88)	(3.00)	—	**	22.41	(12.02)
Class I (12/99)(e)
2010(d)	22.36	.03	.80	.83	(.12)	—	(.12)	—	**	23.07	3.70
2009	30.06	.27	(4.83)	(4.56)	(.26)	(2.88)	(3.14)	—	**	22.36	(13.00)
2008	34.59	.23	(.89)	(.66)	(.54)	(3.33)	(3.87)	—	**	30.06	(2.40)
2007	30.19	.47	4.76	5.23	(.35)	(.48)	(.83)	—	**	34.59	17.49
2006	25.55	.68	4.19	4.87	(.24)	—	(.24)	.01		30.19	19.14
2005	20.91	.29	4.58	4.87	(.23)	—	(.23)	—		25.55	23.33

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$480,388	1.56	%*	(.02	)%*	1.56	%*	(.02	)%*	15%
505,600	1.68		1.12		1.68		1.12		45
372,693	1.58		.45		1.58		.45		56
369,845	1.52		1.08		1.52		1.08		56
266,781	1.63		1.95		1.63		1.95		28
60,131	1.59		1.43		1.59		1.43		24

7,101	2.31	*	(.76	)*	2.31	*	(.76	)*	15
7,572	2.42		.20		2.42		.20		45
13,728	2.33		(.32)		2.33		(.32)		56
16,574	2.27		.32		2.27		.32		56
15,258	2.33		.96		2.33		.96		28
9,781	2.33		.33		2.33		.33		24

96,045	2.31	*	(.76	)*	2.31	*	(.76	)*	15
93,082	2.42		.23		2.42		.23		45
136,553	2.33		(.31)		2.33		(.31)		56
151,462	2.27		.32		2.27		.32		56
117,016	2.37		1.17		2.37		1.17		28
27,515	2.35		.49		2.35		.49		24

1,677	1.82	*	(.29	)*	1.82	*	(.29	)*	15
1,027	1.94	*	.88	*	1.94	*	.88	*	45

593,520	1.32	*	.22	*	1.32	*	.22	*	15
367,831	1.43		1.29		1.43		1.29		45
390,882	1.33		.69		1.33		.69		56
437,863	1.26		1.43		1.26		1.43		56
322,653	1.39		2.31		1.39		2.31		28
30,089	1.32		1.18		1.32		1.18		24

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2010.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	67

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Short Position: A security the Fund does not own but has sold short through the delivery of a borrowed security to the borrower.

68	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	69

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $145 billion of assets on December 31, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-GRW-0110P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date April 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date April 9, 2010

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date April 9, 2010